THE SARATOGA ADVANTAGE TRUST
                                 ANNUAL REPORT
                              AS OF AUGUST 31, 2000
                                 CLASS I SHARES



                               TABLE OF CONTENTS
Chairman's                                                             Page 1
Letter................................................................

Investment                                                             Page 3
Review................................................................

Schedules of                                                           Page 17
Investments...........................................................

Statements of Assets and                                               Page 38
Liabilities...........................................................

Statements of                                                          Page 39
Operations............................................................

Statements of Changes in Net Assets................................... Page 40

Notes to Financial                                                     Page 42
Statements............................................................

Financial                                                              Page 47
Highlights............................................................

Independent Auditor's                                                  Page 51
Report................................................................

Tax Information....................................................... Page 52









     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.



                                  TRUSTEES AND OFFICERS



     Bruce E. Ventimiglia              Trustee, Chairman, President & CEO
     Patrick H. McCollough             Trustee
     Udo W. Koopmann                   Trustee
     Floyd E. Seal                     Trustee
     Stephen Ventimiglia               Vice President
     Scott C. Kane                     Vice President & Secretary
     William P. Marra                  Treasurer & Chief Financial Officer
     Mary A. Nelson                    Assistant Treasurer
     Karen Jacoppo-Wood                Assistant Secretary




     Investment Manager                Distributor
     Saratoga Capital Management       Funds Distributor, Inc.
     1501 Franklin Avenue              60 State Street, Suite 1300
     Mineola, NY  11501-4803           Boston, MA  02109


     Transfer and Shareholder Servicing Agent  Custodian
     State Street Bank & Trust Company         State Street Bank & Trust Company
     P.O. Box 8514                             P.O. Box 351
     Boston, MA  02266                         Boston, MA  02101










     THE SARATOGA ADVANTAGE TRUST
     Annual Report to Shareholders
          October 23, 2000


Dear Shareholder:

     We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the 'Trust'). This report covers the twelve months from September 1, 1999 through August 31, 2000. In light of recent stock market volatility, it is timely to revisit the importance of utilizing a sound asset allocation strategy for your serious, 'core' assets.

     Asset Allocation - The Investment 'Compass' That Provides Investors With An Opportunity To Remove Investment Extremes

     As I discussed in a prior Annual Report to Shareholders, asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a 'comfortable' blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

     A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. On the other hand, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

     Using asset allocation as an investment 'compass' can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

     The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. As I also mentioned in a prior Annual Report to Shareholders, to try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

     Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust's portfolios.

     We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                        LARGE CAPITALIZATION VALUE PORTFOLIO
                                      Advised by:
                                    OpCap Advisors
                                  New York, New York


     Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                               Large
Total Aggregate                Capitalization         Morningstar    S & P/Barra
Return for the Period          Value Portfolio        Large Value    Value
Ended August 31, 2000          (Class I)              Average1       Index2
-----------------------------  -------------------    ------------   -----------

9/1/94 (inception) - 8/31/00*      15.3%                  16.1%          18.8%

9/1/99 - 8/31/00                   -0.5%                   6.9%           9.3%

3/1/00 - 8/31/00                   13.5%                  14.3%          15.0%

*Annualized performance for periods greater than one year

     The Saratoga Large Capitalization Value Portfolio invests in a diverse group of high-quality, undervalued companies. The investment team uses fundamentally driven, value-oriented analysis, which leads to the selection of high-quality businesses that are selling for substantially less than their intrinsic value. Each business is examined to determine industry position, profitability and financial strength. Management is also evaluated for its decision-making ability, experience, vision, compensation structure, and stock ownership. Over time we expect the share price of these companies to approach their intrinsic value, potentially producing superior returns.

     The Portfolio owned the common stocks of 49 companies as of August 31, 2000. The largest holding was Freddie Mac, a federally chartered government sponsored enterprise formed for the purpose of financing home ownership in the United States. Other major holdings included supermarket grocer retailer Kroger; WorldCom, that provides a broad range of communications outsourcing and managed network services; Wells Fargo, a diversified financial services company; and Chase Manhattan Bank. Top contributors to the Portfolio performance for the six months ended August 31, 2000 included Kroger, Pharmacia, Household International and FleetBoston Financial.



     1. The Morningstar Large Value Average, as of August 31, 2000, consisted of 669 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index. .

Past performance is not predictive of future performance.

                          LARGE CAPITALIZATION GROWTH PORTFOLIO
                                        Advised by:
                         Harris Bretall Sullivan & Smith, L.L.C.
                                 San Francisco, California


     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                  Large
Total Aggregate                   Capitalization       Morningstar   S & P/Barra
Return for the Period             Growth Portfolio     Large Growth  Growth
Ended August 31, 2000             (Class I)            Average1      Index2
------------------------------    -----------------    ------------- ----------

9/1/94 (inception) - 8/31/00*         24.8%                   25.5%     27.9%

9/1/99 - 8/31/00                      31.5%                   39.1%     22.1%

3/1/00 - 8/31/00                       6.2%                    5.6%      8.8%

*Annualized performance for periods greater than one year

     While the long-term outlook for U.S. financial assets remains positive, history tells us that it is hard for markets to fight-the-Fed. In the face of a rising Fed Funds rate, the stock market has corrected from the levels reached in mid-March. From those highs, the Dow Jones Industrial Average sold off approximately 9%, the S&P 500 Index declined 10% and the NASDAQ Composite collapsed nearly 40%.

In the early 1990's, when technology holdings were less than 15% of the typical investor's portfolio, the volatility of the NASDAQ was little more than a statistical curiosity. Today, with technology stocks representing one-third of the S&P 500 Index and one-half of the Russell Growth Index, the rapidly changing fortunes of the over-the-counter market place reach everyone. As predictable as this spring retreat may seem, actually trading such an event can be treacherous. Because we see such a strong fundamental case for technology stocks, we have chosen not to trade these corrections. While technology stock investing has always been challenging, the volatility of recent years has raised the stakes for investors. Technology stocks have been awarded premium multiples due not only to their extraordinary growth potential, but also to extraordinary momentum.

During the past few months, investors saw the downside of momentum investing. Harris Bretall believes that technology companies need to be judged utilizing a combination of fundamental analysis, and an evaluation of catalysts that can move the stocks near term.

     We have written often about the three macro economic trends that have fueled the strong market over the past five years - demographics, the technology revolution and globalization. We believe they remain firmly in place.


     1. The Morningstar Large Growth Average, as of August 31, 2000, consisted of 698 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                          SMALL CAPITALIZATION PORTFOLIO
                                     Advised by:
                          Thorsell, Parker Partners, Inc.
                                Westport, Connecticut

     Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                 Small
Total Aggregate                  Capitalization    Morningstar
Return for the Period            Portfolio         Small Value     Russell 2000
Ended August 31, 2000            (Class I)         Average1        Index2
-----------------------------    ----------------  -------------   -------------

9/1/94 (inception) - 8/31/00*        12.3%            13.8%           14.7%

9/1/99 - 8/31/00                     29.4%            16.8%           27.2%

3/1/00 - 8/31/00                     14.0%            14.0%           -6.4%

*Annualized performance for periods greater than one year


     Results for the fiscal year ended August 31, 2000 continued to demonstrate the strength of smaller stocks. As investor sentiment for smaller stocks continues to build, we believe that this asset class could well be the most profitable investment theme of the next few years.

     During the past turbulent 24 months while many momentum style investors chased companies with absurdly high projected top line growth and distant earnings, your Portfolio has stayed with its fundamental, bottom-up approach to smaller cap stocks.

     Strong Portfolio performance is concrete evidence supporting our basic investment policy of investing in smaller cap U.S. stocks managed in a 'double-play' style that seeks companies with strong future earnings, low relative multiples, and catalysts for higher valuations. While that approach appeared out of favor in late 1999, since the beginning of 2000 your Portfolio has trended ahead of all major indices.

     We believe that the outlook for your Portfolio of smaller stocks is excellent. Your investment team enters its second decade together with renewed enthusiasm for a consistent and common sense approach to smaller cap U.S. stocks.


     1. The Morningstar Small Value Average, as of August 31, 2000, consisted of 211 mutual funds comprised of small market capitalization stocks with the lowest combinations of price-to earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.




                      INTERNATIONAL EQUITY PORTFOLIO
                                Advised by:
                          Friends Ivory & Sime plc
                            Edinburgh, Scotland

     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
diversified portfolio of the securities of companies domiciled outside of the United States.

Total Aggregate                 International           Morgan Stanley
Return for the Period           Equity Portfolio        EAFE Index
Ended August 31, 2000           (Class I)               (U.S. Dollars)1
------------------------------  --------------------    -------------------

9/1/94 (inception) - 8/31/00*        8.8%                   8.4%

9/1/99 - 8/31/00                    20.7%                   9.6%

3/1/00 - 8/31/00                    -4.5%                  -3.6%

*Annualized performance for periods greater than one year

     Global economies remain in good shape - growth is slowing to a more sustainable level and inflation remains subdued by historic standards. Productivity gains, increased global competition and continued investment in technology have all served to offset any inflation pressure from tight labor markets and rising raw material prices. However, the recent rise in the price of oil cannot be ignored and is starting to raise concerns in financial markets.

     Valuations across equity markets are generally fair, though towards the top end of their historic range. Earnings momentum, although waning, still remains strong. However, we could see margin pressure ahead, especially if we have a cold winter and the price of oil remains at current levels or even higher. As such, we take a more cautious view towards world stock markets at the current time and see no reason to favor any one particular region over the rest. Medium term we continue to like Europe where we expect to see ongoing restructuring.

     As of August 31, 2000, the major weightings in the Portfolio were as follows: 50.1% in Continental Europe, 19.0% in the United Kingdom, 24.0% in Japan and 3.0% in Pacific Ex-Japan.

     Recent portfolio additions include: WPP, a leading global advertising and media company; and San Paolo, Italy's largest bank.




     1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends.

Past performance is not predictive of future performance.




                     INVESTMENT QUALITY BOND PORTFOLIO
                                 Advised by:
                          Fox Asset Management, Inc.
                          Little Silver, New Jersey


     Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.


                                                       Lipper
                                                       Short-        Lehman
                                                       Intermediate Intermediate
Total Aggregate                  Investment Quality    Investment    Government/
Return for the Period            Bond Portfolio        Grade Debt    Corporate
Ended August 31, 2000            (Class I)             Funds Index1  Bond Index2
-----------------------------    --------------------  ------------- -----------

9/1/94 (inception) - 8/31/00*           5.3%                6.0%        6.6%

9/1/99 - 8/31/00                        5.8%                5.9%        6.3%

3/1/00 - 8/31/00                        4.4%                4.2%        4.8%

*Annualized performance for periods greater than one year


     In the annual period ended August 31, 2000, the Portfolio distributed dividends of $0.54 per share.

     Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to
the  yield  advantage   available  in  Corporate  and  U.S.   Government  Agency
securities, there is greater emphasis on Corporate and U.S. Government Agency bond holdings in the Portfolio at this time.

     Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 5.2 years, and an average duration of 3.4 years in the Portfolio.

     Other Portfolio statistics as of August 31, 2000 are as follows: Average yield-to-maturity was 6.9%, average coupon was 6.7% and the average Moody's Rating was Aa3 with 37 fixed income issue held.




     1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

     2. The Lehman Intermediate Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.



                          MUNICIPAL BOND PORTFOLIO
                                Advised by:
                               OpCap Advisors
                             New York, New York


     Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



Total Aggregate                 Municipal Bond    Lipper General     Lehman
Return for the Period           Portfolio         Municipal          Municipal
Ended August 31, 2000           (Class I)         Debt Funds Index1  Bond Index2
------------------------------  ---------------   ----------------- ------------

9/1/94 (inception) - 8/31/00*           4.8%            5.7%           6.5%

9/1/99 - 8/31/00                        6.1%            5.4%           6.8%

3/1/00 - 8/31/00                        7.4%            6.5%           6.8%

*Annualized performance for periods greater than one year



     Municipal bonds have performed well, particularly in the past few months. With the gyrations of the stock market during the year, investors began to look towards the bond market for more safety. Municipals, so cheap relative to other fixed income investments for most of the year, were an obvious place for these investments. For much of the year demand outstripped supply as municipalities curtailed their issuance in an effort to reduce outstanding debt. The municipal yield curve has remained positively sloped with thirty-year municipals yielding more than 1% more than two-year municipals - a very different picture than the Treasury curve.

     We maintained a portfolio of high quality municipals throughout the year in our effort to provide a high level of tax-exempt income with minimal credit risks. Currently, 66% of the Portfolio holds municipals with a rating of AAA, while the Portfolio has an average rating of AA+. We continue to purchase and hold a high percentage of insured municipal bonds, which we deem as inexpensive relative to uninsured bonds. We continue to focus on the general obligation sector of the market as state and local finances are in excellent shape due to the surpluses generated from the strong economy. Finally, we continue to concentrate on the 15 to 20 year part of the yield curve where we believe the best value exists in the municipal marketplace.




     1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

     2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.




                       U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                     Advised by:
                              Sterling Capital Management
                                Charlotte, North Carolina

     Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                U.S. Government Money         90 Day T-Bills
     7-Day                      Market Portfolio              Average Discount
Compound Yield                  (Class I)                     Yield
---------------------------     ------------------------      ------------------

   8/31/00                               5.6%                          6.1%


Total Aggregate                U.S. Government Money   Lipper U.S.    90
Return for the Period          Market Portfolio        Treasury Money Day
Ended August 31, 2000          (Class I)               Market Index1  T-Bills
-----------------------------  ----------------------  -------------- ----------

9/1/94 (inception) - 8/31/00*             4.6%            4.9%        5.1%
9/1/99 - 8/31/00                          5.0%            5.1%        5.4%
3/1/00 - 8/31/00                          2.6%            2.7%        2.8%

*Annualized performance for periods greater than one year


     By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

     The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 2000. The average dollar-weighted portfolio maturity was 54 days, compared with a maximum allowable maturity of 90 days.

     On August 31, 2000, the Federal Funds rate was 6.50%. With the prospects of an economic slowdown growing and a contained inflation environment, it appears the work of the Federal Reserve may be complete. Yields peaked early in the summer and current rates reflect a meaningful lowering of growth expectations.

     An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

     1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.




















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


















August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

                                                                  17


         Principal
          Amount                                                                                              Value
      ----------------                                                                                   -----------------
      ----------------                                                                                   -----------------
                             SHORT-TERM GOVERNMENT NOTES - 3.76%

                             Federal Home Loan Bank - 3.76%
         $  3,016,000        6.51% due 9/01/00                                                               $  3,016,000
                                                                                                         -----------------
                                                                                                         -----------------

                             Total Short-Term Government Notes (Cost-$3,016,000)                                3,016,000
                                                                                                         -----------------
                                                                                                         -----------------

          Shares
      ----------------
      ----------------
                             COMMON STOCKS - 95.20%

                             Aerospace - 2.48%
               37,100        Boeing Company                                                                     1,989,487
                                                                                                         -----------------
                                                                                                         -----------------

                             Airlines - 1.45%
               35,500        AMR, Corporation*                                                                  1,164,844
                                                                                                         -----------------
                                                                                                         -----------------

                             Banking - 10.91%
               53,000        Chase Manhattan Corporation                                                        2,961,375
               66,407        FleetBoston Financial Corporation                                                  2,834,757
               68,660        Wells Fargo Company                                                                2,965,254
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                8,761,386
                                                                                                         -----------------
                                                                                                         -----------------

                             Chemicals - 2.82%
               50,400        E.I. du Pont de Nemours and Company                                                2,261,700
                                                                                                         -----------------

                             Computer Hardware - 1.03%
               24,400        Compaq Computer Corporation                                                          831,125
                                                                                                         -----------------
                                                                                                         -----------------

                             Computer Services - 0.78%
               12,500        Electronic Data Systems Corporation                                                  622,656
                                                                                                         -----------------

                             Computer Software - 4.97%
               63,100        Computer Associates International, Incorporated                                    2,003,425
              100,000        Compuware Corporation*                                                             1,056,250
               13,300        Microsoft Corporation*                                                               928,506
                                                                                                         -----------------
                                                                                                                3,988,181
                                                                                                         -----------------

                             Cosmetics/Toiletries - 0.62%
               12,700        Avon Products, Incorporated                                                          497,681
                                                                                                         -----------------
                                                                                                         -----------------

                             Drugs/Medical Products - 3.40%
               27,900        American Home Products Corporation                                                 1,511,831
               15,700        Bristol Myers Squibb Company                                                         832,100
                5,500        Merck & Co., Incorporated                                                            384,313
                                                                                                         -----------------
                                                                                                                2,728,244
                                                                                                         -----------------

          Shares                                                                                              Value
      ----------------                                                                                   -----------------

                             Electronics - 3.67%
               20,500        Emerson Electric Company                                                        $  1,356,844
               18,500        Rockwell International Corporation                                                   748,094
               18,500        Solectron Corporation                                                                838,281
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                2,943,219
                                                                                                         -----------------

                             Financial Services - 13.46%
               46,667        Citigroup, Incorporated                                                            2,724,167
               44,700        Countrywide Credit Industries, Incorporated                                        1,693,012
               93,000        Federal Home Loan Mortgage Corporation                                             3,917,625
               51,500        Household International, Incorporated                                              2,472,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               10,806,804
                                                                                                         -----------------

                             Healthcare Services - 1.30%
               33,600        Tenet Healthcare Corporation*                                                      1,041,600
                                                                                                         -----------------
                                                                                                         -----------------

                             Insurance - 6.66%
               30,900        AFLAC, Incorporated                                                                1,668,600
               13,400        American General Corporation                                                         975,688
               76,400        John Hancock Financial Services, Incorporated*                                     1,929,100
               11,282        XL Capital Limited,  Class A                                                         777,753
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                5,351,141
                                                                                                         -----------------
                                                                                                         -----------------

                             Machinery/Engineering - 1.65%
               36,100        Caterpillar, Incorporated                                                          1,326,675
                                                                                                         -----------------
                                                                                                         -----------------

                             Manufacturing - 1.40%
               20,000        Textron, Incorporated                                                              1,121,250
                                                                                                         -----------------
                                                                                                         -----------------

                             Metals/Mining - 5.98%
               66,000        Alcoa, Incorporated                                                                2,194,500
               28,000        Minnesota Mining & Manufacturing Company                                           2,604,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                4,798,500
                                                                                                         -----------------
                                                                                                         -----------------

                             Multimedia - 0.83%
               15,000        News Corporation Limited, Sponsored ADR                                              663,750
                                                                                                         -----------------
                                                                                                         -----------------

                             Oil/Gas - 4.66%
               19,000        Chevron Corporation                                                                1,605,500
               24,000        Texaco, Incorporated                                                               1,236,000
               27,100        Unocal Corporation                                                                   904,463
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                3,745,963
                                                                                                         -----------------
                                                                                                         -----------------

                             Publishing - 0.47%
               10,500        Tribune Company                                                                      374,719
                                                                                                         -----------------



          Shares                                                                                              Value
      ----------------                                                                                   -----------------
                                                                                                         -----------------

                             Retail - 11.50%
               67,700        CVS Corporation                                                                 $  2,513,362
               13,000        Gap, Incorporated                                                                    291,688
              160,200        Kroger Company*                                                                    3,634,537
               93,500        McDonalds Corporation                                                              2,793,312
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                9,232,899
                                                                                                         -----------------
                                                                                                         -----------------

                             Telecommunications - 9.46%
               22,200        Motorola, Incorporated                                                               800,588
               14,800        Tellabs, Incorporated*                                                               831,575
               63,500        Verizon Communications                                                             2,770,187
               87,500        Worldcom, Incorporated*                                                            3,193,750
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                7,596,100
                                                                                                         -----------------
                                                                                                         -----------------

                             Transportation - 4.60%
               36,000        Burlington Northern Santa Fe Corporation                                             805,500
               58,000        Canadian Pacific Limited                                                           1,584,125
               46,851        Sabre Group Holdings Corporation*                                                  1,305,972
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                3,695,597
                                                                                                         -----------------
                                                                                                         -----------------

                             Waste Disposal - 1.10%
               46,500        Waste Management, Incorporated                                                       880,594
                                                                                                         -----------------
                                                                                                         -----------------


      Total Common Stocks (Cost-$73,674,460)                                                                 $ 76,424,115
                                                                                                         -----------------
                                                                                                         -----------------

      Total Investments (Cost-$76,690,460)                                             98.92%                $ 79,440,115
                                                                                                         -----------------
                                                                                                         -----------------

      Other Assets in Excess of Liabilities                                             1.08%                     865,139
                                                                                                         -----------------
                                                                                                         -----------------

      Total Net Assets                                                                100.00%                 $80,305,254

                                                                                                         =================
                                                                                                         =================


      * Non-income producing security.
      Summary of Abbreviations:
      ADR - American Depositary Receipt

      See accompanying notes to financial statements.









     * Non-income producing security.

     See accompanying notes to financial statements.





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO




       Shares                                                                                                 Value
   ----------------                                                                                     ------------------
   ----------------
                           COMMON STOCKS - 97.90%

                           Banking - 1.84%
            65,000         Wells Fargo Company                                                                  $2,807,188

                                                                                                        ------------------
                                                                                                        ------------------

                           Beverages - 1.04%
            30,000         Coca-Cola Company                                                                    1,578,750
                                                                                                        ------------------
                                                                                                        ------------------

                           Biomedical - 2.12%
            17,000         Genentech, Incorporated*                                                             3,238,500
                                                                                                        ------------------
                                                                                                        ------------------

                           Computer Hardware - 11.70%
            60,000         Dell Computer Corporation*                                                           2,617,500
            66,000         EMC Corporation*                                                                     6,468,000
            22,000         International Business Machine Corporation                                           2,904,000
            46,000         Sun Microsystems, Incorporated*                                                      5,839,125
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               17,828,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Computer Software - 2.52%
            55,000         Microsoft Corporation*                                                               3,839,687
                                                                                                        ------------------

                           Communications Equipment - 1.71%
            32,000         Nortel Networks Corporation                                                          2,610,000
                                                                                                        ------------------
                                                                                                        ------------------

                           Distribution - 1.58%
            70,000         Costco Wholesale Corporation*                                                        2,410,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Electronics - 15.35%
            45,000         Applied Materials, Incorporated*                                                     3,884,062
            96,000         Intel Corporation                                                                    7,188,000
            38,000         JDS Uniphase Corporation*                                                            4,730,406
            18,000         PMC-Sierra, Incorporated*                                                            4,248,000
            50,000         Texas Instruments, Incorporated                                                      3,346,875
                                                                                                        ------------------
                                                                                                               23,397,343
                                                                                                        ------------------

                           Financial Services - 13.31%
           112,500         Charles Schwab Corporation                                                           4,296,094
            73,333         Citigroup, Incorporated                                                              4,280,833
            41,000         The Goldman Sachs Group, Incorporated                                                5,250,562
            60,000         Morgan Stanley Dean Witter & Company                                                 6,453,750
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               20,281,239
                                                                                                        ------------------
                                                                                                        ------------------

                           Insurance - 2.52%
            43,125         American International Group, Incorporated                                           3,843,516
                                                                                                        ------------------
                                                                                                        ------------------

                           Internet - 6.19%
            60,000         America Online, Incorporated*                                                        3,517,500
            80,000         Broadvision, Incorporated*                                                           2,760,000
            26,000         Yahoo!, Incorporated*                                                                3,159,000
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                9,436,500
                                                                                                        ------------------


       Shares                                                                                                 Value
   ----------------                                                                                     ------------------

                           Manufacturing - 5.40%
           102,000         General Electric Company                                                            $5,986,125

            40,000         Illinois Tool Works, Incorporated                                                    2,242,500
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                8,228,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Multimedia - 1.92%
            75,000         The Walt Disney Company                                                              2,920,312
                                                                                                        ------------------
                                                                                                        ------------------

                           Networking Products - 6.58%
            95,000         Cisco Systems, Incorporated*                                                         6,519,375
            30,000         Network Appliance, Incorporated*                                                     3,510,000
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               10,029,375
                                                                                                        ------------------
                                                                                                        ------------------

                           Oil Field Services - 4.57%
            75,000         Halliburton Company                                                                  3,975,000
            35,000         Schlumberger Limited                                                                 2,985,937
                                                                                                        ------------------
                                                                                                                6,960,937
                                                                                                        ------------------
                                                                                                        ------------------

                           Pharmaceuticals - 5.30%
            31,000         Johnson & Johnson                                                                    2,850,063
            70,000         Pfizer, Incorporated                                                                 3,027,500
            55,000         Schering-Plough Corporation                                                          2,206,875
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                8,084,438
                                                                                                        ------------------
                                                                                                        ------------------

                           Retail - 8.12%
            75,000         Gap, Incorporated                                                                    1,682,813
            69,000         Home Depot, Incorporated                                                             3,316,313
            90,000         Target Corporation                                                                   2,092,500
            56,000         Wal-Mart Stores, Incorporated                                                        2,656,500
            80,000         Walgreen Company                                                                     2,630,000
                                                                                                        ------------------
                                                                                                               12,378,126
                                                                                                        ------------------

                           Semiconductor - 1.64%
            10,000         Broadcom Corporation*                                                                2,500,000
                                                                                                        ------------------

                           Telecommunications - 4.49%
            46,000         Lucent Technologies, Incorporated                                                    1,923,375
            55,000         Qwest Communciations International*                                                  2,839,375
            50,000         SBS Communications, Incorporated                                                     2,087,500
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                6,850,250
                                                                                                        ------------------


   Total Investments (Cost-$84,693,723)                                                 97.90%              $ 149,224,036
                                                                                                        ------------------
                                                                                                        ------------------

   Other Assets in Excess of Liabilities                                                 2.10%                  3,193,749
                                                                                                        ------------------
                                                                                                        ------------------

  Total Net Assets                                                                     100.00%              $ 152,417,785
                                                                                                        ==================
                                                                                                        ==================

   * Non-income producing security.

   See accompanying notes to financial statements.








August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

25

        Shares                                                                                                   Value
     --------------                                                                                        -------------------
     --------------                                                                                        -------------------
                           COMMON STOCKS - 97.14%

                           FINLAND - 4.70%
                           Telecommunications
            39,600         Nokia Oyj, Sponsored ADR                                                             $   1,779,525
                                                                                                           -------------------
                                                                                                           -------------------

                           FRANCE - 13.58%
                           Banking - 2.13%
            68,000         Societe Generale, Sponsored ADR                                                            806,466
                                                                                                           -------------------
                                                                                                           -------------------

                           Financial Services - 1.65%
             8,900         AXA, Sponsored ADR                                                                         625,781
                                                                                                           -------------------
                                                                                                           -------------------

                           Oil/Gas - 2.36%
            11,970         TOTAL Fina Elf, Sponsored ADR                                                              891,765
                                                                                                           -------------------
                                                                                                           -------------------

                           Pharmaceuticals - 3.08%
            15,600         Aventis, Sponsored ADR                                                                   1,166,100
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 4.36%
            10,850         Alcatel Alsthom, Sponsored ADR                                                             899,194
             6,500         France Telecom, Sponsored ADR                                                              749,531
                                                                                                           -------------------
                                                                                                           -------------------
                                                                                                                    1,648,725
                                                                                                           -------------------
                                                                                                           -------------------

                           GERMANY - 5.85%
                           Computer Software - 2.17%
            12,800         SAP Aktiengesellschaft, Sponsored ADR                                                      821,600
                                                                                                           -------------------
                                                                                                           -------------------

                           Diversified Manufacturing Operations - 2.47%
             5,800         Siemens AG, Unsponsored ADR                                                                935,891
                                                                                                           -------------------
                                                                                                           -------------------

                           Drugs/Medical Products - 1.21%
             5,100         Roche Holdings Limited, Sponsored ADR                                                      456,593
                                                                                                           -------------------
                                                                                                           -------------------

                           HONG KONG - 2.02%
                           Closed End Funds
            56,500         Ishares MSCI Hong Kong                                                                     762,750
                                                                                                           -------------------
                                                                                                           -------------------

                           ITALY - 1.87%
                           Banking
            19,800         San Paolo -  IMI S.P.A., Sponsored ADR                                                     707,850
                                                                                                           -------------------

                           JAPAN - 24.19%
                           Audio/Video Products - 2.17%
             7,200         Sony Corporation, Sponsored ADR                                                            822,600
                                                                                                           -------------------
                                                                                                           -------------------

                           Banking - 1.99%
            61,331         Bank of Tokyo-Mitsubishi Limited, Sponsored ADR                                            751,305
                                                                                                           -------------------
                                                                                                           -------------------




        Shares                                                                                                   Value
     --------------                                                                                        -------------------

                                        JAPAN (continued) - 24.19%

                           Computer Hardware - 3.36%
             8,628         TDK Corporation, Sponsored ADR                                                       $   1,272,630
                                                                                                           -------------------
                                                                                                           -------------------

                           Cosmetics/Toiletries - 2.95%
             4,059         Kao Corporation, Unsponsored ADR                                                         1,115,273
                                                                                                           -------------------
                                                                                                           -------------------

                           Finance - 1.81%
            10,260         Orix Corporation, Sponsored ADR                                                            686,138
                                                                                                           -------------------
                                                                                                           -------------------

                           Identification Systems/Development - 1.73%
             4,500         Secom Limited, Unsponsored ADR                                                             655,780
                                                                                                           -------------------
                                                                                                           -------------------

                           Manufacturing - 1.27%
             3,720         Bridgestone Corporation, Unsponsored ADR                                                   481,412
                                                                                                           -------------------
                                                                                                           -------------------

                           Office Equipment - 3.03%
            25,320         Canon, Incorporated, Sponsored ADR                                                       1,415,730
                                                                                                           -------------------
                                                                                                           -------------------

                           Printing - 1.17%
             9,031         Toppan Printing Limited, Unsponsored ADR                                                   441,233
                                                                                                           -------------------
                                                                                                           -------------------

                           Retail - 1.74%
            10,278         Seven-Eleven Japan Limited, Unsponsored ADR                                                660,228
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 2.97%
            18,700         Nippon Telegraph & Telephone Corporation, Sponsored ADR                                  1,125,506
                                                                                                           -------------------
                                                                                                           -------------------

                           NETHERLANDS - 9.66%
                           Banking - 2.78%
            15,600         ING Groep N.V., Sponsored ADR                                                            1,052,025
                                                                                                           -------------------
                                                                                                           -------------------

                           Electronics - 2.16%
            16,614         Koninklijke Philips Electronics N.V., Sponsored ADR                                        819,278
                                                                                                           -------------------
                                                                                                           -------------------

                           Multimedia - 2.22%
            15,750         VNU N.V., Sponsored ADR                                                                    840,141
                                                                                                           -------------------
                                                                                                           -------------------

                           Transportation - 2.49%
            40,100         TNT Post Groep N.V., Sponsored ADR                                                         942,350
                                                                                                           -------------------
                                                                                                           -------------------

                           SPAIN - 5.43%
                           Banking - 3.41%
            43,250         Banco Bilboa Vizcaya Argentaria, Sponsored ADR                                             646,047
            58,800         Banco Santander Central Hispanos, Sponsored ADR                                            643,125
                                                                                                           -------------------
                                                                                                                    1,289,172
                                                                                                           -------------------

                           Telecommunications - 2.02%
            13,331         Telefonica, Sponsored ADR                                                                  764,033
                                                                                                           -------------------



        Shares                                                                                                   Value
     --------------                                                                                        -------------------
                           SWEDEN - 4.12%
                           Telecommunications
            76,000         Telefonaktiebolaget LM Ericsson, Sponsored ADR                                       $   1,558,000
                                                                                                           -------------------
                                                                                                           -------------------

                           SWITZERLAND - 5.52%
                           Food Products - 4.04%
            14,200         Nestle, Sponsored ADR                                                                    1,529,632
                                                                                                           -------------------
                                                                                                           -------------------

                           Human Services - 1.48%
             5,800         Adecco, Sponsored ADR                                                                      558,975
                                                                                                           -------------------
                                                                                                           -------------------

                           TAIWAN - 0.99%
                           Semiconductor
            10,752         Taiwan Semiconductor Limited, Sponsored ADR*                                               376,320
                                                                                                           -------------------
                                                                                                           -------------------

                           UNITED KINGDOM - 19.22%
                           Advertising - 1.72%
             9,200         WPP Group PLC, Sponsored ADR                                                               649,750
                                                                                                           -------------------

                           Banking - 1.58%
             5,800         Barclays PLC, Sponsored ADR                                                                597,400
                                                                                                           -------------------
                                                                                                           -------------------

                           Insurance - 1.52%
            21,950         Prudential Corporation PLC, Sponsored ADR                                                  576,144
                                                                                                           -------------------
                                                                                                           -------------------

                           Multimedia - 1.21%
             3,800         Reuters Group PLC, Sponsored ADR                                                           456,238
                                                                                                           -------------------
                                                                                                           -------------------

                           Oil/Gas - 2.69%
            19,800         Shell Transport & Trading Company, Sponsored ADR                                         1,018,462
                                                                                                           -------------------
                                                                                                           -------------------

                           Pharmaceuticals - 1.92%
            12,600         Glaxo Wellcome PLC, Sponsored ADR                                                          725,288
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 8.58%
             5,804         British Telecommunications PLC, Sponsored ADR                                              741,461
            44,950         Marconi PLC, Unsponsored ADR                                                               796,595
            41,720         Vodafone Airtouch PLC, Sponsored ADR                                                     1,707,913
                                                                                                           -------------------
                                                                                                           -------------------
                                                                                                                    3,245,969
                                                                                                           -------------------

     Total Investments (Cost-$29,376,070)                                               97.14%                 $   36,760,058
                                                                                                           -------------------
                                                                                                           -------------------

     Other Assets in Excess of Liabilities                                               2.86%                      1,081,234
                                                                                                           -------------------
                                                                                                           -------------------

     Total Net Assets                                                                  100.00%                    $37,841,292

                                                                                                           ===================
                                                                                                           ===================

     * Non-income producing securities.


     Summary of Abbreviations:
     ADR - American Depositary Receipt

     See accompanying notes to financial statements.














August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

27

           Principal
            Amount                                                                                                  Value
       ------------------                                                                                     ------------------
       ------------------                                                                                     ------------------

                                U.S. GOVERNMENT NOTES - 43.22%

                                U.S. Treasury Notes - 13.34%
            $  1,087,310        3.375% due 1/15/07                                                                 $  1,047,895
               3,650,000        5.625% due 5/15/08                                                                    3,578,132
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      4,626,027
                                                                                                              ------------------
                                                                                                              ------------------

                                Federal Home Loan Mortgage Corporation - 9.42%
               2,500,000        5.125% due 10/15/08                                                                   2,226,950
                 188,640        Series 1822, Class C, 6.50% due 4/15/20                                                 187,636
                 314,156        Series 1980, Class C, 6.85% due 10/15/21                                                312,780
                 540,409        Series 1921, 7.25% due 4/15/24                                                          539,393
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      3,266,759
                                                                                                              ------------------
                                                                                                              ------------------

                                Federal National Mortgage Association - 20.46%
               6,000,000        6.00% due 5/15/08                                                                     5,684,040
               1,400,000        7.00% due 7/15/05                                                                     1,413,118
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      7,097,158
                                                                                                              ------------------
                                                                                                              ------------------


                                Total U.S. Government Notes (Cost-$14,986,847)                                       14,989,944
                                                                                                              ------------------
                                                                                                              ------------------


                                CORPORATE NOTES & BONDS - 53.70%

                                Automotive - 4.04%
               1,500,000        TRW, Incorporated, 6.05% due 1/15/05                                                  1,399,680
                                                                                                              ------------------
                                                                                                              ------------------

                                Broadcasting - 3.19%
               1,055,000        EZ Communications, 9.75% due 12/01/05                                                 1,107,982
                                                                                                              ------------------
                                                                                                              ------------------

                                Chemicals - 4.17%
               1,500,000        ICI Wilmington, 6.95% due 9/15/04                                                     1,447,410
                                                                                                              ------------------
                                                                                                              ------------------

                                Financial Services - 15.94%
                 425,000        Advanta Credit Card Master Trust II, Series 95-F, Class A1,
                                     6.05% due 8/01/03                                                                  424,201
               1,000,000        Associates Corporate North America, 6.625% due 6/15/05                                  967,170
                 350,000        Associates Corporate North America, 6.25% due 9/15/00                                   349,892
                 750,000        BHP Finance USA, 7.875% due 12/01/02                                                    756,562
                 409,059        Bellsouth Savings & Security ESOT, MTN, Series A,
                                     9.125% due 7/01/03                                                                 421,948
                 246,055        Bellsouth Savings & Security ESOT, MTN, Series A,
                                     9.125% due 7/01/03                                                                 258,822
               1,007,134        Collateralized Mortgage Securities Corporation, Series 1992-3, Class E,
                                     8.00% due 11/20/20                                                               1,005,553
                 200,000        Copelco Capital Funding Corporation, Series 1999-B, Class A3,
                                     6.61% due 12/18/02                                                                 199,400



           Principal
            Amount                                                                                                  Value
       ------------------                                                                                     ------------------

                                                 Financial Services (continued) - 15.94%

        $                       Delta Funding Home Equity Loan Trust, Series 1997-1, Class A2,
       45,517                         6.92% due 5/25/15                                                                 $45,294

                 250,000        Morgan Stanley, MTN, Series C, 5.75% due 2/15/01                                        248,373
                 158,956        National Auto Finance, Series 1996-1, Class A, 6.33% due 12/21/02                       157,750
                 650,000        Prime Credit Card Master Trust, Series 1996-1, Class A, 6.70%
                                      due 7/15/04                                                                       647,966
                  46,219        Residential Asset Securitization Trust, Series 1997-A10,
                                      Class A1, 7.25% due 12/25/27                                                       45,930
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      5,528,861
                                                                                                              ------------------
                                                                                                              ------------------

                                Healthcare Services - 3.46%
               1,200,000        Tenet Healthcare Corporation, 8.625% due 12/01/03                                     1,200,000
                                                                                                              ------------------
                                                                                                              ------------------

                                Insurance - 2.49%
                 825,000        Geico Corporation, 9.15% due 9/15/21                                                    863,098
                                                                                                              ------------------
                                                                                                              ------------------

                                Machinery - 0.29%
                 100,000        Ingersoll-Rand Company, 6.255% due 2/15/01                                               99,330
                                                                                                              ------------------
                                                                                                              ------------------

                                Metals/Mining - 3.29%
               1,200,000        Cyprus Minerals, Incorporated, 6.625% due 10/15/05                                    1,140,660
                                                                                                              ------------------
                                                                                                              ------------------

                                Multimedia - 2.92%
               1,000,000        Westinghouse Electric Corporation, 8.375% due 6/15/02                                 1,014,350
                                                                                                              ------------------
                                                                                                              ------------------

                                Oil/Gas - 0.80%
                 275,000        Amoco Canada Petro Company Limited, 7.25% due 12/01/02                                  277,142
                                                                                                              ------------------
                                                                                                              ------------------

                                Pharmaceuticals - 2.95%
               1,000,000        American Home Products, 7.90% due 2/15/05                                             1,023,560
                                                                                                              ------------------
                                                                                                              ------------------

                                Power/Utility - 2.43%
                 150,000        Public Service Electric & Gas, 7.875% due 11/01/01                                      150,867
                 700,000        Southern California Edison, 5.875% due 1/15/01                                          696,213
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                        847,080
                                                                                                              ------------------
                                                                                                              ------------------

                                Telecommunications -  0.55%
                 190,000        GTE Corporation, 9.375% due 12/01/00                                                    190,977
                                                                                                              ------------------
                                                                                                              ------------------

                                Transportation - 3.61%
               1,300,000        Union Pacific Corporation, 6.12% due 2/01/04                                          1,253,252
                                                                                                              ------------------
                                                                                                              ------------------

                                Waste Disposal - 3.56%
                 500,000        WMX Technologies, 6.70% due 5/01/01                                                     493,350
                 750,000        WMX Technologies, 7.125% due 6/15/01                                                    740,685
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      1,234,035
                                                                                                              ------------------
                                                                                                              ------------------





       Total Corporate Notes & Bonds (Cost-$19,098,193)                                                       $    18,627,417
                                                                                                              ------------------

       Total Investments (Cost-$34,085,040)                                                      96.92%       $    33,617,361
                                                                                                              ------------------
                                                                                                              ------------------

       Other Assets in Excess of Liabilities                                                      3.08%            1,067,234
                                                                                                              ------------------
                                                                                                              ------------------

       Total Net Assets                                                                         100.00%        $    34,684,595
                                                                                                              ==================
                                                                                                              ==================



       Summary of Abbreviations:
       MTN - Medium Term Note

       See accompanying notes to financial statements.





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO



       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         SHORT TERM INVESTMENTS - 1.98%

                         TEXAS - 0.99%
                         Industrial
           $100,000      Grapevine, Texas Industrial Development Corporation

                               Revenue, Series A, 4.35% due 1/24/12                                              $100,000

                                                                                                          ----------------

                         WYOMING - 0.99%
                         Pollution Control
            100,000      Lincoln County, Wyoming Pollution Control Revenue,
                              Series B, 4.25% due 11/01/14                                                        100,000
                                                                                                          ----------------

                         Total Short-Term Investments (Cost - $200,000)                                           200,000
                                                                                                          ----------------

                         MUNICIPAL BONDS - 96.76%

                         ARIZONA - 4.34%
                         Water/Sewer
            500,000      Sedona Arizona Wastewater Municipal Property,
                               4.75% due 7/01/27
                                                                                                                  440,955
                                                                                                          ----------------
                                                                                                          ----------------

                         CALIFORNIA - 8.65%
                         Education - 3.05%
             50,000      California State Public Works Board Lease Revenue, Various
                               California State University Projects, 6.00% due 9/01/15                             54,185
            250,000      California State Public Works Board Lease Revenue, 5.375%
                                due 10/01/17                                                                      255,493
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  309,678
                                                                                                          ----------------
                                                                                                          ----------------
                         Housing - 3.65%
            375,000      California Housing Finance Agency Single Family Mortgage,
                              Series A, Class I,  5.30% due 8/01/18                                               370,541
                                                                                                          ----------------
                                                                                                          ----------------

                         Turnpike/Toll - 1.95%
            200,000      Foothill/Eastern Corridor Agency California Toll Road Revenue
                               Refunding, 5.75% due 1/15/40                                                       197,800
                                                                                                          ----------------
                                                                                                          ----------------

                         COLORADO - 1.55%
                         Health/Hospitals
            150,000      Denver, Colorado City & County Hospital, 6.00% due 10/01/15                              156,858
                                                                                                          ----------------
                                                                                                          ----------------

                         FLORIDA - 0.36%
                         Education
             35,000      Dade County, Florida School Board, Series A, 5.75% due 5/01/12                            36,892
                                                                                                          ----------------
                                                                                                          ----------------

                         GEORGIA - 7.51%
                         Airport - 3.08%
            305,000      Atlanta, Georgia Airport Facilities Revenue, 6.25% due 1/01/21                           312,933
                                                                                                          ----------------
                                                                                                          ----------------


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         Education - 2.16%
           $215,000      Jackson County, Georgia School District, 6.00% due 7/01/14                              $230,557

                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 2.21%
            200,000      Georgia State, Series B, 6.250% due 4/01/07                                              219,504
                                                                                                          ----------------
                                                                                                          ----------------

                         HAWAII - 4.51%
                         General Obligation
            505,000      Hawaii State, Series CR, 4.75% due 4/01/18                                               457,873
                                                                                                          ----------------
                                                                                                          ----------------

                         ILLINOIS - 4.54%
                         Health/Hospitals
            500,000      Illinois Health Facilities Authority Northwestern Medical Facility
                               Foundation, 5.00% due 11/15/18                                                     460,625
                                                                                                          ----------------

                         IOWA - 0.52%
                         Water/Sewer
             50,000      West Des Moines, Iowa Water Revenue, 6.80% due 12/01/13                                   52,592
                                                                                                          ----------------
                                                                                                          ----------------

                         KENTUCKY - 1.01%
                         Turnpike/Toll
            100,000      Kentucky State Turnpike Authority Economic Development,
                               5.625% due 7/01/15                                                                 102,064
                                                                                                          ----------------
                                                                                                          ----------------

                         LOUISIANA - 1.54%
                         General Obligation
            150,000      New Orleans, Louisiana, 6.125% due 10/01/16                                              156,435
                                                                                                          ----------------
                                                                                                          ----------------

                         MARYLAND - 3.11%
                         Resource Recovery
            300,000      Maryland State Energy Financing Administration Solid Waste
                              Disposal Revenue, 6.30% due 12/01/10                                                315,510
                                                                                                          ----------------
                                                                                                          ----------------

                         MISSOURI - 0.36%
                         Housing
             35,000      Missouri State Housing Development Commission GNMA Backed,
                               Series C, 6.90% due 7/01/18                                                         36,166
                                                                                                          ----------------
                                                                                                          ----------------

                         NEBRASKA - 0.41%
                         Power/Utility
             40,000      Omaha, Nebraska Public Power Distribution, 5.50% due 2/01/14                              41,460
                                                                                                          ----------------
                                                                                                          ----------------

                         NEVADA - 1.52%
                         Housing
            150,000      Nevada Housing Division, Single Family, Series A,
                                6.15% due 4/01/17                                                                 153,897
                                                                                                          ----------------
                                                                                                          ----------------



       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         NEW YORK - 9.64%
                         Education - 1.32%
         $  125,000      New York State Dormitory Authority City University, 5.75%
                              due 7/01/09                                                                        $133,924

                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 7.15%
            200,000      New York, New York, Series A, 6.50% due 7/15/06                                          219,670
            500,000      New York, New York, Series E, 5.25% due 2/01/12                                          506,275
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  725,945
                                                                                                          ----------------
                                                                                                          ----------------

                         Housing - 0.76%
             75,000      New York State Mortgage Agency, Series 54, 6.10% due 10/01/15                             77,577
                                                                                                          ----------------
                                                                                                          ----------------

                         Pollution Control - 0.41%
             40,000      New York State Environmental Facilities Corporation Pollution
                              Control, 5.875% due 6/15/14                                                          41,737
                                                                                                          ----------------
                                                                                                          ----------------

                         NORTH DAKOTA - 6.00%
                         Housing
            250,000      North Dakota State Housing Finance Agency, Series A, 5.25% due 7/01/18                   228,595
            390,000      North Dakota State Housing Finance Agency, Series C, 5.50% due 7/01/18                   380,028
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  608,623
                                                                                                          ----------------
                                                                                                          ----------------

                         OHIO - 5.20%
                         General Obligation - 4.64%
            500,000      Akron, Ohio, 5.00% due 12/01/18                                                          470,840
                                                                                                          ----------------
                                                                                                          ----------------

                         Health/Hospitals - 0.56%
             50,000      Lorain County, Ohio Hospital Medical Center, 7.75% due 11/01/13                           56,963
                                                                                                          ----------------
                                                                                                          ----------------

                         PENNSYLVANIA - 4.24%
                         General Obligation - 2.97%
            300,000      Pennsylvania State, Second Series, 5.00% due 11/15/12                                    300,978
                                                                                                          ----------------
                                                                                                          ----------------

                         Tax Allocation - 0.75%
             75,000      Philadelphia, Pennsylvania Municipal Authority, Series A, 5.625%
                              due 11/15/14                                                                         76,396
                                                                                                          ----------------
                                                                                                          ----------------

                         Water/Sewer - 0.52%
             50,000      Pittsburgh, Pennsylvania Water & Sewer Authority, Series B, 5.60%
                               due 9/01/15                                                                         52,553
                                                                                                          ----------------
                                                                                                          ----------------

                         PUERTO RICO - 0.68%
                         Power/Utility
             65,000      Puerto Rico Electric Power Authority, 6.00% due 7/01/15                                   68,873
                                                                                                          ----------------


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------
                                                                                                          ----------------

                         SOUTH CAROLINA - 6.94%
                         Health/Hospitals - 2.35%
         $  250,000      Spartanburg County, South Carolina Health Services, Series B, 5.125%
                               due 4/15/17                                                                       $238,545

                                                                                                          ----------------
                                                                                                          ----------------

                         Power/Utility - 4.52%
            500,000      Piedmont Municipal Power Agency South Carolina Electric Revenue,
                                Series A, 5.00% due 1/01/18                                                       465,905
                                                                                                          ----------------
                                                                                                          ----------------

                         TEXAS - 5.78%
                         Education - 2.27%
            250,000      Houston,Texas Independent School District, Series A, 5.00% due 2/15/24                   230,235
                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 1.00%
             75,000      Houston,Texas, Series C, 5.25% due 4/01/14                                                74,924
             25,000      San Antonio,Texas Certificates of Obligation, 6.625% due 8/01/14                          26,933
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  101,857
                                                                                                          ----------------

                         Housing - 2.01%
            200,000      Texas State Veterans Housing Assistance Program, Series B, 5.75%
                               due 12/01/13                                                                       204,150
                                                                                                          ----------------

                         Power/Utility - 0.50%
             50,000      Brazos River Authority Texas Revenue, 5.800% due 8/01/15                                  50,451
                                                                                                          ----------------
                                                                                                          ----------------

                         UTAH - 3.62%
                         General Obligation
            400,000      Clearfield County, Utah, 5.00% due 2/01/23                                               367,636
                                                                                                          ----------------
                                                                                                          ----------------

                         WASHINGTON - 2.88%
                         Education - 2.52%
            250,000      Spokane County, Washington School District No. 356, Series A,
                                 5.45% due 6/01/13                                                                255,395
                                                                                                          ----------------
                                                                                                          ----------------

                         Power/Utility - 0.36%
             35,000      Seattle, Washington Light & Power, Series A, 5.75% due 8/01/11                            36,047
                                                                                                          ----------------

                         WASHINGTON D.C. - 2.11%
                         Public Facilities
            250,000      Washington DC Convention Center Authority Dedicated Tax
                               Revenue Senior Lien, 4.75% due 10/01/28                                            214,125
                                                                                                          ----------------
                                                                                                          ----------------

                         WISCONSIN - 9.49%
                         Education - 6.49%
            400,000      Wisconsin State Health & Educational Facilities Authority, Series A,
                               5.250% due 8/15/19                                                                 380,624
            300,000      Wisconsin State Health & Educational Facilities, 5.25% due 8/15/27                       278,172
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  658,796
                                                                                                          ----------------
                                                                                                          ----------------

       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                                       WISCONSIN (continued) - 9.49%

                         Housing - 3.00%
           $300,000      Wisconsin Housing & Economic Development Home Ownership,
                         6.20% due 3/01/27                                                                 $304,149

                                                                                                          ----------------


                         WYOMING - 0.25%
                         Housing
             25,000      Wyoming Community Development Authority Housing, 6.65%
                              due 12/01/06                                                                         25,586
                                                                                                          ----------------
                                                                                                          ----------------



     Total Municipal Bonds (Cost-$9,963,854)                                                                   $9,819,756

                                                                                                          ----------------

     Total Investments (Cost-$10,163,854)                                                98.71%               $10,019,756

                                                                                                          ----------------
                                                                                                          ----------------

     Other Assets in Excess of Liabilities                                                1.29%                   131,061
                                                                                                          ----------------
                                                                                                          ----------------

     Total Net Assets                                                                   100.00%               $10,150,817

                                                                                                          ================
                                                                                                          ================



     See accompanying notes to financial statements.








August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO



        Principal
          Amount                                                                                               Value
     -----------------                                                                                    ----------------
     -----------------                                                                                    ----------------
                            U.S. GOVERNMENT NOTES - 100.01%

                            Federal Farm Credit Bank Discount Notes - 7.50%
         $  1,675,000       6.52% due 9/05/00                                                                  $1,673,787

            1,072,000       6.36% due 10/13/00                                                                  1,064,046
                                                                                                          ----------------
                            Total Federal Farm Credit Bank Discount Notes (Cost-$2,737,833)
                                                                                                                2,737,833
                                                                                                          ----------------
                                                                                                          ----------------


                            Federal Home Loan Bank - 3.16%
            1,183,000       6.40% due 1/10/01                                                                   1,155,449
                                                                                                          ----------------
                            Total Federal Home Loan Bank (Cost-$1,155,449)
                                                                                                                1,155,449
                                                                                                          ----------------


                            Federal Home Loan Bank Discount Notes - 14.10%
              128,000       6.10% due 9/15/00                                                                     127,696
              462,000       6.43% due 10/04/00                                                                    459,277
            2,500,000       6.39% due 11/15/00                                                                  2,466,719
              870,000       6.44% due 11/20/00                                                                    857,549
            1,274,000       6.40% due 2/07/01                                                                   1,237,988
                            Total Federal Home Loan Bank Discount Notes
                                                                                                          ----------------
                            (Cost-$5,149,229)                                                                   5,149,229
                                                                                                          ----------------

                            Federal Home Loan Mortgage Discount Notes - 36.92%
               30,000       6.40% due 9/12/00                                                                      29,941
            2,500,000       6.445% due 9/14/00                                                                  2,494,182
            2,415,000       6.39% due 9/19/00                                                                   2,407,284
               25,000       6.46% due 9/19/00                                                                      24,919
              507,000       6.41% due 10/03/00                                                                    504,111
               45,000       6.39% due 10/12/00                                                                     44,673
               34,000       6.42% due 10/12/00                                                                     33,751
            5,000,000       6.44% due 10/19/00                                                                  4,957,067
            1,004,000       6.435% due 10/24/00                                                                   994,488
            1,734,000       6.38% due 11/09/00                                                                  1,712,796
              290,000       6.45% due 1/04/01                                                                     283,505
                            Total Federal Home Loan Mortgage Discount Notes
                                                                                                          ----------------
                                                                                                          ----------------
                            (Cost-$13,486,717)                                                                 13,486,717
                                                                                                          ----------------
                                                                                                          ----------------

                            Federal Home Loan Mortgage Medium-Term Notes - 2.74%
            1,000,000       6.86% due 7/24/01                                                                   1,000,134
                                                                                                          ----------------
                            Total Federal Home Loan Mortgage Medium-Term Notes
                            (Cost-$1,000,134)
                                                                                                                1,000,134
                                                                                                          ----------------

                            Federal National Mortgage Association Discount Notes - 32.88%
              155,000       6.53% due 9/12/00                                                                     154,691
            1,415,000       6.13% due 9/21/00                                                                   1,410,181
              556,000       6.48% due 9/21/00                                                                     553,999
              472,000       6.41% due 9/25/00                                                                     469,983
               46,000       6.17% due 9/28/00                                                                      45,787
            3,000,000       6.15% due 10/06/00                                                                  2,982,063




        Principal
          Amount                                                                                           Value
     -----------------                                                                                -----------------

              $39,000       6.42% due 10/19/00                                                                 $38,666

              523,000       6.43% due 11/02/00                                                                 517,208
               97,000       6.38% due 11/09/00                                                                  95,814
               80,000       6.38% due 11/22/00                                                                  78,838
            2,638,000       6.49% due 12/14/00                                                               2,588,540
            2,443,000       6.44% due 1/04/01                                                                2,388,372
              700,000       6.47% due 1/04/01                                                                  684,274
                                                                                                      -----------------
                            Total Federal National Mortgage Association Discount Notes
                            (Cost-$12,008,416)                                                              12,008,416
                                                                                                      -----------------

                            Federal National Mortgage Association Medium-Term               Notes
                            - 2.72%
            1,000,000       6.00% due 7/17/01                                                                  992,779
                                                                                                      -----------------
                            Total Federal National Mortgage Association Medium-Term Notes
                            (Cost-$992,779)
                                                                                                               992,779
                                                                                                      -----------------

     Total Investments (Cost-$36,530,557)                                                   100.01%       $ 36,530,557
                                                                                                      -----------------
                                                                                                      -----------------

     Liabilities in Excess of Other Assets                                                  (0.01%)            (5,046)
                                                                                                      -----------------
                                                                                                      -----------------

     Total Net Assets                                                                       100.00%       $ 36,525,511
                                                                                                      =================
                                                                                                      =================



     See accompanying notes to financial statements.





                                                     30
 August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                                U.S.
                                          Large          Large                                                            Government
                                     Capitalization Capitalization   Small     International   Investment   Municipal   Money Market
                                          Value         Growth     Capitalization    Equity    Quality Bond   Bond
                                       Portfolio      Portfolio     Portfolio      Portfolio   Portfolio    Portfolio      Portfolio
                                       -------------- --------------  -------------- -------------- --------------- ----------------
Assets
   Investments, (including repurchase
   Agreements of $0, $0, $216,000,
$0, $0,
     $0, $0, respectively; note 1f),
at value cost-
   $76,690,460; $84,693,723;
$44,160,735;
   $29,376,070; $34,085,040;
$10,163,854;
   $36,530,557, respectively; note     $79,440,115  $149,224,036   $50,390,699   $36,760,058   $33,617,361  $10,019,756  $36,530,557
1a)
 Cash                                        1,861     1,125,928           103     1,459,242       555,180       27,749          647
  Receivable for shares of beneficial
    interest sold                          135,732       153,826        86,352        93,461        58,114            -      114,282
  Receivable for investments sold        1,056,548     1,975,670             -             -             -            -            -
  Interest receivable                                          -            21                     544,585      126,396       14,384
                                             -                                             -
  Dividends receivable                     136,459        48,826        49,610        84,402             -            -            -
  Foreign taxes receivable                       -             -             -        42,925             -            -            -

  Prepaid expenses and other assets        103,099       110,783        14,199        25,055        16,009       23,259       21,246
                                    -------------- -------------  ------------ ------------- ------------- ------------ ------------
       Total Assets                     80,873,814   152,639,069    50,540,984    38,465,143    34,791,249   10,197,160   36,681,116
                                    -------------- -------------  ------------ ------------- ------------ ------------- ------------

Liabilities
  Payable to manager                        43,538        81,341        26,718        23,889        16,078        4,687       14,726
  Administration fee payable                 5,635        10,527         3,458         2,679         2,459          717        2,608
  Payable for shares of beneficial
    interest redeemed                       76,453       129,416        33,953       597,283        43,352        2,779       96,850
  Payable for investments purchased        442,934             -             -             -             -            -            -
  Other payables and accrued                     -             -        72,988             -        44,765       38,160       41,421
expenses
                                       ------------ ------------  ------------ ------------- ------------- ------------ ------------
       Total Liabilities                   568,560       221,284       137,117       623,851       106,654       46,343      155,605
                                       ------------ ------------  ------------ ------------- ------------- ------------ ------------

Net Assets
  Shares of beneficial interest at          43,423        45,406        39,083        24,195         35,053      10,061      146,595
par value
  Paid-in-surplus                       76,657,818    74,651,042    41,880,483    27,425,302     35,791,650  10,387,672   36,383,975
  Accumulated undistributed net
investment
    income (loss)                          284,335         1,896         1,897                        1,895       2,044        1,895
                                                                                       1,896
  Accumulated net realized gain
(loss) on
    investments and foreign
currency                                   570,024    13,189,127     2,252,440     3,005,911      (676,325)   (104,862)      (6,954)
    transactions
  Net unrealized appreciation
(depreciation)
    on investments                       2,749,654    64,530,314     6,229,964     7,383,988      (467,678)   (144,098)            -
                                       ----------- -------------  ------------ ------------- -------------- ----------- ------------
       Total Net Assets                $80,305,254  $152,417,785   $50,403,867   $37,841,292    $34,684,595 $10,150,817  $36,525,511
                                       =========== =============  ============ ============= ============== =========== ============

Net Asset Value per Share
   Class I
   Net Assets                          $75,515,957  $142,599,440   $48,274,236   $35,886,989    $33,199,269 $10,020,920  $35,605,634
   Shares of beneficial interest         4,080,115     4,243,228     3,740,950     2,292,485      3,355,131     993,229   35,612,473
outstanding
                                       ----------- -------------  ------------ ------------- -------------- ----------- ------------
   Net asset value and offering
price per                                   $18.51        $33.61        $12.90        $15.65          $9.90      $10.09        $1.00
    Share                              =========== =============  ============= ============ ============== =========== ============


Net Asset Value per Share
   Class B
   Net Assets                           $1,280,094    $2,801,416      $436,283      $420,178       $124,746     $16,255     $114,801
   Shares of beneficial interest            70,126        84,909        34,350        27,268         12,618       1,610      114,813
outstanding
                                      ------------ ------------- ------------- ------------- --------------  ---------- ------------
   Net asset value and offering
price per                                   $18.25        $32.99        $12.70        $15.41         $9.89       $10.10        $1.00
     Share
                                      ============ ============= ============= ============= =============  =========== ============

Net Asset Value per Share
   Class C
   Net Assets                           $3,509,203    $7,016,929    $1,693,348    $1,534,125    $1,360,580     $113,642     $805,076
   Shares of beneficial interest           192,082       212,329       133,010        99,641       137,417       11,264      805,178
outstanding
                                      ------------ ------------- ------------- ------------- -------------  ----------- ------------
   Net asset value and offering
price per                                   $18.27        $33.05        $12.73        $15.40         $9.90       $10.09        $1.00
     Share
                                      ============ ============= ============= ============= =============  =========== ============

See accompanying notes to financial statements.




Year Ended August 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                    31

 Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                    39




                                                                                                                                U.S.
                                   Large           Large                                           Investment             Government
                               Capitalization  Capitalization        Small       International       Quality     Municipal     Money
                                   Value           Growth        Capitalization     Equity            Bond         Bond       Market
                                 Portfolio       Portfolio         Portfolio       Portfolio        Portfolio   Portfolio  Portfolio
                               --------------   ---------------   --------------- --------------   ------------ ---------  ---------
Investment Income
  Dividends                       $1,095,382 (1)    $685,039 (1)      $314,471       $375,945 (1)            -         -           -
  Interest                           254,542          70,786            77,426                       2,489,577   574,391   2,618,245
                                                                                        -
                               --------------   ---------------   --------------- --------------   ------------- -------- ----------
    Total investment income        1,349,924         755,825           391,897        375,945        2,489,577   574,391   2,618,245
                               --------------   ---------------   --------------- --------------   ------------- -------- ----------


Operating Expenses
 Management fees (notes 2a,          518,744         914,413           289,146        273,245          208,358      56,188   212,646
2e)
 Administration fees (note            51,240          80,520            25,620         18,300           29,280       9,150    36,600
2c)
 Transfer and dividend
disbursing                            91,500         128,100            54,900         49,410           69,540      18,300    73,200
 agent fees
 Custodian fees (note 2a)             52,717          72,372           103,011         62,485           59,838      60,561    55,003
 Registration fees                    30,671          24,024            24,346         20,858           21,557      18,439    27,219
 Professional  fees                   32,691          34,521            29,031         23,541           24,639      18,051    27,201
 Reports and notices to
  shareholders                        10,980          23,878            13,220          5,054           10,980           -    13,216
 Trustees' fees                        3,660          18,651            10,076          1,504            7,635       1,504    10,076
 Distribution & service fees
   (note 2d)
     Class B                           4,917           9,422             1,773          1,763              921         113     1,018
     Class C                          28,222          51,742            11,681          8,493            9,312         736     8,119
 Miscellaneous                         8,015           6,086             4,059          4,556            3,143         732     7,325
                               --------------   ---------------   --------------- --------------   -------------- ------------ -----
   Total operating expenses          833,357       1,363,729           566,863        469,209          445,203      83,774   471,623
     Less: Management fees
waived
        and/or expenses                    -        (10,487)          (11,138)              -                -     (58,261)        -
assumed
        (note 2a)
          Expense offset
          arrangement (note          (1,477)        (55,902)             (531)       (58,825)         (15,918)      (2,001)    (103)
2a)
                               --------------   ---------------   --------------- --------------   -------------- --------- --------
     Net operating expenses          831,880       1,297,340           555,194        410,384          429,285      123,512  471,520
                               --------------   ---------------   --------------- --------------   -------------- --------- --------

     Net investment income           518,044       (541,515)         (163,297)       (34,439)        2,060,292     450,879 2,146,725
(loss)
                               --------------   ---------------   --------------- --------------   -------------- -------- ---------

Realized and Unrealized
Gain(Loss) on Investments-Net
 Net realized gain (loss)
on                                 3,958,562      13,895,002         3,281,321      3,040,350        (651,960)    (104,862)  (4,591)
  securities

 Net change in unrealized
   Appreciation
  (depreciation) on              (4,982,517)      24,523,425         8,442,326      3,434,380          614,883      200,242        -
investments
                               --------------   ---------------   --------------- --------------   -------------- ---------- -------

 Net realized gain (loss)
and change in unrealized
appreciation
(depreciation) on investments    (1,023,955)      38,418,427        11,723,647      6,474,730         (37,077)      95,380   (4,591)

  Net increase (decrease) in
net                                (505,911)     $37,876,912       $11,560,350     $6,440,291       $2,023,215   $546,259 $2,142,134
   assets resulting from
operations
                               ==============   ===============   =============== ==============   ============ ========== =========

(1) Net of foreign withholding taxes of $10,145, $90 and $62,763 for Large Capitalization Value, Large Capitalization Growth
and International Equity,  respectively.

See accompanying notes to financial statements.






Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



                                        -------------------------------  ------------------------------  ---------------------------
                                            Large Capitalization Value      Large Capitalization Growth       Small Capitalization
                                                    Portfolio                        Portfolio                     Portfolio
                                        -------------------------------  ------------------------------  ---------------------------

                                         Year Ended      Year Ended      Year Ended     Year Ended    Year Ended      Year Ended
                                      August 31, 2000  August 31,1999  August 31, 2000 August 31,1999 August 31, 2000 August 31,1999
Operations
  Net investment income (loss)                $518,044      $551,397       ($541,515)    ($382,898)        ($163,297)     ($196,421)
  Net realized gain (loss) on                3,958,562     3,911,254       13,895,002     7,636,240         3,281,321        538,422
investments
  Net change in unrealized appreciation
      (depreciation) on investments        (4,982,517)     4,723,895       24,523,425    30,990,758         8,442,326      8,450,520
                                       ---------------  --------------  ---------------- -------------  ------------- --------------
    Net increase (decrease) in net
assets
      resulting from operations              (505,911)     9,186,546       37,876,912    38,244,100        11,560,350      8,792,521
                                       ---------------  --------------  ---------------- -------------  ------------- --------------

Dividends and Distributions to
Shareholders
  Net investment income
     Class I                                 (658,178)     (238,346)               -             -                  -              -
     Class B                                   (2,492)             -               -             -                  -              -
     Class C                                  (20,810)             -               -             -                  -              -
  Net realized gain
     Class I                               (7,097,607)   (2,604,268)     (7,263,382)   (1,644,127)          (477,007)    (6,885,615)
     Class B                                  (26,868)             -        (21,967)             -            (1,052)              -
     Class C                                 (224,407)             -       (232,902)             -           (10,630)              -
    Total dividends and distributions
      to shareholders                      (8,030,362)   (2,842,614)      7,518,251)   (1,644,127)          (488,689)    (6,885,615)
                                          ------------  ------------  -------------- -------------  ----------------- --------------

Share Transactions of
Beneficial Interest
  Net proceeds from shares sold
     Class I                                27,751,163    43,516,472      49,262,429    50,917,991         10,645,993     15,232,180
     Class B                                 1,144,739       180,079       2,491,683       206,626            330,613         76,827
     Class C                                 3,704,069     1,173,280       6,128,643     2,225,861          1,681,162        246,405
  Reinvestment of dividends and
distributions
     Class I                                 7,680,907     2,808,762       7,192,591     1,626,717            474,540      6,833,808
     Class B                                    27,162             -          20,096             -              1,005              -
     Class C                                   238,806             -         225,959             -             10,629              -
  Cost of shares redeemed
     Class I                              (30,085,894)  (16,842,950)    (58,690,995)  (40,089,419)       (11,731,700)    (8,991,933)
     Class B                                  (45,282)             -       (125,520)          (11)           (15,240)              -
     Class C                               (1,367,705)      (26,750)     (2,443,898)      (26,409)          (597,010)        (6,695)
    Net increase in net assets from
share
      transactions of beneficial             9,047,965    30,808,893       4,060,988    14,861,356            799,992     13,390,592
interest
                                          -------------  -----------  -------------- -------------  ----------------- --------------

        Total increase (decrease) in           511,692    37,152,825      34,419,649    51,461,329         11,871,653     15,297,498
net assets

Net Assets
  Beginning of period                       79,793,562    42,640,737     117,998,136    66,536,807         38,532,214     23,234,716
                                          ------------  ------------  -------------- -------------  ----------------- --------------
  End of period (including
undistributed
    (overdistributed) net investment
income
    of $284,335, $240,241; $1,896,
    $1,896; $1,897, $1,896; $1,896,
    $117,534; $1,895, $1,896; $2,044,
    $1,896; $1,895, and $1,895,
   respectively)                          $80,305,254    $79,793,562     $152,417,785  $117,998,136      $50,403,867     $38,532,214
                                          ===========  ==============  ==============  =============     ===========    ============

See accompanying notes to financial statements.






Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------   --------------------------------  ------------------------------   -----------------------------
 International Equity Portfolio         Investment Quality Bond               Municipal Bond            U.S. Government Money Market
                                               Portfolio                         Portfolio                       Portfolio
---------------------------------   --------------------------------  ------------------------------   -----------------------------



   Year Ended       Year Ended        Year Ended       Year Ended       Year Ended      Year Ended       Year Ended      Year Ended
August 31, 2000   August 31,1999    August 31, 2000  August 31,1999     August 31,    August 31,1999     August 31,   August 31,1999
                                                                           2000                             2000
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ------------- -------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ------------- -------------

       ($34,439)        $238,631         $2,060,292      $1,952,674         $450,879         $430,743     $2,146,725      $1,821,251
       3,040,350         703,979          (651,960)          94,374        (104,862)           78,058        (4,591)           (138)

       3,434,380       3,788,888            614,883     (1,593,458)          200,242        (807,644)
                                                                                                               -               -
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------

       6,440,291       4,731,498          2,023,215         453,590          546,259        (298,843)      2,142,134       1,821,113
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------




       (178,106)       (173,213)        (2,012,045)     (1,950,367)        (448,029)        (430,382)    (2,109,276)     (1,819,600)
           (520)               -            (4,312)           (159)            (382)             (24)        (4,138)           (142)
         (2,430)               -           (43,936)         (2,186)          (2,471)            (186)       (33,311)         (1,510)

       (426,623)               -                  -       (225,023)         (62,225)         (43,266)              -               -
         (1,245)               -                  -               -             (48)                -              -               -
         (5,821)               -                  -               -            (365)                -              -               -

       (614,745)       (173,213)        (2,060,293)     (2,177,735)        (513,520)        (473,858)    (2,146,725)     (1,821,252)
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------




      14,990,360      13,305,963         11,618,769      23,031,923        1,689,751        5,637,079     61,134,769      50,062,160
         346,653          65,536             70,053          64,322           26,343            8,604        115,647          70,317
       1,378,461         365,497          1,379,097         293,323           73,956           46,798      2,236,416         350,624

         600,053         171,246          1,946,877       2,128,885          502,497          468,341      2,059,138       1,777,737
           1,763               -              4,164             177              399               29          3,944             153
           8,249               -             40,569           2,239            2,841              182         36,026           1,522

    (14,230,516)     (8,226,685)       (21,390,237)    (18,093,662)      (3,757,336)      (3,571,865)   (75,942,131)    (41,973,797)
         (5,745)               -           (14,110)            (49)         (18,707)                -       (75,248)               -
       (263,327)        (16,947)          (351,854)         (8,367)          (3,805)          (8,296)    (1,762,722)        (56,687)

       2,825,951       5,664,610        (6,696,672)       7,418,791      (1,484,061)        2,580,872   (12,194,161)      10,232,029
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------

       8,651,497      10,222,895        (6,733,750)       5,694,646      (1,451,322)        1,808,171   (12,198,752)      10,231,890


      29,189,795      18,966,900         41,418,345      35,723,699       11,602,139        9,793,968     48,724,263      38,492,373
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------





     $37,841,292     $29,189,795        $34,684,595     $41,418,345      $10,150,817      $11,602,139    $36,525,511     $48,724,263
================= ===============   ================ ===============  =============== ================   =========== ===============
================= ===============   ================ ===============  =============== ================   =========== ===============





Year Ended August 31, 2000
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management
(the  "Manager")  serves as the  Trusts'  manager.  Each of the  Portfolios  are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as
Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Thorsell, Parker Partners, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Funds Distributor, Inc. (the "Administrator") provides the Trust with administrative services. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. The following is a summary of significant accounting policies consistently followed by each Portfolio:
     (a) Valuation of Investments Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.
       (b) Federal Income Tax

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.
       (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. (d) Dividends and Distributions

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:
                                                     Income
                                                   Dividends   Capital Gains
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually
             * paid monthly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

       (e) Allocation of Expenses

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.
       (f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is Maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, theTrust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
       (g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

     For the year ended August 31, 2000, the Manager voluntarily waived $10,487; $11,138 and $58,261 for Large Capitalization Growth, Small Capitalization and Municipal Bond, respectively.

     The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.
     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.
     (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the year ended August 31, 2000 was $337,000 (exclusive of out of pocket administration fees) for the Trust.
     (d) The Portfolios have adopted a Plan of Distribution (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.
     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the 'Expense Agreement') effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an 'Expense Cap'). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For year ended August 31, 2000, reimbursement payments were made by the following Portfolios to the Manager under the terms of the Expense Agreement: $5,648, $1,276, $4,904, $936 and $9,358 for the Large Capitalization Value, Large Capitalization Growth, International Equity, Investment Quality Bond and Money Market Portfolios respectively.

3.    PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2000 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   Purchases       Sales
                                                  ----------------------------
                    Large Capitalization Value     $76,560,587    $67,246,878
                    Large Capitalization Growth     45,598,087     50,294,174
                    Small Capitalization            25,854,103     25,081,047
                    International Equity            18,198,803     15,640,501
                    Investment Quality Bond         18,299,745     24,226,070
                    Municipal Bond                   1,187,030      1,779,054

4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

     At  August  31,  2000,   the   composition   of   unrealized   appreciation
(depreciation) of investment securities were as follows:

                                       Appreciation (Depreciation)     Net
                                       -----------------------------------------
          Large Capitalization Value      $7,518,044   ($4,768,390)   $2,749,654
          Large Capitalization Growth     67,895,581    (3,365,267)   64,530,314
          Small Capitalization            14,047,812    (7,817,848)    6,229,964
          International Equity             8,868,964    (1,484,976)    7,383,988
          Investment Quality Bond            176,941      (644,619)    (467,678)
          Municipal Bond                     155,431      (299,529)    (144,098)

     For U.S. federal income tax, the cost of securities owned at August 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:
                                 Year Ended                     Year Ended
                               August 31, 2000                  August 31,
                                                                    1999
                              ----------------               ---------------
Large Capitalization Value
   Issued                            1,485,531                     2,133,762
   Redeemed                        (1,635,250)                     (815,931)
   Reinvested from                     417,431                       144,855
   Dividends
                              ----------------               ---------------
Net Increase in                       267,712                      1,462,686
Shares
                              ----------------               ---------------

Large Capitalization Growth
   Issued                      1,603,517                           2,054,585
   Redeemed                  (1,884,166)                          (1,573,032)
   Reinvested from               239,432                              71,851
   Dividends
                              ----------------               ---------------
   Net Increase                 (41,217)                             553,404
  (Decrease) in Shares        ----------------               ---------------

Small Capitalization
   Issued                        956,978                           1,541,540
   Redeemed                  (1,050,321)                           (919,820)
   Reinvested from                51,025                             795,518
                              ----------------               ---------------
   Net Increase                 (42,318)                           1,417,238
   (Decrease) in Shares       ----------------               ---------------

International Equity
   Issued                        984,558                           1,115,375
   Redeemed                    (911,588)                            (686,830)
   Reinvested from                38,445                              14,969
   Dividends
                              ----------------               ---------------
   Net Increase in               111,415                             443,514
   Shares
                              ----------------               ---------------

Investment Quality Bond
   Issued                      1,182,384                           2,250,732
   Redeemed                  (2,181,650)                         (1,776,225)
   Reinvested from               198,420                             209,194
   Dividends
                              ----------------               ---------------
   Net Increase                (800,846)                             683,701
   (Decrease) in Shares
                              ----------------               ---------------

Municipal Bond
   Issued                        174,483                             534,305
   Redeemed                    (388,444)                           (336,987)
   Reinvested from                51,614                              44,442
   Dividends
                              ----------------               ---------------
   Net Increase                (162,347)                             241,760
   (Decrease) in Shares
                              ----------------               ---------------

U.S. Government Money Market
   Issued                     61,134,768                          50,062,160
   Redeemed                 (75,942,131)                        (41,973,797)
   Reinvested from             2,059,138                           1,777,737
   Dividends
                              ----------------               ---------------
   Net Increase             (12,748,225)                           9,866,100
   (Decrease) in Shares
                              ----------------               ---------------

     Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                             Class B                        Class C
                  Year Ended       Period from     Year Ended       Period from
                                      1/4/99*                          1/4/99*
                August 31, 2000     to 8/31/99    August 31, 2000     to 8/31/99
            -----------------------------------   ------------------------------
Large Capitalization Value
 Issued            62,862              8,367           198,592            56,675
 Redeemed        ( 2,590)                 -           (75,030)           (1,212)
 Reinvested
 Dividends          1,488                 -             13,057                 -
                 --------            -------         ---------          --------
 Net Increase      61,760              8,367           136,619            55,463
 in Shares       --------            -------         ---------          --------
Large Capitalization Growth
 Issued            80,730              7,611           205,339            83,457
 Redeemed        ( 4,109)                 -           (83,088)            ( 980)
 Reinvested
 Dividends            677                 -             7,600                 -
                 --------            -------         ---------          --------
 Net Increase      77,298              7,611           129,851            82,477
 in Shares       --------            -------         ---------          --------


Small Capitalization
 Issued            28,225              7,276           155,407            24,889
 Redeemed        ( 1,260)                 -           (47,707)            ( 729)
 Reinvested
 Dividends            109                 -              1,150                 -
                 --------            -------         ---------          --------
 Net Increase      27,074              7,276           108,850            24,160
 in Shares       --------            -------         ---------          --------

International Equity
 Issued            22,417              5,159            89,771            30,308
 Redeemed           (421)                 -           (19,572)           (1,399)
 Reinvested
 Dividends            114                 -                533                 -
                 --------            -------         ---------          --------
 Net Increase      22,110              5,159            70,732            28,909
 in Shares       --------            -------         ---------          --------


Investment Quality Bond
 Issued             7,153              6,465           140,415            29,380
 Redeemed          (1,438)               (5)          (35,898)             (843)
 Reinvested
 Dividends            425                 18             4,138               225
                 --------            -------         ---------          --------
 Net Increase       6,140              6,478           108,655            28,762
 in Shares       --------            -------         ---------          --------


Municipal Bond
Issued              2,656                837             7,561             4,598
 Redeemed          (1,927)                 -             (390)             (815)
 Reinvested
 Dividends             41                  3               292                18
                 --------            -------         ---------          --------
 Net Increase         770                840             7,463             3,801
 in Shares       --------            -------         ---------          --------


U.S. Government Money Market
Issued            115,647             70,317         2,236,416           350,624
 Redeemed         (75,249)                 -       (1,762,723)          (56,688)
 Dividends          3,944                153            36,026             1,522
                 --------            -------         ---------          --------
 Net Increase      44,342             70,470           509,719           295,458
 in Shares       --------            -------         ---------          --------

* Commencement of offering


6.    CAPITAL LOSS CARRYFORWARDS

     At August 31, 2000, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio           Total   2005  2006   2007      2008
   U.S. Government Money Market Portfolio   $2,533   $32  $187  2,090      $224
   Municipal Bond Portfolio                 61,929     0     0      0    61,929
   Investment Quality Bond Portfolio        57,972     0     0      0    57,972


     In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 1999 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2000).
                                                       Capital
                                                       Losses
                                                  ------------------
  Large Capitalization Value Portfolio             $              -
  Large Capitalization Growth Portfolio                           -
  Small Capitalization Portfolio                          1,881,629
  International Equity Portfolio                                  -
  Investment Quality Bond Portfolio                         549,129
  Municipal Bond Portfolio                                   42,933
  U.S. Government Money Market Portfolio                      4,421



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                                  INCOME FROM                   DIVIDENDS AND
                                                INVESTMENT OPERATIONS           DISTRIBUTIONS                   RATIOS
                               ---------------------------------------------------------------------   -----------------------------




                                                                                                                    Ratio
                                                                      Distributions                      Ratio      of Net
                                       Net                                  to                           of Net   Investment
                                    Realized               Dividends  Shareholders                      Operating  Income
               Net Asset              And                     to       from Net    Net              Net  Expenses   (Loss)
                Value,             Unrealized      Total   Shareholders Realized  Asset           Assets    to        to
               Beginning   Net     Investment   Gain(Loss)  from Net     Gains    Value,          End of  Average Average Portfolio
                 of       Income       on       Investment Investment     on      End of   Total  Period   Net       Net    Turnover
                Period    (Loss)   Investments  Operations  Income    Investments Period  Return* (000's)  Assets    Assets   Rate



Large Capitalization Value Portfolio (Class I)

Year Ended
August 31, 2000  $20.59    $0.12       ($0.23)     ($0.11)    ($0.17)     ($1.80)$18.51   (0.49%)  $75,516  1.02%(1)  0.68%(1)  90%

Year Ended
August 31, 1999   18.15     0.13        3.40        3.53     (0.09)      (1.00)  20.59     19.84%   78,484  1.10%(1)  0.84%(1)  67%

Year Ended
August 31, 1998  18.57     0.14        0.07        0.21     (0.39)      (0.24)  18.15     0.96%     42,641  1.30%(1)  0.69%(1)  54%

Year Ended
August 31, 1997   14.45     0.09        4.37        4.46     (0.08)      (0.26) 18.57     31.37%    29,676  1.31%(1)  0.60%(1)  25%

Year Ended
August 31, 1996   12.30     0.07        2.33        2.40     (0.11)      (0.14) 14.45     19.73%    18,274  1.28%(1)  0.97%(1)  26%


     (1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During other time periods presented above, Saratoga Capital
Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.02%
and 0.68% respectively, for the year ended August 31, 2000,1.12% and 0.86% respectively, for the year ended August 31, 1999, 1.39% and 0.60%, respectively, for the year ended August 31,1998, 1.56% and 0.35%, respectively, for the year ended August 31,1997 and 2.19% and 0.04% respectively, for the year ended August
31,1996.

Large Capitalization Growth Portfolio (Class I)

Year Ended
August 31, 2000 $26.98   ($0.11)       $8.40       $8.29     --         ($1.66) $33.61   31.45%  $142,600   0.89%(1) (0.35%)(1) 33%

Year Ended
August 31, 1999  17.83    (0.09)        9.65        9.56     --          (0.41) 26.98    54.03%   115,586   1.02%(1) (0.36%)(1) 39%

Year Ended
August 31, 1998  17.87    (0.07)        0.81        0.74      --        (0.78)  17.83     3.91%   66,537    1.18%(1) (0.34%)(1) 45%

Year Ended
August 31, 1997  13.16      (0.02)        4.73        4.71     --          --   17.87    35.79%    47,197   1.36%(1) (0.12%)(1) 53%

Year Ended
August 31, 1996  12.86      (0.02)        0.35        0.33    (0.01)     (0.02) 13.16    2.56%     33,962  1.34%(1) (0.13%)(1) 50%


     (1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31,1999, August 31,
1998 and August 31,1997,  Saratoga  Capital  Management  waived a portion of its management fees. During all other time periods presented  above,Saratoga Capital
Management  waived  all of its fees  and  assumed  a  portion  of the  operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense  offset  arrangement  with its custodian  bank. If such waivers, assumptions  and  expense  offsets  had not been in  effect  for the  respective periods, the ratios of net operating expenses to average daily net assets and of net  investment  income (loss) to average daily net assets would have been 0.94%
and (0.31%)  respectively,  for the year ended August 31, 2000,1.02%  and(0.36%)
respectively,   for  the  year  ended  August  31,  1999,   1.25%  and  (0.41%),
respectively for the year ended August 31,1998, 1.36% and (0.20%), respectively, for the year ended August 31,1997 and 1.67% and (0.60%),  respectively,  for the year ended August 31, 1996.


Small Capitalization Portfolio (Class I)

Year Ended
August 31, 2000$10.10     ($0.04)     $2.96       $2.92     --         ($0.12)  $12.90   29.41%   $48,275   1.25%(1) (0.37%)(1) 59%

Year Ended
August 31, 1999 9.82      0.05)        3.02        2.97     --          (2.69)  10.10    34.91%    38,225   1.21%(1) (0.60%)(1) 32%

Year Ended
August 31, 1998 15.05    (0.10)       (4.20)      (4.30)       --       (0.93)   9.82   (30.64%)   23,235   1.28%(1) (0.63%)(1) 96%

Year Ended
August 31, 1997 13.58    (0.07)        2.37        2.30     --          (0.83)   15.05    18.07%   28,781   1.30%(1) (0.70%)(1) 162%

Year Ended
August 31, 1996 12.62    (0.09)        1.44        1.35    ($0.00)      (0.39)   13.58     11.03%   22,071  1.25%(1) (0.83%)(1)  95%


     (1) During the fiscal years ended August 31, 2000,  August 31,1999,  August
31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital
Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such Waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.24% and (0.34%) respectively, for the year ended august 31, 2000,1.31% and (0.70%), respectively, for the year ended August 31, 1999, 1.44% and 0.98%, respectively, for the year ended August 31,1998, 1.64% and (1.04%), respectively, for the year ended August 31,1997 and 1.84% and (1.42%), respectively, for the year ended
August 31,1996.


International Equity Portfolio (Class I)

Year Ended
August 31, 2000$13.18     ($0.01)       $2.74       $2.73    ($0.08)     ($0.18)$15.65   20.72%    $35,887  1.28%(1) (0.08%)(1) 45%

Year Ended
August 31, 1999 10.92        0.11        2.25        2.36     (0.10)      --    13.18    21.70%     28,743  1.45%(1)  1.00%(1)  46%

Year Ended
August 31, 1998  10.74        0.13        0.09        0.22     (0.04)  --       10.92    2.08%   18,967   1.40% (1)     1.14%(1)58%

Year Ended
August 31, 1997  9.59        0.23        1.12        1.35     (0.20)      --    10.74    14.39%   10,389    1.64%(1)    0.32%(1)58%

Year Ended
August 31, 1996  9.33        0.00        0.34        0.34     (0.03)      (0.05)9.59     3.68%     6,857     1.65%(1)   0.23%(1)58%


     (1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31,1999, August 31, 1998 and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. During other time periods presented above Saratoga Capital
Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.45%
and 0.08% respectively, for the year ended August 31, 2000, 1.49% and 1.04% respectively, for the year ended August 31,1999,1.96% and 0.59%, respectively, for the year ended August 31,1998,2.76% and (1.00%), respectively, for the year ended August 31,1997 and 3.91% and (2.33%) respectively, for the year ended
August 31,1996.


Investment Quality Bond Portfolio (Class I)

Year Ended
Augusy 31, 2000 $9.88     0.54      $0.02       $0.56    ($0.54)       --      $9.90    5.83%    $33,199    1.11%(1)   5.47%(1) 52%

Year Ended
August 31, 1999 10.29     0.49      (0.35)        0.14     (0.49)      (0.06)   9.88      1.33%    41,070     1.05%(1)  4.85%(1) 62%

Year Ended
August 31, 1998 10.09     0.50        0.21        0.71     (0.50)      (0.01)   10.29     7.21%    35,724     1.19%(1)  4.86%(1) 44%

Year Ended
August 31, 1997  9.91     0.51        0.18        0.69     (0.51)        0.00   10.09     7.16%     22,507    1.28%(1)  5.03%(1) 30%

Year Ended
August 31, 1996  10.08    0.48       (0.16)        0.32     (0.48)      (0.01)  9.91      3.23%     16,864    1.31%(1)  4.84%(1) 55%



     (1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During other time periods presented above Saratoga Capital
Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.16% and 5.51% respectively, for the year ended August 31, 2000, 1.06% and 4.86%, respectively, for the year ended August 31, 1999, 1.37% and 4.69%, respectively, for the year ended August 31,1998, 1.52% and 4.71%, respectively, for the year ended August 31,1997 and 2.12% and 3.90%, respectively, for the year ended
August 31,1996.


Municipal Bond Portfolio (Class I)

Year Ended
August 31, 2000$10.00       $0.43     $0.15     $0.58    ($0.43)     ($0.06) $10.09  6.08%  $10,021     1.20%(1)   4.43%(1)   12%

Year Ended
August 31, 1999 10.72       0.42      (0.68)      (0.26)     (0.42)      (0.04) 10.00  (2.55%)   11,556    1.20%(1)   3.96%(1)   23%

Year Ended
August 31, 1998 10.33        0.43        0.42        0.85     (0.44)      (0.02)10.72   8.42%    9,794    1.20%(1)    4.07%(1)   18%

Year Ended
August 31, 1997 10.00        0.43       0.33        0.76     (0.43)      --     10.33   7.67%     7,223    1.21%(1)    4.19%(1)  20%

Year Ended
August 31, 1996  9.93        0.41        0.07        0.48     (0.41)      --    10.00   4.88%    4,708     1.23%(1)    4.03%(1)  12%



     (1) During the fiscal  years  ended  August  31,1999,  August 31,  1998 and
August 31,1997,  Saratoga Capital  Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived  all of its  fees  and  assumed  a  portion  of the  operating  expenses.
Additionally,  for the periods presented above, the Portfolio  benefited from an expense offset arrangement with its custodian bank. If such waivers, Assumptions and  expense  offsets  had not been in effect for the  respective  periods,  the ratios  of net  operating  expenses  to  average  daily  net  assets  and of net investment  income  (loss) to average daily net assets would have been 1.62% and
4.01%  respectively,  for the year  ended  August  31,  2000,  1.68%  and  4.54%
respectively, for the year ended August 31, 1999, 2.15% and 3.12%, respectively, for the year ended August 31,1998, 2.96% and 2.43%,  respectively,  for the year ended  August  31,1997 and 5.32% and (0.12%),  respectively,  for the year ended
August 31,1996.


U.S. Government Money Market Portfolio (Class I)

Year Ended
August 31, 2000$1.000     $0.048      --          $0.048   ($0.048)      --     $1.000   4.96%   $35,605    1.04%(1)    4.82(1)  n/a

Year Ended
August 31, 1999 1.000      0.044       0.000       0.044    (0.044)      --     1.000    4.11%   48,358     1.00%(1)    4.02%(1) n/a

Year Ended
August 31, 1998 1.000      0.045      0.000       0.045      (0.045)     --     1.000    4.59%   38,492     1.12%(1)   4.41%(1) n/a
Year Ended
August 31, 1997 1.000      0.043       0.000       0.043    (0.043)      --     1.000    4.41%   28,572     1.12%(1)    4.31%(1) n/a

Year Ended
August 31, 1996 1.000      0.044      0.000       0.044    (0.044)      --      1.000    4.47%   22,906     1.13%(1)   4.30%(1) n/a




     (1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31,1999, August 31, 1998 and August 31,1997, Saratoga Capital Management waived a portion of its management fees. During other time periods presented above,Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been,1.04% and 4.82% respectively, for the year ended August 31, 2000,1.02% and 4.04%, respectively, for the year ended August, 31 1999, 1.30% and 4.24%, respectively, for the year ended August 31,1998, 1.35% and 4.08%, respectively, for the year ended August 31,1997 and 1.79% and 3.64% Respectively, for the year ended August 31,1996.
--------------------------------------------------------------------------------

(1)      Amount rounds to less than $0.01.

     * Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                        THE SARATOGA ADVANTAGE TRUST
                                 ANNUAL REPORT
                              AS OF AUGUST 31, 2000
                                 CLASS B SHARES



                               TABLE OF CONTENTS
Chairman's                                                             Page 1
Letter................................................................

Investment                                                             Page 3
Review................................................................

Schedules of                                                           Page 11
Investments...........................................................

Statements of Assets and                                               Page 32
Liabilities...........................................................

Statements of                                                          Page 33
Operations............................................................

Statements of Changes in Net Assets................................... Page 34

Notes to Financial                                                     Page 36
Statements............................................................

Financial                                                              Page 41
Highlights............................................................

Independent Auditor's                                                  Page 44
Report................................................................

Tax Information....................................................... Page 45









     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.



                                  TRUSTEES AND OFFICERS



     Bruce E. Ventimiglia              Trustee, Chairman, President & CEO
     Patrick H. McCollough             Trustee
     Udo W. Koopmann                   Trustee
     Floyd E. Seal                     Trustee
     Stephen Ventimiglia               Vice President
     Scott C. Kane                     Vice President & Secretary
     William P. Marra                  Treasurer & Chief Financial Officer
     Mary A. Nelson                    Assistant Treasurer
     Karen Jacoppo-Wood                Assistant Secretary




     Investment Manager                Distributor
     Saratoga Capital Management       Funds Distributor, Inc.
     1501 Franklin Avenue              60 State Street, Suite 1300
     Mineola, NY  11501-4803           Boston, MA  02109


     Transfer and Shareholder Servicing Agent  Custodian
     State Street Bank & Trust Company         State Street Bank & Trust Company
     P.O. Box 8514                             P.O. Box 351
     Boston, MA  02266                         Boston, MA  02101










     THE SARATOGA ADVANTAGE TRUST
     Annual Report to Shareholders
          October 23, 2000


Dear Shareholder:

     We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the 'Trust'). This report covers the twelve months from September 1, 1999 through August 31, 2000. In light of recent stock market volatility, it is timely to revisit the importance of utilizing a sound asset allocation strategy for your serious, 'core' assets.

     Asset Allocation - The Investment 'Compass' That Provides Investors With An Opportunity To Remove Investment Extremes

     As I discussed in a prior Annual Report to Shareholders, asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a 'comfortable' blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

     A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. On the other hand, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

     Using asset allocation as an investment 'compass' can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

     The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. As I also mentioned in a prior Annual Report to Shareholders, to try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

     Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust's portfolios.

     We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                        LARGE CAPITALIZATION VALUE PORTFOLIO
                                      Advised by:
                                    OpCap Advisors
                                  New York, New York


     Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                               Large
Total Aggregate                Capitalization         Morningstar    S & P/Barra
Return for the Period          Value Portfolio        Large Value    Value
Ended August 31, 2000          (Class B)              Average1       Index2
-----------------------------  -------------------    ------------   -----------

1/4/99 (inception) - 8/31/00*       0.1%                   6.6%           9.8%

9/1/99 - 8/31/00                   -1.3%                   6.9%           9.3%

3/1/00 - 8/31/00                   13.0%                  14.3%          15.0%

*Annualized performance for periods greater than one year

     The Saratoga Large Capitalization Value Portfolio invests in a diverse group of high-quality, undervalued companies. The investment team uses fundamentally driven, value-oriented analysis, which leads to the selection of high-quality businesses that are selling for substantially less than their intrinsic value. Each business is examined to determine industry position, profitability and financial strength. Management is also evaluated for its decision-making ability, experience, vision, compensation structure, and stock ownership. Over time we expect the share price of these companies to approach their intrinsic value, potentially producing superior returns.

     The Portfolio owned the common stocks of 49 companies as of August 31, 2000. The largest holding was Freddie Mac, a federally chartered government sponsored enterprise formed for the purpose of financing home ownership in the United States. Other major holdings included supermarket grocer retailer Kroger; WorldCom, that provides a broad range of communications outsourcing and managed network services; Wells Fargo, a diversified financial services company; and Chase Manhattan Bank. Top contributors to the Portfolio performance for the six months ended August 31, 2000 included Kroger, Pharmacia, Household International and FleetBoston Financial.



     1. The Morningstar Large Value Average, as of August 31, 2000, consisted of 669 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index. .

Past performance is not predictive of future performance.

                          LARGE CAPITALIZATION GROWTH PORTFOLIO
                                        Advised by:
                         Harris Bretall Sullivan & Smith, L.L.C.
                                 San Francisco, California


     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                  Large
Total Aggregate                   Capitalization       Morningstar   S & P/Barra
Return for the Period             Growth Portfolio     Large Growth  Growth
Ended August 31, 2000             (Class B)            Average1      Index2
------------------------------    -----------------    ------------- ----------

1/4/99 (inception) - 8/31/00*         23.0%                   28.9%     18.3%

9/1/99 - 8/31/00                      30.2%                   39.1%     22.1%

3/1/00 - 8/31/00                       5.7%                    5.6%      8.8%

*Annualized performance for periods greater than one year

     While the long-term outlook for U.S. financial assets remains positive, history tells us that it is hard for markets to fight-the-Fed. In the face of a rising Fed Funds rate, the stock market has corrected from the levels reached in mid-March. From those highs, the Dow Jones Industrial Average sold off approximately 9%, the S&P 500 Index declined 10% and the NASDAQ Composite collapsed nearly 40%.

In the early 1990's, when technology holdings were less than 15% of the typical investor's portfolio, the volatility of the NASDAQ was little more than a statistical curiosity. Today, with technology stocks representing one-third of the S&P 500 Index and one-half of the Russell Growth Index, the rapidly changing fortunes of the over-the-counter market place reach everyone. As predictable as this spring retreat may seem, actually trading such an event can be treacherous. Because we see such a strong fundamental case for technology stocks, we have chosen not to trade these corrections. While technology stock investing has always been challenging, the volatility of recent years has raised the stakes for investors. Technology stocks have been awarded premium multiples due not only to their extraordinary growth potential, but also to extraordinary momentum.

During the past few months, investors saw the downside of momentum investing. Harris Bretall believes that technology companies need to be judged utilizing a combination of fundamental analysis, and an evaluation of catalysts that can move the stocks near term.

     We have written often about the three macro economic trends that have fueled the strong market over the past five years - demographics, the technology revolution and globalization. We believe they remain firmly in place.


     1. The Morningstar Large Growth Average, as of August 31, 2000, consisted of 698 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                          SMALL CAPITALIZATION PORTFOLIO
                                     Advised by:
                          Thorsell, Parker Partners, Inc.
                                Westport, Connecticut

     Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                 Small
Total Aggregate                  Capitalization    Morningstar
Return for the Period            Portfolio         Small Value     Russell 2000
Ended August 31, 2000            (Class B)         Average1        Index2
-----------------------------    ----------------  -------------   -------------

1/4/99 (inception) - 8/31/00*        21.5%            10.5%           16.7%

9/1/99 - 8/31/00                     28.2%            16.8%           27.2%

3/1/00 - 8/31/00                     13.5%            14.0%           -6.4%

*Annualized performance for periods greater than one year


     Results for the fiscal year ended August 31, 2000 continued to demonstrate the strength of smaller stocks. As investor sentiment for smaller stocks continues to build, we believe that this asset class could well be the most profitable investment theme of the next few years.

     During the past turbulent 24 months while many momentum style investors chased companies with absurdly high projected top line growth and distant earnings, your Portfolio has stayed with its fundamental, bottom-up approach to smaller cap stocks.

     Strong Portfolio performance is concrete evidence supporting our basic investment policy of investing in smaller cap U.S. stocks managed in a 'double-play' style that seeks companies with strong future earnings, low relative multiples, and catalysts for higher valuations. While that approach appeared out of favor in late 1999, since the beginning of 2000 your Portfolio has trended ahead of all major indices.

     We believe that the outlook for your Portfolio of smaller stocks is excellent. Your investment team enters its second decade together with renewed enthusiasm for a consistent and common sense approach to smaller cap U.S. stocks.


     1. The Morningstar Small Value Average, as of August 31, 2000, consisted of 211 mutual funds comprised of small market capitalization stocks with the lowest combinations of price-to earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.




                      INTERNATIONAL EQUITY PORTFOLIO
                                Advised by:
                          Friends Ivory & Sime plc
                            Edinburgh, Scotland

     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
diversified portfolio of the securities of companies domiciled outside of the United States.

Total Aggregate                 International           Morgan Stanley
Return for the Period           Equity Portfolio        EAFE Index
Ended August 31, 2000           (Class B)               (U.S. Dollars)1
------------------------------  --------------------    -------------------

1/4/99 (inception) - 8/31/00*       15.8%                   9.9%

9/1/99 - 8/31/00                    19.7%                   9.6%

3/1/00 - 8/31/00                    -4.8%                  -3.6%

*Annualized performance for periods greater than one year

     Global economies remain in good shape - growth is slowing to a more sustainable level and inflation remains subdued by historic standards. Productivity gains, increased global competition and continued investment in technology have all served to offset any inflation pressure from tight labor markets and rising raw material prices. However, the recent rise in the price of oil cannot be ignored and is starting to raise concerns in financial markets.

     Valuations across equity markets are generally fair, though towards the top end of their historic range. Earnings momentum, although waning, still remains strong. However, we could see margin pressure ahead, especially if we have a cold winter and the price of oil remains at current levels or even higher. As such, we take a more cautious view towards world stock markets at the current time and see no reason to favor any one particular region over the rest. Medium term we continue to like Europe where we expect to see ongoing restructuring.

     As of August 31, 2000, the major weightings in the Portfolio were as follows: 50.1% in Continental Europe, 19.0% in the United Kingdom, 24.0% in Japan and 3.0% in Pacific Ex-Japan.

     Recent portfolio additions include: WPP, a leading global advertising and media company; and San Paolo, Italy's largest bank.




     1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends.

Past performance is not predictive of future performance.




                     INVESTMENT QUALITY BOND PORTFOLIO
                                 Advised by:
                          Fox Asset Management, Inc.
                          Little Silver, New Jersey


     Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.


                                                       Lipper
                                                       Short-        Lehman
                                                       Intermediate Intermediate
Total Aggregate                  Investment Quality    Investment    Government/
Return for the Period            Bond Portfolio        Grade Debt    Corporate
Ended August 31, 2000            (Class B)             Funds Index1  Bond Index2
-----------------------------    --------------------  ------------- -----------

1/4/99 (inception) - 8/31/00*           2.1%                7.4%        3.1%

9/1/99 - 8/31/00                        4.9%                5.9%        6.3%

3/1/00 - 8/31/00                        4.0%                4.2%        4.8%

*Annualized performance for periods greater than one year


     In the annual period ended August 31, 2000, the Portfolio distributed dividends of $0.54 per share.

     Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to
the  yield  advantage   available  in  Corporate  and  U.S.   Government  Agency
securities, there is greater emphasis on Corporate and U.S. Government Agency bond holdings in the Portfolio at this time.

     Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 5.2 years, and an average duration of 3.4 years in the Portfolio.

     Other Portfolio statistics as of August 31, 2000 are as follows: Average yield-to-maturity was 6.9%, average coupon was 6.7% and the average Moody's Rating was Aa3 with 37 fixed income issue held.




     1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

     2. The Lehman Intermediate Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.



                          MUNICIPAL BOND PORTFOLIO
                                Advised by:
                               OpCap Advisors
                             New York, New York


     Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



Total Aggregate                 Municipal Bond    Lipper General     Lehman
Return for the Period           Portfolio         Municipal          Municipal
Ended August 31, 2000           (Class B)         Debt Funds Index1  Bond Index2
------------------------------  ---------------   ----------------- ------------

1/4/99 (inception) - 8/31/00*           0.6%            2.8%           6.5%

9/1/99 - 8/31/00                        5.1%            5.4%           6.8%

3/1/00 - 8/31/00                        7.0%            6.5%           6.8%

*Annualized performance for periods greater than one year



     Municipal bonds have performed well, particularly in the past few months. With the gyrations of the stock market during the year, investors began to look towards the bond market for more safety. Municipals, so cheap relative to other fixed income investments for most of the year, were an obvious place for these investments. For much of the year demand outstripped supply as municipalities curtailed their issuance in an effort to reduce outstanding debt. The municipal yield curve has remained positively sloped with thirty-year municipals yielding more than 1% more than two-year municipals - a very different picture than the Treasury curve.

     We maintained a portfolio of high quality municipals throughout the year in our effort to provide a high level of tax-exempt income with minimal credit risks. Currently, 66% of the Portfolio holds municipals with a rating of AAA, while the Portfolio has an average rating of AA+. We continue to purchase and hold a high percentage of insured municipal bonds, which we deem as inexpensive relative to uninsured bonds. We continue to focus on the general obligation sector of the market as state and local finances are in excellent shape due to the surpluses generated from the strong economy. Finally, we continue to concentrate on the 15 to 20 year part of the yield curve where we believe the best value exists in the municipal marketplace.




     1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

     2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.




                       U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                     Advised by:
                              Sterling Capital Management
                                Charlotte, North Carolina

     Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                U.S. Government Money         90 Day T-Bills
     7-Day                      Market Portfolio              Average Discount
Compound Yield                  (Class B)                     Yield
---------------------------     ------------------------      ------------------

   8/31/00                               5.6%                          6.1%


Total Aggregate                U.S. Government Money   Lipper U.S.    90
Return for the Period          Market Portfolio        Treasury Money Day
Ended August 31, 2000          (Class B)               Market Index1  T-Bills
-----------------------------  ----------------------  -------------- ----------

1/4/99 (inception) - 8/31/00*             3.7%            8.0%        4.7%
9/1/99 - 8/31/00                          4.1%            5.1%        5.4%
3/1/00 - 8/31/00                          2.2%            2.7%        2.8%

*Annualized performance for periods greater than one year


     By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

     The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 2000. The average dollar-weighted portfolio maturity was 54 days, compared with a maximum allowable maturity of 90 days.

     On August 31, 2000, the Federal Funds rate was 6.50%. With the prospects of an economic slowdown growing and a contained inflation environment, it appears the work of the Federal Reserve may be complete. Yields peaked early in the summer and current rates reflect a meaningful lowering of growth expectations.

     An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

     1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.




















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August 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

                                                                  17


         Principal
          Amount                                                                                              Value
      ----------------                                                                                   -----------------
      ----------------                                                                                   -----------------
                             SHORT-TERM GOVERNMENT NOTES - 3.76%

                             Federal Home Loan Bank - 3.76%
         $  3,016,000        6.51% due 9/01/00                                                               $  3,016,000
                                                                                                         -----------------
                                                                                                         -----------------

                             Total Short-Term Government Notes (Cost-$3,016,000)                                3,016,000
                                                                                                         -----------------
                                                                                                         -----------------

          Shares
      ----------------
      ----------------
                             COMMON STOCKS - 95.20%

                             Aerospace - 2.48%
               37,100        Boeing Company                                                                     1,989,487
                                                                                                         -----------------
                                                                                                         -----------------

                             Airlines - 1.45%
               35,500        AMR, Corporation*                                                                  1,164,844
                                                                                                         -----------------
                                                                                                         -----------------

                             Banking - 10.91%
               53,000        Chase Manhattan Corporation                                                        2,961,375
               66,407        FleetBoston Financial Corporation                                                  2,834,757
               68,660        Wells Fargo Company                                                                2,965,254
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                8,761,386
                                                                                                         -----------------
                                                                                                         -----------------

                             Chemicals - 2.82%
               50,400        E.I. du Pont de Nemours and Company                                                2,261,700
                                                                                                         -----------------

                             Computer Hardware - 1.03%
               24,400        Compaq Computer Corporation                                                          831,125
                                                                                                         -----------------
                                                                                                         -----------------

                             Computer Services - 0.78%
               12,500        Electronic Data Systems Corporation                                                  622,656
                                                                                                         -----------------

                             Computer Software - 4.97%
               63,100        Computer Associates International, Incorporated                                    2,003,425
              100,000        Compuware Corporation*                                                             1,056,250
               13,300        Microsoft Corporation*                                                               928,506
                                                                                                         -----------------
                                                                                                                3,988,181
                                                                                                         -----------------

                             Cosmetics/Toiletries - 0.62%
               12,700        Avon Products, Incorporated                                                          497,681
                                                                                                         -----------------
                                                                                                         -----------------

                             Drugs/Medical Products - 3.40%
               27,900        American Home Products Corporation                                                 1,511,831
               15,700        Bristol Myers Squibb Company                                                         832,100
                5,500        Merck & Co., Incorporated                                                            384,313
                                                                                                         -----------------
                                                                                                                2,728,244
                                                                                                         -----------------

          Shares                                                                                              Value
      ----------------                                                                                   -----------------

                             Electronics - 3.67%
               20,500        Emerson Electric Company                                                        $  1,356,844
               18,500        Rockwell International Corporation                                                   748,094
               18,500        Solectron Corporation                                                                838,281
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                2,943,219
                                                                                                         -----------------

                             Financial Services - 13.46%
               46,667        Citigroup, Incorporated                                                            2,724,167
               44,700        Countrywide Credit Industries, Incorporated                                        1,693,012
               93,000        Federal Home Loan Mortgage Corporation                                             3,917,625
               51,500        Household International, Incorporated                                              2,472,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               10,806,804
                                                                                                         -----------------

                             Healthcare Services - 1.30%
               33,600        Tenet Healthcare Corporation*                                                      1,041,600
                                                                                                         -----------------
                                                                                                         -----------------

                             Insurance - 6.66%
               30,900        AFLAC, Incorporated                                                                1,668,600
               13,400        American General Corporation                                                         975,688
               76,400        John Hancock Financial Services, Incorporated*                                     1,929,100
               11,282        XL Capital Limited,  Class A                                                         777,753
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                5,351,141
                                                                                                         -----------------
                                                                                                         -----------------

                             Machinery/Engineering - 1.65%
               36,100        Caterpillar, Incorporated                                                          1,326,675
                                                                                                         -----------------
                                                                                                         -----------------

                             Manufacturing - 1.40%
               20,000        Textron, Incorporated                                                              1,121,250
                                                                                                         -----------------
                                                                                                         -----------------

                             Metals/Mining - 5.98%
               66,000        Alcoa, Incorporated                                                                2,194,500
               28,000        Minnesota Mining & Manufacturing Company                                           2,604,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                4,798,500
                                                                                                         -----------------
                                                                                                         -----------------

                             Multimedia - 0.83%
               15,000        News Corporation Limited, Sponsored ADR                                              663,750
                                                                                                         -----------------
                                                                                                         -----------------

                             Oil/Gas - 4.66%
               19,000        Chevron Corporation                                                                1,605,500
               24,000        Texaco, Incorporated                                                               1,236,000
               27,100        Unocal Corporation                                                                   904,463
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                3,745,963
                                                                                                         -----------------
                                                                                                         -----------------

                             Publishing - 0.47%
               10,500        Tribune Company                                                                      374,719
                                                                                                         -----------------



          Shares                                                                                              Value
      ----------------                                                                                   -----------------
                                                                                                         -----------------

                             Retail - 11.50%
               67,700        CVS Corporation                                                                 $  2,513,362
               13,000        Gap, Incorporated                                                                    291,688
              160,200        Kroger Company*                                                                    3,634,537
               93,500        McDonalds Corporation                                                              2,793,312
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                9,232,899
                                                                                                         -----------------
                                                                                                         -----------------

                             Telecommunications - 9.46%
               22,200        Motorola, Incorporated                                                               800,588
               14,800        Tellabs, Incorporated*                                                               831,575
               63,500        Verizon Communications                                                             2,770,187
               87,500        Worldcom, Incorporated*                                                            3,193,750
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                7,596,100
                                                                                                         -----------------
                                                                                                         -----------------

                             Transportation - 4.60%
               36,000        Burlington Northern Santa Fe Corporation                                             805,500
               58,000        Canadian Pacific Limited                                                           1,584,125
               46,851        Sabre Group Holdings Corporation*                                                  1,305,972
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                3,695,597
                                                                                                         -----------------
                                                                                                         -----------------

                             Waste Disposal - 1.10%
               46,500        Waste Management, Incorporated                                                       880,594
                                                                                                         -----------------
                                                                                                         -----------------


      Total Common Stocks (Cost-$73,674,460)                                                                 $ 76,424,115
                                                                                                         -----------------
                                                                                                         -----------------

      Total Investments (Cost-$76,690,460)                                             98.92%                $ 79,440,115
                                                                                                         -----------------
                                                                                                         -----------------

      Other Assets in Excess of Liabilities                                             1.08%                     865,139
                                                                                                         -----------------
                                                                                                         -----------------

      Total Net Assets                                                                100.00%                 $80,305,254

                                                                                                         =================
                                                                                                         =================


      * Non-income producing security.
      Summary of Abbreviations:
      ADR - American Depositary Receipt

      See accompanying notes to financial statements.









     * Non-income producing security.

     See accompanying notes to financial statements.





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO




       Shares                                                                                                 Value
   ----------------                                                                                     ------------------
   ----------------
                           COMMON STOCKS - 97.90%

                           Banking - 1.84%
            65,000         Wells Fargo Company                                                                  $2,807,188

                                                                                                        ------------------
                                                                                                        ------------------

                           Beverages - 1.04%
            30,000         Coca-Cola Company                                                                    1,578,750
                                                                                                        ------------------
                                                                                                        ------------------

                           Biomedical - 2.12%
            17,000         Genentech, Incorporated*                                                             3,238,500
                                                                                                        ------------------
                                                                                                        ------------------

                           Computer Hardware - 11.70%
            60,000         Dell Computer Corporation*                                                           2,617,500
            66,000         EMC Corporation*                                                                     6,468,000
            22,000         International Business Machine Corporation                                           2,904,000
            46,000         Sun Microsystems, Incorporated*                                                      5,839,125
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               17,828,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Computer Software - 2.52%
            55,000         Microsoft Corporation*                                                               3,839,687
                                                                                                        ------------------

                           Communications Equipment - 1.71%
            32,000         Nortel Networks Corporation                                                          2,610,000
                                                                                                        ------------------
                                                                                                        ------------------

                           Distribution - 1.58%
            70,000         Costco Wholesale Corporation*                                                        2,410,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Electronics - 15.35%
            45,000         Applied Materials, Incorporated*                                                     3,884,062
            96,000         Intel Corporation                                                                    7,188,000
            38,000         JDS Uniphase Corporation*                                                            4,730,406
            18,000         PMC-Sierra, Incorporated*                                                            4,248,000
            50,000         Texas Instruments, Incorporated                                                      3,346,875
                                                                                                        ------------------
                                                                                                               23,397,343
                                                                                                        ------------------

                           Financial Services - 13.31%
           112,500         Charles Schwab Corporation                                                           4,296,094
            73,333         Citigroup, Incorporated                                                              4,280,833
            41,000         The Goldman Sachs Group, Incorporated                                                5,250,562
            60,000         Morgan Stanley Dean Witter & Company                                                 6,453,750
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               20,281,239
                                                                                                        ------------------
                                                                                                        ------------------

                           Insurance - 2.52%
            43,125         American International Group, Incorporated                                           3,843,516
                                                                                                        ------------------
                                                                                                        ------------------

                           Internet - 6.19%
            60,000         America Online, Incorporated*                                                        3,517,500
            80,000         Broadvision, Incorporated*                                                           2,760,000
            26,000         Yahoo!, Incorporated*                                                                3,159,000
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                9,436,500
                                                                                                        ------------------


       Shares                                                                                                 Value
   ----------------                                                                                     ------------------

                           Manufacturing - 5.40%
           102,000         General Electric Company                                                            $5,986,125

            40,000         Illinois Tool Works, Incorporated                                                    2,242,500
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                8,228,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Multimedia - 1.92%
            75,000         The Walt Disney Company                                                              2,920,312
                                                                                                        ------------------
                                                                                                        ------------------

                           Networking Products - 6.58%
            95,000         Cisco Systems, Incorporated*                                                         6,519,375
            30,000         Network Appliance, Incorporated*                                                     3,510,000
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               10,029,375
                                                                                                        ------------------
                                                                                                        ------------------

                           Oil Field Services - 4.57%
            75,000         Halliburton Company                                                                  3,975,000
            35,000         Schlumberger Limited                                                                 2,985,937
                                                                                                        ------------------
                                                                                                                6,960,937
                                                                                                        ------------------
                                                                                                        ------------------

                           Pharmaceuticals - 5.30%
            31,000         Johnson & Johnson                                                                    2,850,063
            70,000         Pfizer, Incorporated                                                                 3,027,500
            55,000         Schering-Plough Corporation                                                          2,206,875
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                8,084,438
                                                                                                        ------------------
                                                                                                        ------------------

                           Retail - 8.12%
            75,000         Gap, Incorporated                                                                    1,682,813
            69,000         Home Depot, Incorporated                                                             3,316,313
            90,000         Target Corporation                                                                   2,092,500
            56,000         Wal-Mart Stores, Incorporated                                                        2,656,500
            80,000         Walgreen Company                                                                     2,630,000
                                                                                                        ------------------
                                                                                                               12,378,126
                                                                                                        ------------------

                           Semiconductor - 1.64%
            10,000         Broadcom Corporation*                                                                2,500,000
                                                                                                        ------------------

                           Telecommunications - 4.49%
            46,000         Lucent Technologies, Incorporated                                                    1,923,375
            55,000         Qwest Communciations International*                                                  2,839,375
            50,000         SBS Communications, Incorporated                                                     2,087,500
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                6,850,250
                                                                                                        ------------------


   Total Investments (Cost-$84,693,723)                                                 97.90%              $ 149,224,036
                                                                                                        ------------------
                                                                                                        ------------------

   Other Assets in Excess of Liabilities                                                 2.10%                  3,193,749
                                                                                                        ------------------
                                                                                                        ------------------

  Total Net Assets                                                                     100.00%              $ 152,417,785
                                                                                                        ==================
                                                                                                        ==================

   * Non-income producing security.

   See accompanying notes to financial statements.








August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

25

        Shares                                                                                                   Value
     --------------                                                                                        -------------------
     --------------                                                                                        -------------------
                           COMMON STOCKS - 97.14%

                           FINLAND - 4.70%
                           Telecommunications
            39,600         Nokia Oyj, Sponsored ADR                                                             $   1,779,525
                                                                                                           -------------------
                                                                                                           -------------------

                           FRANCE - 13.58%
                           Banking - 2.13%
            68,000         Societe Generale, Sponsored ADR                                                            806,466
                                                                                                           -------------------
                                                                                                           -------------------

                           Financial Services - 1.65%
             8,900         AXA, Sponsored ADR                                                                         625,781
                                                                                                           -------------------
                                                                                                           -------------------

                           Oil/Gas - 2.36%
            11,970         TOTAL Fina Elf, Sponsored ADR                                                              891,765
                                                                                                           -------------------
                                                                                                           -------------------

                           Pharmaceuticals - 3.08%
            15,600         Aventis, Sponsored ADR                                                                   1,166,100
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 4.36%
            10,850         Alcatel Alsthom, Sponsored ADR                                                             899,194
             6,500         France Telecom, Sponsored ADR                                                              749,531
                                                                                                           -------------------
                                                                                                           -------------------
                                                                                                                    1,648,725
                                                                                                           -------------------
                                                                                                           -------------------

                           GERMANY - 5.85%
                           Computer Software - 2.17%
            12,800         SAP Aktiengesellschaft, Sponsored ADR                                                      821,600
                                                                                                           -------------------
                                                                                                           -------------------

                           Diversified Manufacturing Operations - 2.47%
             5,800         Siemens AG, Unsponsored ADR                                                                935,891
                                                                                                           -------------------
                                                                                                           -------------------

                           Drugs/Medical Products - 1.21%
             5,100         Roche Holdings Limited, Sponsored ADR                                                      456,593
                                                                                                           -------------------
                                                                                                           -------------------

                           HONG KONG - 2.02%
                           Closed End Funds
            56,500         Ishares MSCI Hong Kong                                                                     762,750
                                                                                                           -------------------
                                                                                                           -------------------

                           ITALY - 1.87%
                           Banking
            19,800         San Paolo -  IMI S.P.A., Sponsored ADR                                                     707,850
                                                                                                           -------------------

                           JAPAN - 24.19%
                           Audio/Video Products - 2.17%
             7,200         Sony Corporation, Sponsored ADR                                                            822,600
                                                                                                           -------------------
                                                                                                           -------------------

                           Banking - 1.99%
            61,331         Bank of Tokyo-Mitsubishi Limited, Sponsored ADR                                            751,305
                                                                                                           -------------------
                                                                                                           -------------------




        Shares                                                                                                   Value
     --------------                                                                                        -------------------

                                        JAPAN (continued) - 24.19%

                           Computer Hardware - 3.36%
             8,628         TDK Corporation, Sponsored ADR                                                       $   1,272,630
                                                                                                           -------------------
                                                                                                           -------------------

                           Cosmetics/Toiletries - 2.95%
             4,059         Kao Corporation, Unsponsored ADR                                                         1,115,273
                                                                                                           -------------------
                                                                                                           -------------------

                           Finance - 1.81%
            10,260         Orix Corporation, Sponsored ADR                                                            686,138
                                                                                                           -------------------
                                                                                                           -------------------

                           Identification Systems/Development - 1.73%
             4,500         Secom Limited, Unsponsored ADR                                                             655,780
                                                                                                           -------------------
                                                                                                           -------------------

                           Manufacturing - 1.27%
             3,720         Bridgestone Corporation, Unsponsored ADR                                                   481,412
                                                                                                           -------------------
                                                                                                           -------------------

                           Office Equipment - 3.03%
            25,320         Canon, Incorporated, Sponsored ADR                                                       1,415,730
                                                                                                           -------------------
                                                                                                           -------------------

                           Printing - 1.17%
             9,031         Toppan Printing Limited, Unsponsored ADR                                                   441,233
                                                                                                           -------------------
                                                                                                           -------------------

                           Retail - 1.74%
            10,278         Seven-Eleven Japan Limited, Unsponsored ADR                                                660,228
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 2.97%
            18,700         Nippon Telegraph & Telephone Corporation, Sponsored ADR                                  1,125,506
                                                                                                           -------------------
                                                                                                           -------------------

                           NETHERLANDS - 9.66%
                           Banking - 2.78%
            15,600         ING Groep N.V., Sponsored ADR                                                            1,052,025
                                                                                                           -------------------
                                                                                                           -------------------

                           Electronics - 2.16%
            16,614         Koninklijke Philips Electronics N.V., Sponsored ADR                                        819,278
                                                                                                           -------------------
                                                                                                           -------------------

                           Multimedia - 2.22%
            15,750         VNU N.V., Sponsored ADR                                                                    840,141
                                                                                                           -------------------
                                                                                                           -------------------

                           Transportation - 2.49%
            40,100         TNT Post Groep N.V., Sponsored ADR                                                         942,350
                                                                                                           -------------------
                                                                                                           -------------------

                           SPAIN - 5.43%
                           Banking - 3.41%
            43,250         Banco Bilboa Vizcaya Argentaria, Sponsored ADR                                             646,047
            58,800         Banco Santander Central Hispanos, Sponsored ADR                                            643,125
                                                                                                           -------------------
                                                                                                                    1,289,172
                                                                                                           -------------------

                           Telecommunications - 2.02%
            13,331         Telefonica, Sponsored ADR                                                                  764,033
                                                                                                           -------------------



        Shares                                                                                                   Value
     --------------                                                                                        -------------------
                           SWEDEN - 4.12%
                           Telecommunications
            76,000         Telefonaktiebolaget LM Ericsson, Sponsored ADR                                       $   1,558,000
                                                                                                           -------------------
                                                                                                           -------------------

                           SWITZERLAND - 5.52%
                           Food Products - 4.04%
            14,200         Nestle, Sponsored ADR                                                                    1,529,632
                                                                                                           -------------------
                                                                                                           -------------------

                           Human Services - 1.48%
             5,800         Adecco, Sponsored ADR                                                                      558,975
                                                                                                           -------------------
                                                                                                           -------------------

                           TAIWAN - 0.99%
                           Semiconductor
            10,752         Taiwan Semiconductor Limited, Sponsored ADR*                                               376,320
                                                                                                           -------------------
                                                                                                           -------------------

                           UNITED KINGDOM - 19.22%
                           Advertising - 1.72%
             9,200         WPP Group PLC, Sponsored ADR                                                               649,750
                                                                                                           -------------------

                           Banking - 1.58%
             5,800         Barclays PLC, Sponsored ADR                                                                597,400
                                                                                                           -------------------
                                                                                                           -------------------

                           Insurance - 1.52%
            21,950         Prudential Corporation PLC, Sponsored ADR                                                  576,144
                                                                                                           -------------------
                                                                                                           -------------------

                           Multimedia - 1.21%
             3,800         Reuters Group PLC, Sponsored ADR                                                           456,238
                                                                                                           -------------------
                                                                                                           -------------------

                           Oil/Gas - 2.69%
            19,800         Shell Transport & Trading Company, Sponsored ADR                                         1,018,462
                                                                                                           -------------------
                                                                                                           -------------------

                           Pharmaceuticals - 1.92%
            12,600         Glaxo Wellcome PLC, Sponsored ADR                                                          725,288
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 8.58%
             5,804         British Telecommunications PLC, Sponsored ADR                                              741,461
            44,950         Marconi PLC, Unsponsored ADR                                                               796,595
            41,720         Vodafone Airtouch PLC, Sponsored ADR                                                     1,707,913
                                                                                                           -------------------
                                                                                                           -------------------
                                                                                                                    3,245,969
                                                                                                           -------------------

     Total Investments (Cost-$29,376,070)                                               97.14%                 $   36,760,058
                                                                                                           -------------------
                                                                                                           -------------------

     Other Assets in Excess of Liabilities                                               2.86%                      1,081,234
                                                                                                           -------------------
                                                                                                           -------------------

     Total Net Assets                                                                  100.00%                    $37,841,292

                                                                                                           ===================
                                                                                                           ===================

     * Non-income producing securities.


     Summary of Abbreviations:
     ADR - American Depositary Receipt

     See accompanying notes to financial statements.














August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

27

           Principal
            Amount                                                                                                  Value
       ------------------                                                                                     ------------------
       ------------------                                                                                     ------------------

                                U.S. GOVERNMENT NOTES - 43.22%

                                U.S. Treasury Notes - 13.34%
            $  1,087,310        3.375% due 1/15/07                                                                 $  1,047,895
               3,650,000        5.625% due 5/15/08                                                                    3,578,132
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      4,626,027
                                                                                                              ------------------
                                                                                                              ------------------

                                Federal Home Loan Mortgage Corporation - 9.42%
               2,500,000        5.125% due 10/15/08                                                                   2,226,950
                 188,640        Series 1822, Class C, 6.50% due 4/15/20                                                 187,636
                 314,156        Series 1980, Class C, 6.85% due 10/15/21                                                312,780
                 540,409        Series 1921, 7.25% due 4/15/24                                                          539,393
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      3,266,759
                                                                                                              ------------------
                                                                                                              ------------------

                                Federal National Mortgage Association - 20.46%
               6,000,000        6.00% due 5/15/08                                                                     5,684,040
               1,400,000        7.00% due 7/15/05                                                                     1,413,118
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      7,097,158
                                                                                                              ------------------
                                                                                                              ------------------


                                Total U.S. Government Notes (Cost-$14,986,847)                                       14,989,944
                                                                                                              ------------------
                                                                                                              ------------------


                                CORPORATE NOTES & BONDS - 53.70%

                                Automotive - 4.04%
               1,500,000        TRW, Incorporated, 6.05% due 1/15/05                                                  1,399,680
                                                                                                              ------------------
                                                                                                              ------------------

                                Broadcasting - 3.19%
               1,055,000        EZ Communications, 9.75% due 12/01/05                                                 1,107,982
                                                                                                              ------------------
                                                                                                              ------------------

                                Chemicals - 4.17%
               1,500,000        ICI Wilmington, 6.95% due 9/15/04                                                     1,447,410
                                                                                                              ------------------
                                                                                                              ------------------

                                Financial Services - 15.94%
                 425,000        Advanta Credit Card Master Trust II, Series 95-F, Class A1,
                                     6.05% due 8/01/03                                                                  424,201
               1,000,000        Associates Corporate North America, 6.625% due 6/15/05                                  967,170
                 350,000        Associates Corporate North America, 6.25% due 9/15/00                                   349,892
                 750,000        BHP Finance USA, 7.875% due 12/01/02                                                    756,562
                 409,059        Bellsouth Savings & Security ESOT, MTN, Series A,
                                     9.125% due 7/01/03                                                                 421,948
                 246,055        Bellsouth Savings & Security ESOT, MTN, Series A,
                                     9.125% due 7/01/03                                                                 258,822
               1,007,134        Collateralized Mortgage Securities Corporation, Series 1992-3, Class E,
                                     8.00% due 11/20/20                                                               1,005,553
                 200,000        Copelco Capital Funding Corporation, Series 1999-B, Class A3,
                                     6.61% due 12/18/02                                                                 199,400



           Principal
            Amount                                                                                                  Value
       ------------------                                                                                     ------------------

                                                 Financial Services (continued) - 15.94%

        $                       Delta Funding Home Equity Loan Trust, Series 1997-1, Class A2,
       45,517                         6.92% due 5/25/15                                                                 $45,294

                 250,000        Morgan Stanley, MTN, Series C, 5.75% due 2/15/01                                        248,373
                 158,956        National Auto Finance, Series 1996-1, Class A, 6.33% due 12/21/02                       157,750
                 650,000        Prime Credit Card Master Trust, Series 1996-1, Class A, 6.70%
                                      due 7/15/04                                                                       647,966
                  46,219        Residential Asset Securitization Trust, Series 1997-A10,
                                      Class A1, 7.25% due 12/25/27                                                       45,930
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      5,528,861
                                                                                                              ------------------
                                                                                                              ------------------

                                Healthcare Services - 3.46%
               1,200,000        Tenet Healthcare Corporation, 8.625% due 12/01/03                                     1,200,000
                                                                                                              ------------------
                                                                                                              ------------------

                                Insurance - 2.49%
                 825,000        Geico Corporation, 9.15% due 9/15/21                                                    863,098
                                                                                                              ------------------
                                                                                                              ------------------

                                Machinery - 0.29%
                 100,000        Ingersoll-Rand Company, 6.255% due 2/15/01                                               99,330
                                                                                                              ------------------
                                                                                                              ------------------

                                Metals/Mining - 3.29%
               1,200,000        Cyprus Minerals, Incorporated, 6.625% due 10/15/05                                    1,140,660
                                                                                                              ------------------
                                                                                                              ------------------

                                Multimedia - 2.92%
               1,000,000        Westinghouse Electric Corporation, 8.375% due 6/15/02                                 1,014,350
                                                                                                              ------------------
                                                                                                              ------------------

                                Oil/Gas - 0.80%
                 275,000        Amoco Canada Petro Company Limited, 7.25% due 12/01/02                                  277,142
                                                                                                              ------------------
                                                                                                              ------------------

                                Pharmaceuticals - 2.95%
               1,000,000        American Home Products, 7.90% due 2/15/05                                             1,023,560
                                                                                                              ------------------
                                                                                                              ------------------

                                Power/Utility - 2.43%
                 150,000        Public Service Electric & Gas, 7.875% due 11/01/01                                      150,867
                 700,000        Southern California Edison, 5.875% due 1/15/01                                          696,213
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                        847,080
                                                                                                              ------------------
                                                                                                              ------------------

                                Telecommunications -  0.55%
                 190,000        GTE Corporation, 9.375% due 12/01/00                                                    190,977
                                                                                                              ------------------
                                                                                                              ------------------

                                Transportation - 3.61%
               1,300,000        Union Pacific Corporation, 6.12% due 2/01/04                                          1,253,252
                                                                                                              ------------------
                                                                                                              ------------------

                                Waste Disposal - 3.56%
                 500,000        WMX Technologies, 6.70% due 5/01/01                                                     493,350
                 750,000        WMX Technologies, 7.125% due 6/15/01                                                    740,685
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      1,234,035
                                                                                                              ------------------
                                                                                                              ------------------





       Total Corporate Notes & Bonds (Cost-$19,098,193)                                                       $    18,627,417
                                                                                                              ------------------

       Total Investments (Cost-$34,085,040)                                                      96.92%       $    33,617,361
                                                                                                              ------------------
                                                                                                              ------------------

       Other Assets in Excess of Liabilities                                                      3.08%            1,067,234
                                                                                                              ------------------
                                                                                                              ------------------

       Total Net Assets                                                                         100.00%        $    34,684,595
                                                                                                              ==================
                                                                                                              ==================



       Summary of Abbreviations:
       MTN - Medium Term Note

       See accompanying notes to financial statements.





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO



       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         SHORT TERM INVESTMENTS - 1.98%

                         TEXAS - 0.99%
                         Industrial
           $100,000      Grapevine, Texas Industrial Development Corporation

                               Revenue, Series A, 4.35% due 1/24/12                                              $100,000

                                                                                                          ----------------

                         WYOMING - 0.99%
                         Pollution Control
            100,000      Lincoln County, Wyoming Pollution Control Revenue,
                              Series B, 4.25% due 11/01/14                                                        100,000
                                                                                                          ----------------

                         Total Short-Term Investments (Cost - $200,000)                                           200,000
                                                                                                          ----------------

                         MUNICIPAL BONDS - 96.76%

                         ARIZONA - 4.34%
                         Water/Sewer
            500,000      Sedona Arizona Wastewater Municipal Property,
                               4.75% due 7/01/27
                                                                                                                  440,955
                                                                                                          ----------------
                                                                                                          ----------------

                         CALIFORNIA - 8.65%
                         Education - 3.05%
             50,000      California State Public Works Board Lease Revenue, Various
                               California State University Projects, 6.00% due 9/01/15                             54,185
            250,000      California State Public Works Board Lease Revenue, 5.375%
                                due 10/01/17                                                                      255,493
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  309,678
                                                                                                          ----------------
                                                                                                          ----------------
                         Housing - 3.65%
            375,000      California Housing Finance Agency Single Family Mortgage,
                              Series A, Class I,  5.30% due 8/01/18                                               370,541
                                                                                                          ----------------
                                                                                                          ----------------

                         Turnpike/Toll - 1.95%
            200,000      Foothill/Eastern Corridor Agency California Toll Road Revenue
                               Refunding, 5.75% due 1/15/40                                                       197,800
                                                                                                          ----------------
                                                                                                          ----------------

                         COLORADO - 1.55%
                         Health/Hospitals
            150,000      Denver, Colorado City & County Hospital, 6.00% due 10/01/15                              156,858
                                                                                                          ----------------
                                                                                                          ----------------

                         FLORIDA - 0.36%
                         Education
             35,000      Dade County, Florida School Board, Series A, 5.75% due 5/01/12                            36,892
                                                                                                          ----------------
                                                                                                          ----------------

                         GEORGIA - 7.51%
                         Airport - 3.08%
            305,000      Atlanta, Georgia Airport Facilities Revenue, 6.25% due 1/01/21                           312,933
                                                                                                          ----------------
                                                                                                          ----------------


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         Education - 2.16%
           $215,000      Jackson County, Georgia School District, 6.00% due 7/01/14                              $230,557

                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 2.21%
            200,000      Georgia State, Series B, 6.250% due 4/01/07                                              219,504
                                                                                                          ----------------
                                                                                                          ----------------

                         HAWAII - 4.51%
                         General Obligation
            505,000      Hawaii State, Series CR, 4.75% due 4/01/18                                               457,873
                                                                                                          ----------------
                                                                                                          ----------------

                         ILLINOIS - 4.54%
                         Health/Hospitals
            500,000      Illinois Health Facilities Authority Northwestern Medical Facility
                               Foundation, 5.00% due 11/15/18                                                     460,625
                                                                                                          ----------------

                         IOWA - 0.52%
                         Water/Sewer
             50,000      West Des Moines, Iowa Water Revenue, 6.80% due 12/01/13                                   52,592
                                                                                                          ----------------
                                                                                                          ----------------

                         KENTUCKY - 1.01%
                         Turnpike/Toll
            100,000      Kentucky State Turnpike Authority Economic Development,
                               5.625% due 7/01/15                                                                 102,064
                                                                                                          ----------------
                                                                                                          ----------------

                         LOUISIANA - 1.54%
                         General Obligation
            150,000      New Orleans, Louisiana, 6.125% due 10/01/16                                              156,435
                                                                                                          ----------------
                                                                                                          ----------------

                         MARYLAND - 3.11%
                         Resource Recovery
            300,000      Maryland State Energy Financing Administration Solid Waste
                              Disposal Revenue, 6.30% due 12/01/10                                                315,510
                                                                                                          ----------------
                                                                                                          ----------------

                         MISSOURI - 0.36%
                         Housing
             35,000      Missouri State Housing Development Commission GNMA Backed,
                               Series C, 6.90% due 7/01/18                                                         36,166
                                                                                                          ----------------
                                                                                                          ----------------

                         NEBRASKA - 0.41%
                         Power/Utility
             40,000      Omaha, Nebraska Public Power Distribution, 5.50% due 2/01/14                              41,460
                                                                                                          ----------------
                                                                                                          ----------------

                         NEVADA - 1.52%
                         Housing
            150,000      Nevada Housing Division, Single Family, Series A,
                                6.15% due 4/01/17                                                                 153,897
                                                                                                          ----------------
                                                                                                          ----------------



       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         NEW YORK - 9.64%
                         Education - 1.32%
         $  125,000      New York State Dormitory Authority City University, 5.75%
                              due 7/01/09                                                                        $133,924

                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 7.15%
            200,000      New York, New York, Series A, 6.50% due 7/15/06                                          219,670
            500,000      New York, New York, Series E, 5.25% due 2/01/12                                          506,275
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  725,945
                                                                                                          ----------------
                                                                                                          ----------------

                         Housing - 0.76%
             75,000      New York State Mortgage Agency, Series 54, 6.10% due 10/01/15                             77,577
                                                                                                          ----------------
                                                                                                          ----------------

                         Pollution Control - 0.41%
             40,000      New York State Environmental Facilities Corporation Pollution
                              Control, 5.875% due 6/15/14                                                          41,737
                                                                                                          ----------------
                                                                                                          ----------------

                         NORTH DAKOTA - 6.00%
                         Housing
            250,000      North Dakota State Housing Finance Agency, Series A, 5.25% due 7/01/18                   228,595
            390,000      North Dakota State Housing Finance Agency, Series C, 5.50% due 7/01/18                   380,028
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  608,623
                                                                                                          ----------------
                                                                                                          ----------------

                         OHIO - 5.20%
                         General Obligation - 4.64%
            500,000      Akron, Ohio, 5.00% due 12/01/18                                                          470,840
                                                                                                          ----------------
                                                                                                          ----------------

                         Health/Hospitals - 0.56%
             50,000      Lorain County, Ohio Hospital Medical Center, 7.75% due 11/01/13                           56,963
                                                                                                          ----------------
                                                                                                          ----------------

                         PENNSYLVANIA - 4.24%
                         General Obligation - 2.97%
            300,000      Pennsylvania State, Second Series, 5.00% due 11/15/12                                    300,978
                                                                                                          ----------------
                                                                                                          ----------------

                         Tax Allocation - 0.75%
             75,000      Philadelphia, Pennsylvania Municipal Authority, Series A, 5.625%
                              due 11/15/14                                                                         76,396
                                                                                                          ----------------
                                                                                                          ----------------

                         Water/Sewer - 0.52%
             50,000      Pittsburgh, Pennsylvania Water & Sewer Authority, Series B, 5.60%
                               due 9/01/15                                                                         52,553
                                                                                                          ----------------
                                                                                                          ----------------

                         PUERTO RICO - 0.68%
                         Power/Utility
             65,000      Puerto Rico Electric Power Authority, 6.00% due 7/01/15                                   68,873
                                                                                                          ----------------


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------
                                                                                                          ----------------

                         SOUTH CAROLINA - 6.94%
                         Health/Hospitals - 2.35%
         $  250,000      Spartanburg County, South Carolina Health Services, Series B, 5.125%
                               due 4/15/17                                                                       $238,545

                                                                                                          ----------------
                                                                                                          ----------------

                         Power/Utility - 4.52%
            500,000      Piedmont Municipal Power Agency South Carolina Electric Revenue,
                                Series A, 5.00% due 1/01/18                                                       465,905
                                                                                                          ----------------
                                                                                                          ----------------

                         TEXAS - 5.78%
                         Education - 2.27%
            250,000      Houston,Texas Independent School District, Series A, 5.00% due 2/15/24                   230,235
                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 1.00%
             75,000      Houston,Texas, Series C, 5.25% due 4/01/14                                                74,924
             25,000      San Antonio,Texas Certificates of Obligation, 6.625% due 8/01/14                          26,933
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  101,857
                                                                                                          ----------------

                         Housing - 2.01%
            200,000      Texas State Veterans Housing Assistance Program, Series B, 5.75%
                               due 12/01/13                                                                       204,150
                                                                                                          ----------------

                         Power/Utility - 0.50%
             50,000      Brazos River Authority Texas Revenue, 5.800% due 8/01/15                                  50,451
                                                                                                          ----------------
                                                                                                          ----------------

                         UTAH - 3.62%
                         General Obligation
            400,000      Clearfield County, Utah, 5.00% due 2/01/23                                               367,636
                                                                                                          ----------------
                                                                                                          ----------------

                         WASHINGTON - 2.88%
                         Education - 2.52%
            250,000      Spokane County, Washington School District No. 356, Series A,
                                 5.45% due 6/01/13                                                                255,395
                                                                                                          ----------------
                                                                                                          ----------------

                         Power/Utility - 0.36%
             35,000      Seattle, Washington Light & Power, Series A, 5.75% due 8/01/11                            36,047
                                                                                                          ----------------

                         WASHINGTON D.C. - 2.11%
                         Public Facilities
            250,000      Washington DC Convention Center Authority Dedicated Tax
                               Revenue Senior Lien, 4.75% due 10/01/28                                            214,125
                                                                                                          ----------------
                                                                                                          ----------------

                         WISCONSIN - 9.49%
                         Education - 6.49%
            400,000      Wisconsin State Health & Educational Facilities Authority, Series A,
                               5.250% due 8/15/19                                                                 380,624
            300,000      Wisconsin State Health & Educational Facilities, 5.25% due 8/15/27                       278,172
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  658,796
                                                                                                          ----------------
                                                                                                          ----------------

       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                                       WISCONSIN (continued) - 9.49%

                         Housing - 3.00%
           $300,000      Wisconsin Housing & Economic Development Home Ownership,
                         6.20% due 3/01/27                                                                 $304,149

                                                                                                          ----------------


                         WYOMING - 0.25%
                         Housing
             25,000      Wyoming Community Development Authority Housing, 6.65%
                              due 12/01/06                                                                         25,586
                                                                                                          ----------------
                                                                                                          ----------------



     Total Municipal Bonds (Cost-$9,963,854)                                                                   $9,819,756

                                                                                                          ----------------

     Total Investments (Cost-$10,163,854)                                                98.71%               $10,019,756

                                                                                                          ----------------
                                                                                                          ----------------

     Other Assets in Excess of Liabilities                                                1.29%                   131,061
                                                                                                          ----------------
                                                                                                          ----------------

     Total Net Assets                                                                   100.00%               $10,150,817

                                                                                                          ================
                                                                                                          ================



     See accompanying notes to financial statements.








August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO



        Principal
          Amount                                                                                               Value
     -----------------                                                                                    ----------------
     -----------------                                                                                    ----------------
                            U.S. GOVERNMENT NOTES - 100.01%

                            Federal Farm Credit Bank Discount Notes - 7.50%
         $  1,675,000       6.52% due 9/05/00                                                                  $1,673,787

            1,072,000       6.36% due 10/13/00                                                                  1,064,046
                                                                                                          ----------------
                            Total Federal Farm Credit Bank Discount Notes (Cost-$2,737,833)
                                                                                                                2,737,833
                                                                                                          ----------------
                                                                                                          ----------------


                            Federal Home Loan Bank - 3.16%
            1,183,000       6.40% due 1/10/01                                                                   1,155,449
                                                                                                          ----------------
                            Total Federal Home Loan Bank (Cost-$1,155,449)
                                                                                                                1,155,449
                                                                                                          ----------------


                            Federal Home Loan Bank Discount Notes - 14.10%
              128,000       6.10% due 9/15/00                                                                     127,696
              462,000       6.43% due 10/04/00                                                                    459,277
            2,500,000       6.39% due 11/15/00                                                                  2,466,719
              870,000       6.44% due 11/20/00                                                                    857,549
            1,274,000       6.40% due 2/07/01                                                                   1,237,988
                            Total Federal Home Loan Bank Discount Notes
                                                                                                          ----------------
                            (Cost-$5,149,229)                                                                   5,149,229
                                                                                                          ----------------

                            Federal Home Loan Mortgage Discount Notes - 36.92%
               30,000       6.40% due 9/12/00                                                                      29,941
            2,500,000       6.445% due 9/14/00                                                                  2,494,182
            2,415,000       6.39% due 9/19/00                                                                   2,407,284
               25,000       6.46% due 9/19/00                                                                      24,919
              507,000       6.41% due 10/03/00                                                                    504,111
               45,000       6.39% due 10/12/00                                                                     44,673
               34,000       6.42% due 10/12/00                                                                     33,751
            5,000,000       6.44% due 10/19/00                                                                  4,957,067
            1,004,000       6.435% due 10/24/00                                                                   994,488
            1,734,000       6.38% due 11/09/00                                                                  1,712,796
              290,000       6.45% due 1/04/01                                                                     283,505
                            Total Federal Home Loan Mortgage Discount Notes
                                                                                                          ----------------
                                                                                                          ----------------
                            (Cost-$13,486,717)                                                                 13,486,717
                                                                                                          ----------------
                                                                                                          ----------------

                            Federal Home Loan Mortgage Medium-Term Notes - 2.74%
            1,000,000       6.86% due 7/24/01                                                                   1,000,134
                                                                                                          ----------------
                            Total Federal Home Loan Mortgage Medium-Term Notes
                            (Cost-$1,000,134)
                                                                                                                1,000,134
                                                                                                          ----------------

                            Federal National Mortgage Association Discount Notes - 32.88%
              155,000       6.53% due 9/12/00                                                                     154,691
            1,415,000       6.13% due 9/21/00                                                                   1,410,181
              556,000       6.48% due 9/21/00                                                                     553,999
              472,000       6.41% due 9/25/00                                                                     469,983
               46,000       6.17% due 9/28/00                                                                      45,787
            3,000,000       6.15% due 10/06/00                                                                  2,982,063




        Principal
          Amount                                                                                           Value
     -----------------                                                                                -----------------

              $39,000       6.42% due 10/19/00                                                                 $38,666

              523,000       6.43% due 11/02/00                                                                 517,208
               97,000       6.38% due 11/09/00                                                                  95,814
               80,000       6.38% due 11/22/00                                                                  78,838
            2,638,000       6.49% due 12/14/00                                                               2,588,540
            2,443,000       6.44% due 1/04/01                                                                2,388,372
              700,000       6.47% due 1/04/01                                                                  684,274
                                                                                                      -----------------
                            Total Federal National Mortgage Association Discount Notes
                            (Cost-$12,008,416)                                                              12,008,416
                                                                                                      -----------------

                            Federal National Mortgage Association Medium-Term               Notes
                            - 2.72%
            1,000,000       6.00% due 7/17/01                                                                  992,779
                                                                                                      -----------------
                            Total Federal National Mortgage Association Medium-Term Notes
                            (Cost-$992,779)
                                                                                                               992,779
                                                                                                      -----------------

     Total Investments (Cost-$36,530,557)                                                   100.01%       $ 36,530,557
                                                                                                      -----------------
                                                                                                      -----------------

     Liabilities in Excess of Other Assets                                                  (0.01%)            (5,046)
                                                                                                      -----------------
                                                                                                      -----------------

     Total Net Assets                                                                       100.00%       $ 36,525,511
                                                                                                      =================
                                                                                                      =================



     See accompanying notes to financial statements.





                                                     30
 August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                                U.S.
                                          Large          Large                                                            Government
                                     Capitalization Capitalization   Small     International   Investment   Municipal   Money Market
                                          Value         Growth     Capitalization    Equity    Quality Bond   Bond
                                       Portfolio      Portfolio     Portfolio      Portfolio   Portfolio    Portfolio      Portfolio
                                       -------------- --------------  -------------- -------------- --------------- ----------------
Assets
   Investments, (including repurchase
   Agreements of $0, $0, $216,000,
$0, $0,
     $0, $0, respectively; note 1f),
at value cost-
   $76,690,460; $84,693,723;
$44,160,735;
   $29,376,070; $34,085,040;
$10,163,854;
   $36,530,557, respectively; note     $79,440,115  $149,224,036   $50,390,699   $36,760,058   $33,617,361  $10,019,756  $36,530,557
1a)
 Cash                                        1,861     1,125,928           103     1,459,242       555,180       27,749          647
  Receivable for shares of beneficial
    interest sold                          135,732       153,826        86,352        93,461        58,114            -      114,282
  Receivable for investments sold        1,056,548     1,975,670             -             -             -            -            -
  Interest receivable                                          -            21                     544,585      126,396       14,384
                                             -                                             -
  Dividends receivable                     136,459        48,826        49,610        84,402             -            -            -
  Foreign taxes receivable                       -             -             -        42,925             -            -            -

  Prepaid expenses and other assets        103,099       110,783        14,199        25,055        16,009       23,259       21,246
                                    -------------- -------------  ------------ ------------- ------------- ------------ ------------
       Total Assets                     80,873,814   152,639,069    50,540,984    38,465,143    34,791,249   10,197,160   36,681,116
                                    -------------- -------------  ------------ ------------- ------------ ------------- ------------

Liabilities
  Payable to manager                        43,538        81,341        26,718        23,889        16,078        4,687       14,726
  Administration fee payable                 5,635        10,527         3,458         2,679         2,459          717        2,608
  Payable for shares of beneficial
    interest redeemed                       76,453       129,416        33,953       597,283        43,352        2,779       96,850
  Payable for investments purchased        442,934             -             -             -             -            -            -
  Other payables and accrued                     -             -        72,988             -        44,765       38,160       41,421
expenses
                                       ------------ ------------  ------------ ------------- ------------- ------------ ------------
       Total Liabilities                   568,560       221,284       137,117       623,851       106,654       46,343      155,605
                                       ------------ ------------  ------------ ------------- ------------- ------------ ------------

Net Assets
  Shares of beneficial interest at          43,423        45,406        39,083        24,195         35,053      10,061      146,595
par value
  Paid-in-surplus                       76,657,818    74,651,042    41,880,483    27,425,302     35,791,650  10,387,672   36,383,975
  Accumulated undistributed net
investment
    income (loss)                          284,335         1,896         1,897                        1,895       2,044        1,895
                                                                                       1,896
  Accumulated net realized gain
(loss) on
    investments and foreign
currency                                   570,024    13,189,127     2,252,440     3,005,911      (676,325)   (104,862)      (6,954)
    transactions
  Net unrealized appreciation
(depreciation)
    on investments                       2,749,654    64,530,314     6,229,964     7,383,988      (467,678)   (144,098)            -
                                       ----------- -------------  ------------ ------------- -------------- ----------- ------------
       Total Net Assets                $80,305,254  $152,417,785   $50,403,867   $37,841,292    $34,684,595 $10,150,817  $36,525,511
                                       =========== =============  ============ ============= ============== =========== ============

Net Asset Value per Share
   Class I
   Net Assets                          $75,515,957  $142,599,440   $48,274,236   $35,886,989    $33,199,269 $10,020,920  $35,605,634
   Shares of beneficial interest         4,080,115     4,243,228     3,740,950     2,292,485      3,355,131     993,229   35,612,473
outstanding
                                       ----------- -------------  ------------ ------------- -------------- ----------- ------------
   Net asset value and offering
price per                                   $18.51        $33.61        $12.90        $15.65          $9.90      $10.09        $1.00
    Share                              =========== =============  ============= ============ ============== =========== ============


Net Asset Value per Share
   Class B
   Net Assets                           $1,280,094    $2,801,416      $436,283      $420,178       $124,746     $16,255     $114,801
   Shares of beneficial interest            70,126        84,909        34,350        27,268         12,618       1,610      114,813
outstanding
                                      ------------ ------------- ------------- ------------- --------------  ---------- ------------
   Net asset value and offering
price per                                   $18.25        $32.99        $12.70        $15.41         $9.89       $10.10        $1.00
     Share
                                      ============ ============= ============= ============= =============  =========== ============

Net Asset Value per Share
   Class C
   Net Assets                           $3,509,203    $7,016,929    $1,693,348    $1,534,125    $1,360,580     $113,642     $805,076
   Shares of beneficial interest           192,082       212,329       133,010        99,641       137,417       11,264      805,178
outstanding
                                      ------------ ------------- ------------- ------------- -------------  ----------- ------------
   Net asset value and offering
price per                                   $18.27        $33.05        $12.73        $15.40         $9.90       $10.09        $1.00
     Share
                                      ============ ============= ============= ============= =============  =========== ============

See accompanying notes to financial statements.




                                                    31

 Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                    39




                                                                                                                                U.S.
                                   Large           Large                                           Investment             Government
                               Capitalization  Capitalization        Small       International       Quality     Municipal     Money
                                   Value           Growth        Capitalization     Equity            Bond         Bond       Market
                                 Portfolio       Portfolio         Portfolio       Portfolio        Portfolio   Portfolio  Portfolio
                               --------------   ---------------   --------------- --------------   ------------ ---------  ---------
Investment Income
  Dividends                       $1,095,382 (1)    $685,039 (1)      $314,471       $375,945 (1)            -         -           -
  Interest                           254,542          70,786            77,426                       2,489,577   574,391   2,618,245
                                                                                        -
                               --------------   ---------------   --------------- --------------   ------------- -------- ----------
    Total investment income        1,349,924         755,825           391,897        375,945        2,489,577   574,391   2,618,245
                               --------------   ---------------   --------------- --------------   ------------- -------- ----------


Operating Expenses
 Management fees (notes 2a,          518,744         914,413           289,146        273,245          208,358      56,188   212,646
2e)
 Administration fees (note            51,240          80,520            25,620         18,300           29,280       9,150    36,600
2c)
 Transfer and dividend
disbursing                            91,500         128,100            54,900         49,410           69,540      18,300    73,200
 agent fees
 Custodian fees (note 2a)             52,717          72,372           103,011         62,485           59,838      60,561    55,003
 Registration fees                    30,671          24,024            24,346         20,858           21,557      18,439    27,219
 Professional  fees                   32,691          34,521            29,031         23,541           24,639      18,051    27,201
 Reports and notices to
  shareholders                        10,980          23,878            13,220          5,054           10,980           -    13,216
 Trustees' fees                        3,660          18,651            10,076          1,504            7,635       1,504    10,076
 Distribution & service fees
   (note 2d)
     Class B                           4,917           9,422             1,773          1,763              921         113     1,018
     Class C                          28,222          51,742            11,681          8,493            9,312         736     8,119
 Miscellaneous                         8,015           6,086             4,059          4,556            3,143         732     7,325
                               --------------   ---------------   --------------- --------------   -------------- ------------ -----
   Total operating expenses          833,357       1,363,729           566,863        469,209          445,203      83,774   471,623
     Less: Management fees
waived
        and/or expenses                    -        (10,487)          (11,138)              -                -     (58,261)        -
assumed
        (note 2a)
          Expense offset
          arrangement (note          (1,477)        (55,902)             (531)       (58,825)         (15,918)      (2,001)    (103)
2a)
                               --------------   ---------------   --------------- --------------   -------------- --------- --------
     Net operating expenses          831,880       1,297,340           555,194        410,384          429,285      123,512  471,520
                               --------------   ---------------   --------------- --------------   -------------- --------- --------

     Net investment income           518,044       (541,515)         (163,297)       (34,439)        2,060,292     450,879 2,146,725
(loss)
                               --------------   ---------------   --------------- --------------   -------------- -------- ---------

Realized and Unrealized
Gain(Loss) on Investments-Net
 Net realized gain (loss)
on                                 3,958,562      13,895,002         3,281,321      3,040,350        (651,960)    (104,862)  (4,591)
  securities

 Net change in unrealized
   Appreciation
  (depreciation) on              (4,982,517)      24,523,425         8,442,326      3,434,380          614,883      200,242        -
investments
                               --------------   ---------------   --------------- --------------   -------------- ---------- -------

 Net realized gain (loss)
and change in unrealized
appreciation
(depreciation) on investments    (1,023,955)      38,418,427        11,723,647      6,474,730         (37,077)      95,380   (4,591)

  Net increase (decrease) in
net                                (505,911)     $37,876,912       $11,560,350     $6,440,291       $2,023,215   $546,259 $2,142,134
   assets resulting from
operations
                               ==============   ===============   =============== ==============   ============ ========== =========

(1) Net of foreign withholding taxes of $10,145, $90 and $62,763 for Large Capitalization Value, Large Capitalization Growth
and International Equity,  respectively.

See accompanying notes to financial statements.






Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



                                        -------------------------------  ------------------------------  ---------------------------
                                            Large Capitalization Value      Large Capitalization Growth       Small Capitalization
                                                    Portfolio                        Portfolio                     Portfolio
                                        -------------------------------  ------------------------------  ---------------------------

                                         Year Ended      Year Ended      Year Ended     Year Ended    Year Ended      Year Ended
                                      August 31, 2000  August 31,1999  August 31, 2000 August 31,1999 August 31, 2000 August 31,1999
Operations
  Net investment income (loss)                $518,044      $551,397       ($541,515)    ($382,898)        ($163,297)     ($196,421)
  Net realized gain (loss) on                3,958,562     3,911,254       13,895,002     7,636,240         3,281,321        538,422
investments
  Net change in unrealized appreciation
      (depreciation) on investments        (4,982,517)     4,723,895       24,523,425    30,990,758         8,442,326      8,450,520
                                       ---------------  --------------  ---------------- -------------  ------------- --------------
    Net increase (decrease) in net
assets
      resulting from operations              (505,911)     9,186,546       37,876,912    38,244,100        11,560,350      8,792,521
                                       ---------------  --------------  ---------------- -------------  ------------- --------------

Dividends and Distributions to
Shareholders
  Net investment income
     Class I                                 (658,178)     (238,346)               -             -                  -              -
     Class B                                   (2,492)             -               -             -                  -              -
     Class C                                  (20,810)             -               -             -                  -              -
  Net realized gain
     Class I                               (7,097,607)   (2,604,268)     (7,263,382)   (1,644,127)          (477,007)    (6,885,615)
     Class B                                  (26,868)             -        (21,967)             -            (1,052)              -
     Class C                                 (224,407)             -       (232,902)             -           (10,630)              -
    Total dividends and distributions
      to shareholders                      (8,030,362)   (2,842,614)      7,518,251)   (1,644,127)          (488,689)    (6,885,615)
                                          ------------  ------------  -------------- -------------  ----------------- --------------

Share Transactions of
Beneficial Interest
  Net proceeds from shares sold
     Class I                                27,751,163    43,516,472      49,262,429    50,917,991         10,645,993     15,232,180
     Class B                                 1,144,739       180,079       2,491,683       206,626            330,613         76,827
     Class C                                 3,704,069     1,173,280       6,128,643     2,225,861          1,681,162        246,405
  Reinvestment of dividends and
distributions
     Class I                                 7,680,907     2,808,762       7,192,591     1,626,717            474,540      6,833,808
     Class B                                    27,162             -          20,096             -              1,005              -
     Class C                                   238,806             -         225,959             -             10,629              -
  Cost of shares redeemed
     Class I                              (30,085,894)  (16,842,950)    (58,690,995)  (40,089,419)       (11,731,700)    (8,991,933)
     Class B                                  (45,282)             -       (125,520)          (11)           (15,240)              -
     Class C                               (1,367,705)      (26,750)     (2,443,898)      (26,409)          (597,010)        (6,695)
    Net increase in net assets from
share
      transactions of beneficial             9,047,965    30,808,893       4,060,988    14,861,356            799,992     13,390,592
interest
                                          -------------  -----------  -------------- -------------  ----------------- --------------

        Total increase (decrease) in           511,692    37,152,825      34,419,649    51,461,329         11,871,653     15,297,498
net assets

Net Assets
  Beginning of period                       79,793,562    42,640,737     117,998,136    66,536,807         38,532,214     23,234,716
                                          ------------  ------------  -------------- -------------  ----------------- --------------
  End of period (including
undistributed
    (overdistributed) net investment
income
    of $284,335, $240,241; $1,896,
    $1,896; $1,897, $1,896; $1,896,
    $117,534; $1,895, $1,896; $2,044,
    $1,896; $1,895, and $1,895,
   respectively)                          $80,305,254    $79,793,562     $152,417,785  $117,998,136      $50,403,867     $38,532,214
                                          ===========  ==============  ==============  =============     ===========    ============

See accompanying notes to financial statements.






Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------   --------------------------------  ------------------------------   -----------------------------
 International Equity Portfolio         Investment Quality Bond               Municipal Bond            U.S. Government Money Market
                                               Portfolio                         Portfolio                       Portfolio
---------------------------------   --------------------------------  ------------------------------   -----------------------------



   Year Ended       Year Ended        Year Ended       Year Ended       Year Ended      Year Ended       Year Ended      Year Ended
August 31, 2000   August 31,1999    August 31, 2000  August 31,1999     August 31,    August 31,1999     August 31,   August 31,1999
                                                                           2000                             2000
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ------------- -------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ------------- -------------

       ($34,439)        $238,631         $2,060,292      $1,952,674         $450,879         $430,743     $2,146,725      $1,821,251
       3,040,350         703,979          (651,960)          94,374        (104,862)           78,058        (4,591)           (138)

       3,434,380       3,788,888            614,883     (1,593,458)          200,242        (807,644)
                                                                                                               -               -
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------

       6,440,291       4,731,498          2,023,215         453,590          546,259        (298,843)      2,142,134       1,821,113
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------




       (178,106)       (173,213)        (2,012,045)     (1,950,367)        (448,029)        (430,382)    (2,109,276)     (1,819,600)
           (520)               -            (4,312)           (159)            (382)             (24)        (4,138)           (142)
         (2,430)               -           (43,936)         (2,186)          (2,471)            (186)       (33,311)         (1,510)

       (426,623)               -                  -       (225,023)         (62,225)         (43,266)              -               -
         (1,245)               -                  -               -             (48)                -              -               -
         (5,821)               -                  -               -            (365)                -              -               -

       (614,745)       (173,213)        (2,060,293)     (2,177,735)        (513,520)        (473,858)    (2,146,725)     (1,821,252)
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------




      14,990,360      13,305,963         11,618,769      23,031,923        1,689,751        5,637,079     61,134,769      50,062,160
         346,653          65,536             70,053          64,322           26,343            8,604        115,647          70,317
       1,378,461         365,497          1,379,097         293,323           73,956           46,798      2,236,416         350,624

         600,053         171,246          1,946,877       2,128,885          502,497          468,341      2,059,138       1,777,737
           1,763               -              4,164             177              399               29          3,944             153
           8,249               -             40,569           2,239            2,841              182         36,026           1,522

    (14,230,516)     (8,226,685)       (21,390,237)    (18,093,662)      (3,757,336)      (3,571,865)   (75,942,131)    (41,973,797)
         (5,745)               -           (14,110)            (49)         (18,707)                -       (75,248)               -
       (263,327)        (16,947)          (351,854)         (8,367)          (3,805)          (8,296)    (1,762,722)        (56,687)

       2,825,951       5,664,610        (6,696,672)       7,418,791      (1,484,061)        2,580,872   (12,194,161)      10,232,029
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------

       8,651,497      10,222,895        (6,733,750)       5,694,646      (1,451,322)        1,808,171   (12,198,752)      10,231,890


      29,189,795      18,966,900         41,418,345      35,723,699       11,602,139        9,793,968     48,724,263      38,492,373
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------





     $37,841,292     $29,189,795        $34,684,595     $41,418,345      $10,150,817      $11,602,139    $36,525,511     $48,724,263
================= ===============   ================ ===============  =============== ================   =========== ===============
================= ===============   ================ ===============  =============== ================   =========== ===============





Year Ended August 31, 2000
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management
(the  "Manager")  serves as the  Trusts'  manager.  Each of the  Portfolios  are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as
Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Thorsell, Parker Partners, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Funds Distributor, Inc. (the "Administrator") provides the Trust with administrative services. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. The following is a summary of significant accounting policies consistently followed by each Portfolio:
     (a) Valuation of Investments Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.
       (b) Federal Income Tax

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.
       (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. (d) Dividends and Distributions

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:
                                                     Income
                                                   Dividends   Capital Gains
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually
             * paid monthly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

       (e) Allocation of Expenses

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.
       (f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is Maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, theTrust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
       (g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

     For the year ended August 31, 2000, the Manager voluntarily waived $10,487; $11,138 and $58,261 for Large Capitalization Growth, Small Capitalization and Municipal Bond, respectively.

     The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.
     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.
     (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the year ended August 31, 2000 was $337,000 (exclusive of out of pocket administration fees) for the Trust.
     (d) The Portfolios have adopted a Plan of Distribution (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.
     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the 'Expense Agreement') effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an 'Expense Cap'). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For year ended August 31, 2000, reimbursement payments were made by the following Portfolios to the Manager under the terms of the Expense Agreement: $5,648, $1,276, $4,904, $936 and $9,358 for the Large Capitalization Value, Large Capitalization Growth, International Equity, Investment Quality Bond and Money Market Portfolios respectively.

3.    PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2000 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   Purchases       Sales
                                                  ----------------------------
                    Large Capitalization Value     $76,560,587    $67,246,878
                    Large Capitalization Growth     45,598,087     50,294,174
                    Small Capitalization            25,854,103     25,081,047
                    International Equity            18,198,803     15,640,501
                    Investment Quality Bond         18,299,745     24,226,070
                    Municipal Bond                   1,187,030      1,779,054

4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

     At  August  31,  2000,   the   composition   of   unrealized   appreciation
(depreciation) of investment securities were as follows:

                                       Appreciation (Depreciation)     Net
                                       -----------------------------------------
          Large Capitalization Value      $7,518,044   ($4,768,390)   $2,749,654
          Large Capitalization Growth     67,895,581    (3,365,267)   64,530,314
          Small Capitalization            14,047,812    (7,817,848)    6,229,964
          International Equity             8,868,964    (1,484,976)    7,383,988
          Investment Quality Bond            176,941      (644,619)    (467,678)
          Municipal Bond                     155,431      (299,529)    (144,098)

     For U.S. federal income tax, the cost of securities owned at August 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:
                                 Year Ended                     Year Ended
                               August 31, 2000                  August 31,
                                                                    1999
                              ----------------               ---------------
Large Capitalization Value
   Issued                            1,485,531                     2,133,762
   Redeemed                        (1,635,250)                     (815,931)
   Reinvested from                     417,431                       144,855
   Dividends
                              ----------------               ---------------
Net Increase in                       267,712                      1,462,686
Shares
                              ----------------               ---------------

Large Capitalization Growth
   Issued                      1,603,517                           2,054,585
   Redeemed                  (1,884,166)                          (1,573,032)
   Reinvested from               239,432                              71,851
   Dividends
                              ----------------               ---------------
   Net Increase                 (41,217)                             553,404
  (Decrease) in Shares        ----------------               ---------------

Small Capitalization
   Issued                        956,978                           1,541,540
   Redeemed                  (1,050,321)                           (919,820)
   Reinvested from                51,025                             795,518
                              ----------------               ---------------
   Net Increase                 (42,318)                           1,417,238
   (Decrease) in Shares       ----------------               ---------------

International Equity
   Issued                        984,558                           1,115,375
   Redeemed                    (911,588)                            (686,830)
   Reinvested from                38,445                              14,969
   Dividends
                              ----------------               ---------------
   Net Increase in               111,415                             443,514
   Shares
                              ----------------               ---------------

Investment Quality Bond
   Issued                      1,182,384                           2,250,732
   Redeemed                  (2,181,650)                         (1,776,225)
   Reinvested from               198,420                             209,194
   Dividends
                              ----------------               ---------------
   Net Increase                (800,846)                             683,701
   (Decrease) in Shares
                              ----------------               ---------------

Municipal Bond
   Issued                        174,483                             534,305
   Redeemed                    (388,444)                           (336,987)
   Reinvested from                51,614                              44,442
   Dividends
                              ----------------               ---------------
   Net Increase                (162,347)                             241,760
   (Decrease) in Shares
                              ----------------               ---------------

U.S. Government Money Market
   Issued                     61,134,768                          50,062,160
   Redeemed                 (75,942,131)                        (41,973,797)
   Reinvested from             2,059,138                           1,777,737
   Dividends
                              ----------------               ---------------
   Net Increase             (12,748,225)                           9,866,100
   (Decrease) in Shares
                              ----------------               ---------------

     Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                             Class B                        Class C
                  Year Ended       Period from     Year Ended       Period from
                                      1/4/99*                          1/4/99*
                August 31, 2000     to 8/31/99    August 31, 2000     to 8/31/99
            -----------------------------------   ------------------------------
Large Capitalization Value
 Issued            62,862              8,367           198,592            56,675
 Redeemed        ( 2,590)                 -           (75,030)           (1,212)
 Reinvested
 Dividends          1,488                 -             13,057                 -
                 --------            -------         ---------          --------
 Net Increase      61,760              8,367           136,619            55,463
 in Shares       --------            -------         ---------          --------
Large Capitalization Growth
 Issued            80,730              7,611           205,339            83,457
 Redeemed        ( 4,109)                 -           (83,088)            ( 980)
 Reinvested
 Dividends            677                 -             7,600                 -
                 --------            -------         ---------          --------
 Net Increase      77,298              7,611           129,851            82,477
 in Shares       --------            -------         ---------          --------


Small Capitalization
 Issued            28,225              7,276           155,407            24,889
 Redeemed        ( 1,260)                 -           (47,707)            ( 729)
 Reinvested
 Dividends            109                 -              1,150                 -
                 --------            -------         ---------          --------
 Net Increase      27,074              7,276           108,850            24,160
 in Shares       --------            -------         ---------          --------

International Equity
 Issued            22,417              5,159            89,771            30,308
 Redeemed           (421)                 -           (19,572)           (1,399)
 Reinvested
 Dividends            114                 -                533                 -
                 --------            -------         ---------          --------
 Net Increase      22,110              5,159            70,732            28,909
 in Shares       --------            -------         ---------          --------


Investment Quality Bond
 Issued             7,153              6,465           140,415            29,380
 Redeemed          (1,438)               (5)          (35,898)             (843)
 Reinvested
 Dividends            425                 18             4,138               225
                 --------            -------         ---------          --------
 Net Increase       6,140              6,478           108,655            28,762
 in Shares       --------            -------         ---------          --------


Municipal Bond
Issued              2,656                837             7,561             4,598
 Redeemed          (1,927)                 -             (390)             (815)
 Reinvested
 Dividends             41                  3               292                18
                 --------            -------         ---------          --------
 Net Increase         770                840             7,463             3,801
 in Shares       --------            -------         ---------          --------


U.S. Government Money Market
Issued            115,647             70,317         2,236,416           350,624
 Redeemed         (75,249)                 -       (1,762,723)          (56,688)
 Dividends          3,944                153            36,026             1,522
                 --------            -------         ---------          --------
 Net Increase      44,342             70,470           509,719           295,458
 in Shares       --------            -------         ---------          --------

* Commencement of offering


6.    CAPITAL LOSS CARRYFORWARDS

     At August 31, 2000, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio           Total   2005  2006   2007      2008
   U.S. Government Money Market Portfolio   $2,533   $32  $187  2,090      $224
   Municipal Bond Portfolio                 61,929     0     0      0    61,929
   Investment Quality Bond Portfolio        57,972     0     0      0    57,972


     In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 1999 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2000).
                                                       Capital
                                                       Losses
                                                  ------------------
  Large Capitalization Value Portfolio             $              -
  Large Capitalization Growth Portfolio                           -
  Small Capitalization Portfolio                          1,881,629
  International Equity Portfolio                                  -
  Investment Quality Bond Portfolio                         549,129
  Municipal Bond Portfolio                                   42,933
  U.S. Government Money Market Portfolio                      4,421



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                  INCOME FROM                   DIVIDENDS AND
                                                INVESTMENT OPERATIONS           DISTRIBUTIONS                   RATIOS
                               ---------------------------------------------------------------------   -----------------------------




                                                                                                                    Ratio
                                                                      Distributions                      Ratio      of Net
                                       Net                                  to                           of Net   Investment
                                    Realized               Dividends  Shareholders                      Operating  Income
               Net Asset              And                     to       from Net    Net              Net  Expenses   (Loss)
                Value,             Unrealized      Total   Shareholders Realized  Asset           Assets    to        to
               Beginning   Net     Investment   Gain(Loss)  from Net     Gains    Value,          End of  Average Average Portfolio
                 of       Income       on       Investment Investment     on      End of   Total  Period   Net       Net    Turnover
                Period    (Loss)   Investments  Operations  Income    Investments Period  Return* (000's)Assets(2) Assets(2)  Rate


Large Capitalization Value Portfolio (Class B)

Year Ended
August 31, 2000 $20.50      $0.13  ($0.41)     ($0.28)    ($0.17)    ($1.80)  $18.25   (1.33%)   $1,280  1.78%  (0.03%)         90%

January 4, 1999 (1)
to August 31, 1999  20.21   (0.02)  0.31         0.29           --      --      20.50    1.43%       172  1.72%(1,3)(0.53%)(1,3) 67%




     (1)  During  the  fiscal  period ended August  31,  1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.78% and (0.03%) respectively, for the year ended
August 31,  2000,  2.21% and 1.02%  respectively  for the year ended  August 31,
1999.

Large Capitalization Growth Portfolio (Class B)

Year Ended
Augusy 31, 2000$26.75     ($0.13)       $8.03       $7.90     --        ($1.66)   $32.99   30.22%    $2,801  1.67%(1) (1.16%)(1) 24%

January 4, 1999 (1)
to August 31, 1999 24.74 (0.04)        2.05     2.01     --         --          26.75     8.12%    204  1.19%(1,3)(0.73%)(1,3)   39%


     (1) During the fiscal  periods  ended  August 31, 2000 and August  31,1999,
Saratoga Capital  Management waived a portion of its management fees. During all other time periods  presented above,  Saratoga Capital  Management waived all of its fees and assumed a portion of the operating expenses.  Additionally, for the periods  presented  above,  the  Portfolio  benefited  from  an  expense  offset arrangement  with its custodian  bank. If such waivers  assumptions  and expense offsets  had not been in effect for the  respective  periods,  the ratios of net operating  expenses  to average  daily net assets and of net  investment  income
(loss)  to  average   daily  net  assets  would  have  been  1.72%  and  (1.11%)
respectively, for the year ended August 31, 2000, 3.31% and (2.86%) for the year ended August 31, 1999.

Small Capitalization Portfolio (Class B)

Year Ended
August 31, 2000$10.04   ($0.06)       $2.84   $2.78     --     ($0.12)     $12.70    28.17%    $436  2.04%(1)(1.11%)(1)       27%

January 4, 1999 (1)
To August 31, 1999 9.33  (0.02)    0.73         0.71     --         --      10.04    7.61%      73   1.42%(1,3)(1.02%)(1,3)   32%


     (1) During the fiscal  periods  ended  August 31, 2000 and August  31,1999,
Saratoga Capital Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income
(loss) to average daily net assets would have been 0.02% and 0.01% respectively, for the year ended August 31, 2000, 1.43% and (1.02%) for the year ended August
31, 1999.



International Equity Portfolio (Class B)

Year ended
August 31, 2000$13.09     $-       $2.58      $2.58    ($0.08)    ($0.18)   $15.41  19.71%   $420  2.02%     (0.67%)             45%

January 4, 1999 (1)
to August 31, 1999  12.29 (0.02)     0.82         0.80     --         --        13.09   6.51%    68   2.16%(1,3) (0.77%)(1,3)    46%

     (1)  During  the fiscal  period  ended  August  31,1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.18% and (0.51%) respectively, for the year ended
August 31, 2000, 2.84% and (1.45%) for the year ended August 31, 1999.


Investment Quality Bond Portfolio (Class B)

Year Ended
August 31, 2000$9.88    $0.46    $0.01      $0.47    ($0.46)        --     $9.89  4.88%   $125  1.92%     4.68%                 53%

January 4, 1999 (1)
to August 31, 1999  10.29  0.28    (0.41)     (0.13)     (0.28)     --      9.88  (1.32%)   64  1.07%(1,3)2.23%(1,3)            62%


     (1)  During  the fiscal  period  ended  August  31,1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.96% and 4.72% respectively, for the year ended
August 31, 2000, 1.13% and 2.29% for the year ended August 31, 1999.


Municipal Bond Portfolio (Class B)

Year Ended
August 31, 2000 $10.00    $0.34  $0.16   $0.50    ($0.34)    ($0.06)    $10.10   5.14%      $16     2.19%(1)    3.38%(1)         12%

January 4, 1999 (1)
to August 31, 1999 10.66    0.25    (0.66)      (0.41)     (0.25)     --        10.00    (3.91%)     8     1.24%(1,3) 1.76%(1,3) 23%



     (1) During the fiscal  periods  ended  August 31, 2000 and August  31,1999,
Saratoga Capital  Management waived a portion of its management fees. During all other time periods  presented above,  Saratoga Capital  Management waived all of its fees and assumed a portion of the operating expenses.  Additionally, for the periods  presented  above,  the  Portfolio  benefited  from  an  expense  offset arrangement  with its custodian  bank. If such waivers  assumptions  and expense offsets  had not been in effect for the  respective  periods,  the ratios of net operating  expenses  to average  daily net assets and of net  investment  income
(loss)  to  average   daily  net  assets  would  have  been  0.43%  and  (0.41%)
respectively,for  the year ended August 31,  2000,  1.44% and 1.96% for the year ended August31, 1999.


U.S. Government Money Market Portfolio (Class B)

Year Ended
August 31, 2000 $1.000      $0.040      --          $0.040   ($0.040)    --    $1.000     4.10%      $115    1.87%     4.06%    n/a

January 4, 1999 (1)
to August 31, 1999 1.000     0.022      --          0.022    (0.022)     --     1.000    1.94%    70   1.06%(1,3)  1.82%(1,3)   n/a

     (1)  During  the fiscal  period  ended  August  31,1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.87% and 4.06% respectively, for the year ended August 31, 2000, year ended August 31, 1999.


(1) Commencement of offering.
(2) Annualized.

*  Assumes reinvestment of all dividends and distributions.
   Aggregate (not annualized) total return is shown for any period shorter than one year.

                        THE SARATOGA ADVANTAGE TRUST
                                 ANNUAL REPORT
                              AS OF AUGUST 31, 2000
                                 CLASS C SHARES



                               TABLE OF CONTENTS
Chairman's                                                             Page 1
Letter................................................................

Investment                                                             Page 3
Review................................................................

Schedules of                                                           Page 11
Investments...........................................................

Statements of Assets and                                               Page 32
Liabilities...........................................................

Statements of                                                          Page 33
Operations............................................................

Statements of Changes in Net Assets................................... Page 34

Notes to Financial                                                     Page 36
Statements............................................................

Financial                                                              Page 41
Highlights............................................................

Independent Auditor's                                                  Page 44
Report................................................................

Tax Information....................................................... Page 45









     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.



                                  TRUSTEES AND OFFICERS



     Bruce E. Ventimiglia              Trustee, Chairman, President & CEO
     Patrick H. McCollough             Trustee
     Udo W. Koopmann                   Trustee
     Floyd E. Seal                     Trustee
     Stephen Ventimiglia               Vice President
     Scott C. Kane                     Vice President & Secretary
     William P. Marra                  Treasurer & Chief Financial Officer
     Mary A. Nelson                    Assistant Treasurer
     Karen Jacoppo-Wood                Assistant Secretary




     Investment Manager                Distributor
     Saratoga Capital Management       Funds Distributor, Inc.
     1501 Franklin Avenue              60 State Street, Suite 1300
     Mineola, NY  11501-4803           Boston, MA  02109


     Transfer and Shareholder Servicing Agent  Custodian
     State Street Bank & Trust Company         State Street Bank & Trust Company
     P.O. Box 8514                             P.O. Box 351
     Boston, MA  02266                         Boston, MA  02101










     THE SARATOGA ADVANTAGE TRUST
     Annual Report to Shareholders
          October 23, 2000


Dear Shareholder:

     We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the 'Trust'). This report covers the twelve months from September 1, 1999 through August 31, 2000. In light of recent stock market volatility, it is timely to revisit the importance of utilizing a sound asset allocation strategy for your serious, 'core' assets.

     Asset Allocation - The Investment 'Compass' That Provides Investors With An Opportunity To Remove Investment Extremes

     As I discussed in a prior Annual Report to Shareholders, asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a 'comfortable' blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

     A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. On the other hand, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

     Using asset allocation as an investment 'compass' can help investors find a comfortable blend of investments that matches their risk tolerances. A well-established asset allocation strategy can help investors to stay disciplined and patient through full market cycles (i.e., through both market declines and advances). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

     The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. As I also mentioned in a prior Annual Report to Shareholders, to try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

     Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust's portfolios.

     We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                        LARGE CAPITALIZATION VALUE PORTFOLIO
                                      Advised by:
                                    OpCap Advisors
                                  New York, New York


     Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                               Large
Total Aggregate                Capitalization         Morningstar    S & P/Barra
Return for the Period          Value Portfolio        Large Value    Value
Ended August 31, 2000          (Class C)              Average1       Index2
-----------------------------  -------------------    ------------   -----------

1/4/99 (inception) - 8/31/00*       0.1%                   6.6%           9.8%

9/1/99 - 8/31/00                   -1.3%                   6.9%           9.3%

3/1/00 - 8/31/00                   13.0%                  14.3%          15.0%

*Annualized performance for periods greater than one year

     The Saratoga Large Capitalization Value Portfolio invests in a diverse group of high-quality, undervalued companies. The investment team uses fundamentally driven, value-oriented analysis, which leads to the selection of high-quality businesses that are selling for substantially less than their intrinsic value. Each business is examined to determine industry position, profitability and financial strength. Management is also evaluated for its decision-making ability, experience, vision, compensation structure, and stock ownership. Over time we expect the share price of these companies to approach their intrinsic value, potentially producing superior returns.

     The Portfolio owned the common stocks of 49 companies as of August 31, 2000. The largest holding was Freddie Mac, a federally chartered government sponsored enterprise formed for the purpose of financing home ownership in the United States. Other major holdings included supermarket grocer retailer Kroger; WorldCom, that provides a broad range of communications outsourcing and managed network services; Wells Fargo, a diversified financial services company; and Chase Manhattan Bank. Top contributors to the Portfolio performance for the six months ended August 31, 2000 included Kroger, Pharmacia, Household International and FleetBoston Financial.



     1. The Morningstar Large Value Average, as of August 31, 2000, consisted of 669 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index. .

Past performance is not predictive of future performance.

                          LARGE CAPITALIZATION GROWTH PORTFOLIO
                                        Advised by:
                         Harris Bretall Sullivan & Smith, L.L.C.
                                 San Francisco, California


     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                  Large
Total Aggregate                   Capitalization       Morningstar   S & P/Barra
Return for the Period             Growth Portfolio     Large Growth  Growth
Ended August 31, 2000             (Class C)            Average1      Index2
------------------------------    -----------------    ------------- ----------

1/4/99 (inception) - 8/31/00*         23.0%                   28.9%     18.3%

9/1/99 - 8/31/00                      30.2%                   39.1%     22.1%

3/1/00 - 8/31/00                       5.7%                    5.6%      8.8%

*Annualized performance for periods greater than one year

     While the long-term outlook for U.S. financial assets remains positive, history tells us that it is hard for markets to fight-the-Fed. In the face of a rising Fed Funds rate, the stock market has corrected from the levels reached in mid-March. From those highs, the Dow Jones Industrial Average sold off approximately 9%, the S&P 500 Index declined 10% and the NASDAQ Composite collapsed nearly 40%.

In the early 1990's, when technology holdings were less than 15% of the typical investor's portfolio, the volatility of the NASDAQ was little more than a statistical curiosity. Today, with technology stocks representing one-third of the S&P 500 Index and one-half of the Russell Growth Index, the rapidly changing fortunes of the over-the-counter market place reach everyone. As predictable as this spring retreat may seem, actually trading such an event can be treacherous. Because we see such a strong fundamental case for technology stocks, we have chosen not to trade these corrections. While technology stock investing has always been challenging, the volatility of recent years has raised the stakes for investors. Technology stocks have been awarded premium multiples due not only to their extraordinary growth potential, but also to extraordinary momentum.

During the past few months, investors saw the downside of momentum investing. Harris Bretall believes that technology companies need to be judged utilizing a combination of fundamental analysis, and an evaluation of catalysts that can move the stocks near term.

     We have written often about the three macro economic trends that have fueled the strong market over the past five years - demographics, the technology revolution and globalization. We believe they remain firmly in place.


     1. The Morningstar Large Growth Average, as of August 31, 2000, consisted of 698 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance.

                          SMALL CAPITALIZATION PORTFOLIO
                                     Advised by:
                          Thorsell, Parker Partners, Inc.
                                Westport, Connecticut

     Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                 Small
Total Aggregate                  Capitalization    Morningstar
Return for the Period            Portfolio         Small Value     Russell 2000
Ended August 31, 2000            (Class C)         Average1        Index2
-----------------------------    ----------------  -------------   -------------

1/4/99 (inception) - 8/31/00*        21.5%            10.5%           16.7%

9/1/99 - 8/31/00                     28.2%            16.8%           27.2%

3/1/00 - 8/31/00                     13.5%            14.0%           -6.4%

*Annualized performance for periods greater than one year


     Results for the fiscal year ended August 31, 2000 continued to demonstrate the strength of smaller stocks. As investor sentiment for smaller stocks continues to build, we believe that this asset class could well be the most profitable investment theme of the next few years.

     During the past turbulent 24 months while many momentum style investors chased companies with absurdly high projected top line growth and distant earnings, your Portfolio has stayed with its fundamental, bottom-up approach to smaller cap stocks.

     Strong Portfolio performance is concrete evidence supporting our basic investment policy of investing in smaller cap U.S. stocks managed in a 'double-play' style that seeks companies with strong future earnings, low relative multiples, and catalysts for higher valuations. While that approach appeared out of favor in late 1999, since the beginning of 2000 your Portfolio has trended ahead of all major indices.

     We believe that the outlook for your Portfolio of smaller stocks is excellent. Your investment team enters its second decade together with renewed enthusiasm for a consistent and common sense approach to smaller cap U.S. stocks.


     1. The Morningstar Small Value Average, as of August 31, 2000, consisted of 211 mutual funds comprised of small market capitalization stocks with the lowest combinations of price-to earnings and price-to-book scores. Investors may not invest in the Average directly.

     2. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included the Russell 3000 Index. The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance.




                      INTERNATIONAL EQUITY PORTFOLIO
                                Advised by:
                          Friends Ivory & Sime plc
                            Edinburgh, Scotland

     Objective:   Seeks  capital   appreciation  by  investing  primarily  in  a
diversified portfolio of the securities of companies domiciled outside of the United States.

Total Aggregate                 International           Morgan Stanley
Return for the Period           Equity Portfolio        EAFE Index
Ended August 31, 2000           (Class C)               (U.S. Dollars)1
------------------------------  --------------------    -------------------

1/4/99 (inception) - 8/31/00*       15.8%                   9.9%

9/1/99 - 8/31/00                    19.7%                   9.6%

3/1/00 - 8/31/00                    -4.8%                  -3.6%

*Annualized performance for periods greater than one year

     Global economies remain in good shape - growth is slowing to a more sustainable level and inflation remains subdued by historic standards. Productivity gains, increased global competition and continued investment in technology have all served to offset any inflation pressure from tight labor markets and rising raw material prices. However, the recent rise in the price of oil cannot be ignored and is starting to raise concerns in financial markets.

     Valuations across equity markets are generally fair, though towards the top end of their historic range. Earnings momentum, although waning, still remains strong. However, we could see margin pressure ahead, especially if we have a cold winter and the price of oil remains at current levels or even higher. As such, we take a more cautious view towards world stock markets at the current time and see no reason to favor any one particular region over the rest. Medium term we continue to like Europe where we expect to see ongoing restructuring.

     As of August 31, 2000, the major weightings in the Portfolio were as follows: 50.1% in Continental Europe, 19.0% in the United Kingdom, 24.0% in Japan and 3.0% in Pacific Ex-Japan.

     Recent portfolio additions include: WPP, a leading global advertising and media company; and San Paolo, Italy's largest bank.




     1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends.

Past performance is not predictive of future performance.




                     INVESTMENT QUALITY BOND PORTFOLIO
                                 Advised by:
                          Fox Asset Management, Inc.
                          Little Silver, New Jersey


     Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.


                                                       Lipper
                                                       Short-        Lehman
                                                       Intermediate Intermediate
Total Aggregate                  Investment Quality    Investment    Government/
Return for the Period            Bond Portfolio        Grade Debt    Corporate
Ended August 31, 2000            (Class C)             Funds Index1  Bond Index2
-----------------------------    --------------------  ------------- -----------

1/4/99 (inception) - 8/31/00*           2.1%                7.4%        3.1%

9/1/99 - 8/31/00                        4.9%                5.9%        6.3%

3/1/00 - 8/31/00                        4.0%                4.2%        4.8%

*Annualized performance for periods greater than one year


     In the annual period ended August 31, 2000, the Portfolio distributed dividends of $0.54 per share.

     Investments in the Portfolio are normally divided approximately evenly between U.S. Treasury, U.S. Government Agency and Corporate securities. Due to
the  yield  advantage   available  in  Corporate  and  U.S.   Government  Agency
securities, there is greater emphasis on Corporate and U.S. Government Agency bond holdings in the Portfolio at this time.

     Fox Asset Management will continue to focus on those instruments that offer improving credit quality and liquidity. Fox is maintaining a conservative investment posture with an average maturity of 5.2 years, and an average duration of 3.4 years in the Portfolio.

     Other Portfolio statistics as of August 31, 2000 are as follows: Average yield-to-maturity was 6.9%, average coupon was 6.7% and the average Moody's Rating was Aa3 with 37 fixed income issue held.




     1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years.

     2. The Lehman Intermediate Government/Corporate Bond Index is composed of the bonds in the Lehman Government/Corporate Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Corporate Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.



                          MUNICIPAL BOND PORTFOLIO
                                Advised by:
                               OpCap Advisors
                             New York, New York


     Objective: Seeks a high level of interest income exempt from federal income taxation, consistent with prudent investment management and the preservation of capital.



Total Aggregate                 Municipal Bond    Lipper General     Lehman
Return for the Period           Portfolio         Municipal          Municipal
Ended August 31, 2000           (Class C)         Debt Funds Index1  Bond Index2
------------------------------  ---------------   ----------------- ------------

1/4/99 (inception) - 8/31/00*           0.6%            2.8%           6.5%

9/1/99 - 8/31/00                        5.1%            5.4%           6.8%

3/1/00 - 8/31/00                        7.0%            6.5%           6.8%

*Annualized performance for periods greater than one year



     Municipal bonds have performed well, particularly in the past few months. With the gyrations of the stock market during the year, investors began to look towards the bond market for more safety. Municipals, so cheap relative to other fixed income investments for most of the year, were an obvious place for these investments. For much of the year demand outstripped supply as municipalities curtailed their issuance in an effort to reduce outstanding debt. The municipal yield curve has remained positively sloped with thirty-year municipals yielding more than 1% more than two-year municipals - a very different picture than the Treasury curve.

     We maintained a portfolio of high quality municipals throughout the year in our effort to provide a high level of tax-exempt income with minimal credit risks. Currently, 66% of the Portfolio holds municipals with a rating of AAA, while the Portfolio has an average rating of AA+. We continue to purchase and hold a high percentage of insured municipal bonds, which we deem as inexpensive relative to uninsured bonds. We continue to focus on the general obligation sector of the market as state and local finances are in excellent shape due to the surpluses generated from the strong economy. Finally, we continue to concentrate on the 15 to 20 year part of the yield curve where we believe the best value exists in the municipal marketplace.




     1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

     2. The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance.




                       U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                     Advised by:
                              Sterling Capital Management
                                Charlotte, North Carolina

     Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                U.S. Government Money         90 Day T-Bills
     7-Day                      Market Portfolio              Average Discount
Compound Yield                  (Class C)                     Yield
---------------------------     ------------------------      ------------------

   8/31/00                               5.6%                          6.1%


Total Aggregate                U.S. Government Money   Lipper U.S.    90
Return for the Period          Market Portfolio        Treasury Money Day
Ended August 31, 2000          (Class C)               Market Index1  T-Bills
-----------------------------  ----------------------  -------------- ----------

1/4/99 (inception) - 8/31/00*             3.7%            8.0%        4.7%
9/1/99 - 8/31/00                          4.1%            5.1%        5.4%
3/1/00 - 8/31/00                          2.2%            2.7%        2.8%

*Annualized performance for periods greater than one year


     By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

     The Portfolio was invested primarily in U.S. Government Agency Notes as of August 31, 2000. The average dollar-weighted portfolio maturity was 54 days, compared with a maximum allowable maturity of 90 days.

     On August 31, 2000, the Federal Funds rate was 6.50%. With the prospects of an economic slowdown growing and a contained inflation environment, it appears the work of the Federal Reserve may be complete. Yields peaked early in the summer and current rates reflect a meaningful lowering of growth expectations.

     An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

     1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Past performance is not predictive of future performance.




















                 This page intentionally left blank.








August 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

                                                                  17


         Principal
          Amount                                                                                              Value
      ----------------                                                                                   -----------------
      ----------------                                                                                   -----------------
                             SHORT-TERM GOVERNMENT NOTES - 3.76%

                             Federal Home Loan Bank - 3.76%
         $  3,016,000        6.51% due 9/01/00                                                               $  3,016,000
                                                                                                         -----------------
                                                                                                         -----------------

                             Total Short-Term Government Notes (Cost-$3,016,000)                                3,016,000
                                                                                                         -----------------
                                                                                                         -----------------

          Shares
      ----------------
      ----------------
                             COMMON STOCKS - 95.20%

                             Aerospace - 2.48%
               37,100        Boeing Company                                                                     1,989,487
                                                                                                         -----------------
                                                                                                         -----------------

                             Airlines - 1.45%
               35,500        AMR, Corporation*                                                                  1,164,844
                                                                                                         -----------------
                                                                                                         -----------------

                             Banking - 10.91%
               53,000        Chase Manhattan Corporation                                                        2,961,375
               66,407        FleetBoston Financial Corporation                                                  2,834,757
               68,660        Wells Fargo Company                                                                2,965,254
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                8,761,386
                                                                                                         -----------------
                                                                                                         -----------------

                             Chemicals - 2.82%
               50,400        E.I. du Pont de Nemours and Company                                                2,261,700
                                                                                                         -----------------

                             Computer Hardware - 1.03%
               24,400        Compaq Computer Corporation                                                          831,125
                                                                                                         -----------------
                                                                                                         -----------------

                             Computer Services - 0.78%
               12,500        Electronic Data Systems Corporation                                                  622,656
                                                                                                         -----------------

                             Computer Software - 4.97%
               63,100        Computer Associates International, Incorporated                                    2,003,425
              100,000        Compuware Corporation*                                                             1,056,250
               13,300        Microsoft Corporation*                                                               928,506
                                                                                                         -----------------
                                                                                                                3,988,181
                                                                                                         -----------------

                             Cosmetics/Toiletries - 0.62%
               12,700        Avon Products, Incorporated                                                          497,681
                                                                                                         -----------------
                                                                                                         -----------------

                             Drugs/Medical Products - 3.40%
               27,900        American Home Products Corporation                                                 1,511,831
               15,700        Bristol Myers Squibb Company                                                         832,100
                5,500        Merck & Co., Incorporated                                                            384,313
                                                                                                         -----------------
                                                                                                                2,728,244
                                                                                                         -----------------

          Shares                                                                                              Value
      ----------------                                                                                   -----------------

                             Electronics - 3.67%
               20,500        Emerson Electric Company                                                        $  1,356,844
               18,500        Rockwell International Corporation                                                   748,094
               18,500        Solectron Corporation                                                                838,281
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                2,943,219
                                                                                                         -----------------

                             Financial Services - 13.46%
               46,667        Citigroup, Incorporated                                                            2,724,167
               44,700        Countrywide Credit Industries, Incorporated                                        1,693,012
               93,000        Federal Home Loan Mortgage Corporation                                             3,917,625
               51,500        Household International, Incorporated                                              2,472,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                               10,806,804
                                                                                                         -----------------

                             Healthcare Services - 1.30%
               33,600        Tenet Healthcare Corporation*                                                      1,041,600
                                                                                                         -----------------
                                                                                                         -----------------

                             Insurance - 6.66%
               30,900        AFLAC, Incorporated                                                                1,668,600
               13,400        American General Corporation                                                         975,688
               76,400        John Hancock Financial Services, Incorporated*                                     1,929,100
               11,282        XL Capital Limited,  Class A                                                         777,753
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                5,351,141
                                                                                                         -----------------
                                                                                                         -----------------

                             Machinery/Engineering - 1.65%
               36,100        Caterpillar, Incorporated                                                          1,326,675
                                                                                                         -----------------
                                                                                                         -----------------

                             Manufacturing - 1.40%
               20,000        Textron, Incorporated                                                              1,121,250
                                                                                                         -----------------
                                                                                                         -----------------

                             Metals/Mining - 5.98%
               66,000        Alcoa, Incorporated                                                                2,194,500
               28,000        Minnesota Mining & Manufacturing Company                                           2,604,000
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                4,798,500
                                                                                                         -----------------
                                                                                                         -----------------

                             Multimedia - 0.83%
               15,000        News Corporation Limited, Sponsored ADR                                              663,750
                                                                                                         -----------------
                                                                                                         -----------------

                             Oil/Gas - 4.66%
               19,000        Chevron Corporation                                                                1,605,500
               24,000        Texaco, Incorporated                                                               1,236,000
               27,100        Unocal Corporation                                                                   904,463
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                3,745,963
                                                                                                         -----------------
                                                                                                         -----------------

                             Publishing - 0.47%
               10,500        Tribune Company                                                                      374,719
                                                                                                         -----------------



          Shares                                                                                              Value
      ----------------                                                                                   -----------------
                                                                                                         -----------------

                             Retail - 11.50%
               67,700        CVS Corporation                                                                 $  2,513,362
               13,000        Gap, Incorporated                                                                    291,688
              160,200        Kroger Company*                                                                    3,634,537
               93,500        McDonalds Corporation                                                              2,793,312
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                9,232,899
                                                                                                         -----------------
                                                                                                         -----------------

                             Telecommunications - 9.46%
               22,200        Motorola, Incorporated                                                               800,588
               14,800        Tellabs, Incorporated*                                                               831,575
               63,500        Verizon Communications                                                             2,770,187
               87,500        Worldcom, Incorporated*                                                            3,193,750
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                7,596,100
                                                                                                         -----------------
                                                                                                         -----------------

                             Transportation - 4.60%
               36,000        Burlington Northern Santa Fe Corporation                                             805,500
               58,000        Canadian Pacific Limited                                                           1,584,125
               46,851        Sabre Group Holdings Corporation*                                                  1,305,972
                                                                                                         -----------------
                                                                                                         -----------------
                                                                                                                3,695,597
                                                                                                         -----------------
                                                                                                         -----------------

                             Waste Disposal - 1.10%
               46,500        Waste Management, Incorporated                                                       880,594
                                                                                                         -----------------
                                                                                                         -----------------


      Total Common Stocks (Cost-$73,674,460)                                                                 $ 76,424,115
                                                                                                         -----------------
                                                                                                         -----------------

      Total Investments (Cost-$76,690,460)                                             98.92%                $ 79,440,115
                                                                                                         -----------------
                                                                                                         -----------------

      Other Assets in Excess of Liabilities                                             1.08%                     865,139
                                                                                                         -----------------
                                                                                                         -----------------

      Total Net Assets                                                                100.00%                 $80,305,254

                                                                                                         =================
                                                                                                         =================


      * Non-income producing security.
      Summary of Abbreviations:
      ADR - American Depositary Receipt

      See accompanying notes to financial statements.









     * Non-income producing security.

     See accompanying notes to financial statements.





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO




       Shares                                                                                                 Value
   ----------------                                                                                     ------------------
   ----------------
                           COMMON STOCKS - 97.90%

                           Banking - 1.84%
            65,000         Wells Fargo Company                                                                  $2,807,188

                                                                                                        ------------------
                                                                                                        ------------------

                           Beverages - 1.04%
            30,000         Coca-Cola Company                                                                    1,578,750
                                                                                                        ------------------
                                                                                                        ------------------

                           Biomedical - 2.12%
            17,000         Genentech, Incorporated*                                                             3,238,500
                                                                                                        ------------------
                                                                                                        ------------------

                           Computer Hardware - 11.70%
            60,000         Dell Computer Corporation*                                                           2,617,500
            66,000         EMC Corporation*                                                                     6,468,000
            22,000         International Business Machine Corporation                                           2,904,000
            46,000         Sun Microsystems, Incorporated*                                                      5,839,125
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               17,828,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Computer Software - 2.52%
            55,000         Microsoft Corporation*                                                               3,839,687
                                                                                                        ------------------

                           Communications Equipment - 1.71%
            32,000         Nortel Networks Corporation                                                          2,610,000
                                                                                                        ------------------
                                                                                                        ------------------

                           Distribution - 1.58%
            70,000         Costco Wholesale Corporation*                                                        2,410,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Electronics - 15.35%
            45,000         Applied Materials, Incorporated*                                                     3,884,062
            96,000         Intel Corporation                                                                    7,188,000
            38,000         JDS Uniphase Corporation*                                                            4,730,406
            18,000         PMC-Sierra, Incorporated*                                                            4,248,000
            50,000         Texas Instruments, Incorporated                                                      3,346,875
                                                                                                        ------------------
                                                                                                               23,397,343
                                                                                                        ------------------

                           Financial Services - 13.31%
           112,500         Charles Schwab Corporation                                                           4,296,094
            73,333         Citigroup, Incorporated                                                              4,280,833
            41,000         The Goldman Sachs Group, Incorporated                                                5,250,562
            60,000         Morgan Stanley Dean Witter & Company                                                 6,453,750
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               20,281,239
                                                                                                        ------------------
                                                                                                        ------------------

                           Insurance - 2.52%
            43,125         American International Group, Incorporated                                           3,843,516
                                                                                                        ------------------
                                                                                                        ------------------

                           Internet - 6.19%
            60,000         America Online, Incorporated*                                                        3,517,500
            80,000         Broadvision, Incorporated*                                                           2,760,000
            26,000         Yahoo!, Incorporated*                                                                3,159,000
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                9,436,500
                                                                                                        ------------------


       Shares                                                                                                 Value
   ----------------                                                                                     ------------------

                           Manufacturing - 5.40%
           102,000         General Electric Company                                                            $5,986,125

            40,000         Illinois Tool Works, Incorporated                                                    2,242,500
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                8,228,625
                                                                                                        ------------------
                                                                                                        ------------------

                           Multimedia - 1.92%
            75,000         The Walt Disney Company                                                              2,920,312
                                                                                                        ------------------
                                                                                                        ------------------

                           Networking Products - 6.58%
            95,000         Cisco Systems, Incorporated*                                                         6,519,375
            30,000         Network Appliance, Incorporated*                                                     3,510,000
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                               10,029,375
                                                                                                        ------------------
                                                                                                        ------------------

                           Oil Field Services - 4.57%
            75,000         Halliburton Company                                                                  3,975,000
            35,000         Schlumberger Limited                                                                 2,985,937
                                                                                                        ------------------
                                                                                                                6,960,937
                                                                                                        ------------------
                                                                                                        ------------------

                           Pharmaceuticals - 5.30%
            31,000         Johnson & Johnson                                                                    2,850,063
            70,000         Pfizer, Incorporated                                                                 3,027,500
            55,000         Schering-Plough Corporation                                                          2,206,875
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                8,084,438
                                                                                                        ------------------
                                                                                                        ------------------

                           Retail - 8.12%
            75,000         Gap, Incorporated                                                                    1,682,813
            69,000         Home Depot, Incorporated                                                             3,316,313
            90,000         Target Corporation                                                                   2,092,500
            56,000         Wal-Mart Stores, Incorporated                                                        2,656,500
            80,000         Walgreen Company                                                                     2,630,000
                                                                                                        ------------------
                                                                                                               12,378,126
                                                                                                        ------------------

                           Semiconductor - 1.64%
            10,000         Broadcom Corporation*                                                                2,500,000
                                                                                                        ------------------

                           Telecommunications - 4.49%
            46,000         Lucent Technologies, Incorporated                                                    1,923,375
            55,000         Qwest Communciations International*                                                  2,839,375
            50,000         SBS Communications, Incorporated                                                     2,087,500
                                                                                                        ------------------
                                                                                                        ------------------
                                                                                                                6,850,250
                                                                                                        ------------------


   Total Investments (Cost-$84,693,723)                                                 97.90%              $ 149,224,036
                                                                                                        ------------------
                                                                                                        ------------------

   Other Assets in Excess of Liabilities                                                 2.10%                  3,193,749
                                                                                                        ------------------
                                                                                                        ------------------

  Total Net Assets                                                                     100.00%              $ 152,417,785
                                                                                                        ==================
                                                                                                        ==================

   * Non-income producing security.

   See accompanying notes to financial statements.








August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

25

        Shares                                                                                                   Value
     --------------                                                                                        -------------------
     --------------                                                                                        -------------------
                           COMMON STOCKS - 97.14%

                           FINLAND - 4.70%
                           Telecommunications
            39,600         Nokia Oyj, Sponsored ADR                                                             $   1,779,525
                                                                                                           -------------------
                                                                                                           -------------------

                           FRANCE - 13.58%
                           Banking - 2.13%
            68,000         Societe Generale, Sponsored ADR                                                            806,466
                                                                                                           -------------------
                                                                                                           -------------------

                           Financial Services - 1.65%
             8,900         AXA, Sponsored ADR                                                                         625,781
                                                                                                           -------------------
                                                                                                           -------------------

                           Oil/Gas - 2.36%
            11,970         TOTAL Fina Elf, Sponsored ADR                                                              891,765
                                                                                                           -------------------
                                                                                                           -------------------

                           Pharmaceuticals - 3.08%
            15,600         Aventis, Sponsored ADR                                                                   1,166,100
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 4.36%
            10,850         Alcatel Alsthom, Sponsored ADR                                                             899,194
             6,500         France Telecom, Sponsored ADR                                                              749,531
                                                                                                           -------------------
                                                                                                           -------------------
                                                                                                                    1,648,725
                                                                                                           -------------------
                                                                                                           -------------------

                           GERMANY - 5.85%
                           Computer Software - 2.17%
            12,800         SAP Aktiengesellschaft, Sponsored ADR                                                      821,600
                                                                                                           -------------------
                                                                                                           -------------------

                           Diversified Manufacturing Operations - 2.47%
             5,800         Siemens AG, Unsponsored ADR                                                                935,891
                                                                                                           -------------------
                                                                                                           -------------------

                           Drugs/Medical Products - 1.21%
             5,100         Roche Holdings Limited, Sponsored ADR                                                      456,593
                                                                                                           -------------------
                                                                                                           -------------------

                           HONG KONG - 2.02%
                           Closed End Funds
            56,500         Ishares MSCI Hong Kong                                                                     762,750
                                                                                                           -------------------
                                                                                                           -------------------

                           ITALY - 1.87%
                           Banking
            19,800         San Paolo -  IMI S.P.A., Sponsored ADR                                                     707,850
                                                                                                           -------------------

                           JAPAN - 24.19%
                           Audio/Video Products - 2.17%
             7,200         Sony Corporation, Sponsored ADR                                                            822,600
                                                                                                           -------------------
                                                                                                           -------------------

                           Banking - 1.99%
            61,331         Bank of Tokyo-Mitsubishi Limited, Sponsored ADR                                            751,305
                                                                                                           -------------------
                                                                                                           -------------------




        Shares                                                                                                   Value
     --------------                                                                                        -------------------

                                        JAPAN (continued) - 24.19%

                           Computer Hardware - 3.36%
             8,628         TDK Corporation, Sponsored ADR                                                       $   1,272,630
                                                                                                           -------------------
                                                                                                           -------------------

                           Cosmetics/Toiletries - 2.95%
             4,059         Kao Corporation, Unsponsored ADR                                                         1,115,273
                                                                                                           -------------------
                                                                                                           -------------------

                           Finance - 1.81%
            10,260         Orix Corporation, Sponsored ADR                                                            686,138
                                                                                                           -------------------
                                                                                                           -------------------

                           Identification Systems/Development - 1.73%
             4,500         Secom Limited, Unsponsored ADR                                                             655,780
                                                                                                           -------------------
                                                                                                           -------------------

                           Manufacturing - 1.27%
             3,720         Bridgestone Corporation, Unsponsored ADR                                                   481,412
                                                                                                           -------------------
                                                                                                           -------------------

                           Office Equipment - 3.03%
            25,320         Canon, Incorporated, Sponsored ADR                                                       1,415,730
                                                                                                           -------------------
                                                                                                           -------------------

                           Printing - 1.17%
             9,031         Toppan Printing Limited, Unsponsored ADR                                                   441,233
                                                                                                           -------------------
                                                                                                           -------------------

                           Retail - 1.74%
            10,278         Seven-Eleven Japan Limited, Unsponsored ADR                                                660,228
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 2.97%
            18,700         Nippon Telegraph & Telephone Corporation, Sponsored ADR                                  1,125,506
                                                                                                           -------------------
                                                                                                           -------------------

                           NETHERLANDS - 9.66%
                           Banking - 2.78%
            15,600         ING Groep N.V., Sponsored ADR                                                            1,052,025
                                                                                                           -------------------
                                                                                                           -------------------

                           Electronics - 2.16%
            16,614         Koninklijke Philips Electronics N.V., Sponsored ADR                                        819,278
                                                                                                           -------------------
                                                                                                           -------------------

                           Multimedia - 2.22%
            15,750         VNU N.V., Sponsored ADR                                                                    840,141
                                                                                                           -------------------
                                                                                                           -------------------

                           Transportation - 2.49%
            40,100         TNT Post Groep N.V., Sponsored ADR                                                         942,350
                                                                                                           -------------------
                                                                                                           -------------------

                           SPAIN - 5.43%
                           Banking - 3.41%
            43,250         Banco Bilboa Vizcaya Argentaria, Sponsored ADR                                             646,047
            58,800         Banco Santander Central Hispanos, Sponsored ADR                                            643,125
                                                                                                           -------------------
                                                                                                                    1,289,172
                                                                                                           -------------------

                           Telecommunications - 2.02%
            13,331         Telefonica, Sponsored ADR                                                                  764,033
                                                                                                           -------------------



        Shares                                                                                                   Value
     --------------                                                                                        -------------------
                           SWEDEN - 4.12%
                           Telecommunications
            76,000         Telefonaktiebolaget LM Ericsson, Sponsored ADR                                       $   1,558,000
                                                                                                           -------------------
                                                                                                           -------------------

                           SWITZERLAND - 5.52%
                           Food Products - 4.04%
            14,200         Nestle, Sponsored ADR                                                                    1,529,632
                                                                                                           -------------------
                                                                                                           -------------------

                           Human Services - 1.48%
             5,800         Adecco, Sponsored ADR                                                                      558,975
                                                                                                           -------------------
                                                                                                           -------------------

                           TAIWAN - 0.99%
                           Semiconductor
            10,752         Taiwan Semiconductor Limited, Sponsored ADR*                                               376,320
                                                                                                           -------------------
                                                                                                           -------------------

                           UNITED KINGDOM - 19.22%
                           Advertising - 1.72%
             9,200         WPP Group PLC, Sponsored ADR                                                               649,750
                                                                                                           -------------------

                           Banking - 1.58%
             5,800         Barclays PLC, Sponsored ADR                                                                597,400
                                                                                                           -------------------
                                                                                                           -------------------

                           Insurance - 1.52%
            21,950         Prudential Corporation PLC, Sponsored ADR                                                  576,144
                                                                                                           -------------------
                                                                                                           -------------------

                           Multimedia - 1.21%
             3,800         Reuters Group PLC, Sponsored ADR                                                           456,238
                                                                                                           -------------------
                                                                                                           -------------------

                           Oil/Gas - 2.69%
            19,800         Shell Transport & Trading Company, Sponsored ADR                                         1,018,462
                                                                                                           -------------------
                                                                                                           -------------------

                           Pharmaceuticals - 1.92%
            12,600         Glaxo Wellcome PLC, Sponsored ADR                                                          725,288
                                                                                                           -------------------
                                                                                                           -------------------

                           Telecommunications - 8.58%
             5,804         British Telecommunications PLC, Sponsored ADR                                              741,461
            44,950         Marconi PLC, Unsponsored ADR                                                               796,595
            41,720         Vodafone Airtouch PLC, Sponsored ADR                                                     1,707,913
                                                                                                           -------------------
                                                                                                           -------------------
                                                                                                                    3,245,969
                                                                                                           -------------------

     Total Investments (Cost-$29,376,070)                                               97.14%                 $   36,760,058
                                                                                                           -------------------
                                                                                                           -------------------

     Other Assets in Excess of Liabilities                                               2.86%                      1,081,234
                                                                                                           -------------------
                                                                                                           -------------------

     Total Net Assets                                                                  100.00%                    $37,841,292

                                                                                                           ===================
                                                                                                           ===================

     * Non-income producing securities.


     Summary of Abbreviations:
     ADR - American Depositary Receipt

     See accompanying notes to financial statements.














August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO

27

           Principal
            Amount                                                                                                  Value
       ------------------                                                                                     ------------------
       ------------------                                                                                     ------------------

                                U.S. GOVERNMENT NOTES - 43.22%

                                U.S. Treasury Notes - 13.34%
            $  1,087,310        3.375% due 1/15/07                                                                 $  1,047,895
               3,650,000        5.625% due 5/15/08                                                                    3,578,132
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      4,626,027
                                                                                                              ------------------
                                                                                                              ------------------

                                Federal Home Loan Mortgage Corporation - 9.42%
               2,500,000        5.125% due 10/15/08                                                                   2,226,950
                 188,640        Series 1822, Class C, 6.50% due 4/15/20                                                 187,636
                 314,156        Series 1980, Class C, 6.85% due 10/15/21                                                312,780
                 540,409        Series 1921, 7.25% due 4/15/24                                                          539,393
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      3,266,759
                                                                                                              ------------------
                                                                                                              ------------------

                                Federal National Mortgage Association - 20.46%
               6,000,000        6.00% due 5/15/08                                                                     5,684,040
               1,400,000        7.00% due 7/15/05                                                                     1,413,118
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      7,097,158
                                                                                                              ------------------
                                                                                                              ------------------


                                Total U.S. Government Notes (Cost-$14,986,847)                                       14,989,944
                                                                                                              ------------------
                                                                                                              ------------------


                                CORPORATE NOTES & BONDS - 53.70%

                                Automotive - 4.04%
               1,500,000        TRW, Incorporated, 6.05% due 1/15/05                                                  1,399,680
                                                                                                              ------------------
                                                                                                              ------------------

                                Broadcasting - 3.19%
               1,055,000        EZ Communications, 9.75% due 12/01/05                                                 1,107,982
                                                                                                              ------------------
                                                                                                              ------------------

                                Chemicals - 4.17%
               1,500,000        ICI Wilmington, 6.95% due 9/15/04                                                     1,447,410
                                                                                                              ------------------
                                                                                                              ------------------

                                Financial Services - 15.94%
                 425,000        Advanta Credit Card Master Trust II, Series 95-F, Class A1,
                                     6.05% due 8/01/03                                                                  424,201
               1,000,000        Associates Corporate North America, 6.625% due 6/15/05                                  967,170
                 350,000        Associates Corporate North America, 6.25% due 9/15/00                                   349,892
                 750,000        BHP Finance USA, 7.875% due 12/01/02                                                    756,562
                 409,059        Bellsouth Savings & Security ESOT, MTN, Series A,
                                     9.125% due 7/01/03                                                                 421,948
                 246,055        Bellsouth Savings & Security ESOT, MTN, Series A,
                                     9.125% due 7/01/03                                                                 258,822
               1,007,134        Collateralized Mortgage Securities Corporation, Series 1992-3, Class E,
                                     8.00% due 11/20/20                                                               1,005,553
                 200,000        Copelco Capital Funding Corporation, Series 1999-B, Class A3,
                                     6.61% due 12/18/02                                                                 199,400



           Principal
            Amount                                                                                                  Value
       ------------------                                                                                     ------------------

                                                 Financial Services (continued) - 15.94%

        $                       Delta Funding Home Equity Loan Trust, Series 1997-1, Class A2,
       45,517                         6.92% due 5/25/15                                                                 $45,294

                 250,000        Morgan Stanley, MTN, Series C, 5.75% due 2/15/01                                        248,373
                 158,956        National Auto Finance, Series 1996-1, Class A, 6.33% due 12/21/02                       157,750
                 650,000        Prime Credit Card Master Trust, Series 1996-1, Class A, 6.70%
                                      due 7/15/04                                                                       647,966
                  46,219        Residential Asset Securitization Trust, Series 1997-A10,
                                      Class A1, 7.25% due 12/25/27                                                       45,930
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      5,528,861
                                                                                                              ------------------
                                                                                                              ------------------

                                Healthcare Services - 3.46%
               1,200,000        Tenet Healthcare Corporation, 8.625% due 12/01/03                                     1,200,000
                                                                                                              ------------------
                                                                                                              ------------------

                                Insurance - 2.49%
                 825,000        Geico Corporation, 9.15% due 9/15/21                                                    863,098
                                                                                                              ------------------
                                                                                                              ------------------

                                Machinery - 0.29%
                 100,000        Ingersoll-Rand Company, 6.255% due 2/15/01                                               99,330
                                                                                                              ------------------
                                                                                                              ------------------

                                Metals/Mining - 3.29%
               1,200,000        Cyprus Minerals, Incorporated, 6.625% due 10/15/05                                    1,140,660
                                                                                                              ------------------
                                                                                                              ------------------

                                Multimedia - 2.92%
               1,000,000        Westinghouse Electric Corporation, 8.375% due 6/15/02                                 1,014,350
                                                                                                              ------------------
                                                                                                              ------------------

                                Oil/Gas - 0.80%
                 275,000        Amoco Canada Petro Company Limited, 7.25% due 12/01/02                                  277,142
                                                                                                              ------------------
                                                                                                              ------------------

                                Pharmaceuticals - 2.95%
               1,000,000        American Home Products, 7.90% due 2/15/05                                             1,023,560
                                                                                                              ------------------
                                                                                                              ------------------

                                Power/Utility - 2.43%
                 150,000        Public Service Electric & Gas, 7.875% due 11/01/01                                      150,867
                 700,000        Southern California Edison, 5.875% due 1/15/01                                          696,213
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                        847,080
                                                                                                              ------------------
                                                                                                              ------------------

                                Telecommunications -  0.55%
                 190,000        GTE Corporation, 9.375% due 12/01/00                                                    190,977
                                                                                                              ------------------
                                                                                                              ------------------

                                Transportation - 3.61%
               1,300,000        Union Pacific Corporation, 6.12% due 2/01/04                                          1,253,252
                                                                                                              ------------------
                                                                                                              ------------------

                                Waste Disposal - 3.56%
                 500,000        WMX Technologies, 6.70% due 5/01/01                                                     493,350
                 750,000        WMX Technologies, 7.125% due 6/15/01                                                    740,685
                                                                                                              ------------------
                                                                                                              ------------------
                                                                                                                      1,234,035
                                                                                                              ------------------
                                                                                                              ------------------





       Total Corporate Notes & Bonds (Cost-$19,098,193)                                                       $    18,627,417
                                                                                                              ------------------

       Total Investments (Cost-$34,085,040)                                                      96.92%       $    33,617,361
                                                                                                              ------------------
                                                                                                              ------------------

       Other Assets in Excess of Liabilities                                                      3.08%            1,067,234
                                                                                                              ------------------
                                                                                                              ------------------

       Total Net Assets                                                                         100.00%        $    34,684,595
                                                                                                              ==================
                                                                                                              ==================



       Summary of Abbreviations:
       MTN - Medium Term Note

       See accompanying notes to financial statements.





August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO



       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         SHORT TERM INVESTMENTS - 1.98%

                         TEXAS - 0.99%
                         Industrial
           $100,000      Grapevine, Texas Industrial Development Corporation

                               Revenue, Series A, 4.35% due 1/24/12                                              $100,000

                                                                                                          ----------------

                         WYOMING - 0.99%
                         Pollution Control
            100,000      Lincoln County, Wyoming Pollution Control Revenue,
                              Series B, 4.25% due 11/01/14                                                        100,000
                                                                                                          ----------------

                         Total Short-Term Investments (Cost - $200,000)                                           200,000
                                                                                                          ----------------

                         MUNICIPAL BONDS - 96.76%

                         ARIZONA - 4.34%
                         Water/Sewer
            500,000      Sedona Arizona Wastewater Municipal Property,
                               4.75% due 7/01/27
                                                                                                                  440,955
                                                                                                          ----------------
                                                                                                          ----------------

                         CALIFORNIA - 8.65%
                         Education - 3.05%
             50,000      California State Public Works Board Lease Revenue, Various
                               California State University Projects, 6.00% due 9/01/15                             54,185
            250,000      California State Public Works Board Lease Revenue, 5.375%
                                due 10/01/17                                                                      255,493
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  309,678
                                                                                                          ----------------
                                                                                                          ----------------
                         Housing - 3.65%
            375,000      California Housing Finance Agency Single Family Mortgage,
                              Series A, Class I,  5.30% due 8/01/18                                               370,541
                                                                                                          ----------------
                                                                                                          ----------------

                         Turnpike/Toll - 1.95%
            200,000      Foothill/Eastern Corridor Agency California Toll Road Revenue
                               Refunding, 5.75% due 1/15/40                                                       197,800
                                                                                                          ----------------
                                                                                                          ----------------

                         COLORADO - 1.55%
                         Health/Hospitals
            150,000      Denver, Colorado City & County Hospital, 6.00% due 10/01/15                              156,858
                                                                                                          ----------------
                                                                                                          ----------------

                         FLORIDA - 0.36%
                         Education
             35,000      Dade County, Florida School Board, Series A, 5.75% due 5/01/12                            36,892
                                                                                                          ----------------
                                                                                                          ----------------

                         GEORGIA - 7.51%
                         Airport - 3.08%
            305,000      Atlanta, Georgia Airport Facilities Revenue, 6.25% due 1/01/21                           312,933
                                                                                                          ----------------
                                                                                                          ----------------


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         Education - 2.16%
           $215,000      Jackson County, Georgia School District, 6.00% due 7/01/14                              $230,557

                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 2.21%
            200,000      Georgia State, Series B, 6.250% due 4/01/07                                              219,504
                                                                                                          ----------------
                                                                                                          ----------------

                         HAWAII - 4.51%
                         General Obligation
            505,000      Hawaii State, Series CR, 4.75% due 4/01/18                                               457,873
                                                                                                          ----------------
                                                                                                          ----------------

                         ILLINOIS - 4.54%
                         Health/Hospitals
            500,000      Illinois Health Facilities Authority Northwestern Medical Facility
                               Foundation, 5.00% due 11/15/18                                                     460,625
                                                                                                          ----------------

                         IOWA - 0.52%
                         Water/Sewer
             50,000      West Des Moines, Iowa Water Revenue, 6.80% due 12/01/13                                   52,592
                                                                                                          ----------------
                                                                                                          ----------------

                         KENTUCKY - 1.01%
                         Turnpike/Toll
            100,000      Kentucky State Turnpike Authority Economic Development,
                               5.625% due 7/01/15                                                                 102,064
                                                                                                          ----------------
                                                                                                          ----------------

                         LOUISIANA - 1.54%
                         General Obligation
            150,000      New Orleans, Louisiana, 6.125% due 10/01/16                                              156,435
                                                                                                          ----------------
                                                                                                          ----------------

                         MARYLAND - 3.11%
                         Resource Recovery
            300,000      Maryland State Energy Financing Administration Solid Waste
                              Disposal Revenue, 6.30% due 12/01/10                                                315,510
                                                                                                          ----------------
                                                                                                          ----------------

                         MISSOURI - 0.36%
                         Housing
             35,000      Missouri State Housing Development Commission GNMA Backed,
                               Series C, 6.90% due 7/01/18                                                         36,166
                                                                                                          ----------------
                                                                                                          ----------------

                         NEBRASKA - 0.41%
                         Power/Utility
             40,000      Omaha, Nebraska Public Power Distribution, 5.50% due 2/01/14                              41,460
                                                                                                          ----------------
                                                                                                          ----------------

                         NEVADA - 1.52%
                         Housing
            150,000      Nevada Housing Division, Single Family, Series A,
                                6.15% due 4/01/17                                                                 153,897
                                                                                                          ----------------
                                                                                                          ----------------



       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                         NEW YORK - 9.64%
                         Education - 1.32%
         $  125,000      New York State Dormitory Authority City University, 5.75%
                              due 7/01/09                                                                        $133,924

                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 7.15%
            200,000      New York, New York, Series A, 6.50% due 7/15/06                                          219,670
            500,000      New York, New York, Series E, 5.25% due 2/01/12                                          506,275
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  725,945
                                                                                                          ----------------
                                                                                                          ----------------

                         Housing - 0.76%
             75,000      New York State Mortgage Agency, Series 54, 6.10% due 10/01/15                             77,577
                                                                                                          ----------------
                                                                                                          ----------------

                         Pollution Control - 0.41%
             40,000      New York State Environmental Facilities Corporation Pollution
                              Control, 5.875% due 6/15/14                                                          41,737
                                                                                                          ----------------
                                                                                                          ----------------

                         NORTH DAKOTA - 6.00%
                         Housing
            250,000      North Dakota State Housing Finance Agency, Series A, 5.25% due 7/01/18                   228,595
            390,000      North Dakota State Housing Finance Agency, Series C, 5.50% due 7/01/18                   380,028
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  608,623
                                                                                                          ----------------
                                                                                                          ----------------

                         OHIO - 5.20%
                         General Obligation - 4.64%
            500,000      Akron, Ohio, 5.00% due 12/01/18                                                          470,840
                                                                                                          ----------------
                                                                                                          ----------------

                         Health/Hospitals - 0.56%
             50,000      Lorain County, Ohio Hospital Medical Center, 7.75% due 11/01/13                           56,963
                                                                                                          ----------------
                                                                                                          ----------------

                         PENNSYLVANIA - 4.24%
                         General Obligation - 2.97%
            300,000      Pennsylvania State, Second Series, 5.00% due 11/15/12                                    300,978
                                                                                                          ----------------
                                                                                                          ----------------

                         Tax Allocation - 0.75%
             75,000      Philadelphia, Pennsylvania Municipal Authority, Series A, 5.625%
                              due 11/15/14                                                                         76,396
                                                                                                          ----------------
                                                                                                          ----------------

                         Water/Sewer - 0.52%
             50,000      Pittsburgh, Pennsylvania Water & Sewer Authority, Series B, 5.60%
                               due 9/01/15                                                                         52,553
                                                                                                          ----------------
                                                                                                          ----------------

                         PUERTO RICO - 0.68%
                         Power/Utility
             65,000      Puerto Rico Electric Power Authority, 6.00% due 7/01/15                                   68,873
                                                                                                          ----------------


       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------
                                                                                                          ----------------

                         SOUTH CAROLINA - 6.94%
                         Health/Hospitals - 2.35%
         $  250,000      Spartanburg County, South Carolina Health Services, Series B, 5.125%
                               due 4/15/17                                                                       $238,545

                                                                                                          ----------------
                                                                                                          ----------------

                         Power/Utility - 4.52%
            500,000      Piedmont Municipal Power Agency South Carolina Electric Revenue,
                                Series A, 5.00% due 1/01/18                                                       465,905
                                                                                                          ----------------
                                                                                                          ----------------

                         TEXAS - 5.78%
                         Education - 2.27%
            250,000      Houston,Texas Independent School District, Series A, 5.00% due 2/15/24                   230,235
                                                                                                          ----------------
                                                                                                          ----------------

                         General Obligation - 1.00%
             75,000      Houston,Texas, Series C, 5.25% due 4/01/14                                                74,924
             25,000      San Antonio,Texas Certificates of Obligation, 6.625% due 8/01/14                          26,933
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  101,857
                                                                                                          ----------------

                         Housing - 2.01%
            200,000      Texas State Veterans Housing Assistance Program, Series B, 5.75%
                               due 12/01/13                                                                       204,150
                                                                                                          ----------------

                         Power/Utility - 0.50%
             50,000      Brazos River Authority Texas Revenue, 5.800% due 8/01/15                                  50,451
                                                                                                          ----------------
                                                                                                          ----------------

                         UTAH - 3.62%
                         General Obligation
            400,000      Clearfield County, Utah, 5.00% due 2/01/23                                               367,636
                                                                                                          ----------------
                                                                                                          ----------------

                         WASHINGTON - 2.88%
                         Education - 2.52%
            250,000      Spokane County, Washington School District No. 356, Series A,
                                 5.45% due 6/01/13                                                                255,395
                                                                                                          ----------------
                                                                                                          ----------------

                         Power/Utility - 0.36%
             35,000      Seattle, Washington Light & Power, Series A, 5.75% due 8/01/11                            36,047
                                                                                                          ----------------

                         WASHINGTON D.C. - 2.11%
                         Public Facilities
            250,000      Washington DC Convention Center Authority Dedicated Tax
                               Revenue Senior Lien, 4.75% due 10/01/28                                            214,125
                                                                                                          ----------------
                                                                                                          ----------------

                         WISCONSIN - 9.49%
                         Education - 6.49%
            400,000      Wisconsin State Health & Educational Facilities Authority, Series A,
                               5.250% due 8/15/19                                                                 380,624
            300,000      Wisconsin State Health & Educational Facilities, 5.25% due 8/15/27                       278,172
                                                                                                          ----------------
                                                                                                          ----------------
                                                                                                                  658,796
                                                                                                          ----------------
                                                                                                          ----------------

       Principal
         Amount                                                                                                Value
     ---------------                                                                                      ----------------

                                       WISCONSIN (continued) - 9.49%

                         Housing - 3.00%
           $300,000      Wisconsin Housing & Economic Development Home Ownership,
                         6.20% due 3/01/27                                                                 $304,149

                                                                                                          ----------------


                         WYOMING - 0.25%
                         Housing
             25,000      Wyoming Community Development Authority Housing, 6.65%
                              due 12/01/06                                                                         25,586
                                                                                                          ----------------
                                                                                                          ----------------



     Total Municipal Bonds (Cost-$9,963,854)                                                                   $9,819,756

                                                                                                          ----------------

     Total Investments (Cost-$10,163,854)                                                98.71%               $10,019,756

                                                                                                          ----------------
                                                                                                          ----------------

     Other Assets in Excess of Liabilities                                                1.29%                   131,061
                                                                                                          ----------------
                                                                                                          ----------------

     Total Net Assets                                                                   100.00%               $10,150,817

                                                                                                          ================
                                                                                                          ================



     See accompanying notes to financial statements.








August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO



        Principal
          Amount                                                                                               Value
     -----------------                                                                                    ----------------
     -----------------                                                                                    ----------------
                            U.S. GOVERNMENT NOTES - 100.01%

                            Federal Farm Credit Bank Discount Notes - 7.50%
         $  1,675,000       6.52% due 9/05/00                                                                  $1,673,787

            1,072,000       6.36% due 10/13/00                                                                  1,064,046
                                                                                                          ----------------
                            Total Federal Farm Credit Bank Discount Notes (Cost-$2,737,833)
                                                                                                                2,737,833
                                                                                                          ----------------
                                                                                                          ----------------


                            Federal Home Loan Bank - 3.16%
            1,183,000       6.40% due 1/10/01                                                                   1,155,449
                                                                                                          ----------------
                            Total Federal Home Loan Bank (Cost-$1,155,449)
                                                                                                                1,155,449
                                                                                                          ----------------


                            Federal Home Loan Bank Discount Notes - 14.10%
              128,000       6.10% due 9/15/00                                                                     127,696
              462,000       6.43% due 10/04/00                                                                    459,277
            2,500,000       6.39% due 11/15/00                                                                  2,466,719
              870,000       6.44% due 11/20/00                                                                    857,549
            1,274,000       6.40% due 2/07/01                                                                   1,237,988
                            Total Federal Home Loan Bank Discount Notes
                                                                                                          ----------------
                            (Cost-$5,149,229)                                                                   5,149,229
                                                                                                          ----------------

                            Federal Home Loan Mortgage Discount Notes - 36.92%
               30,000       6.40% due 9/12/00                                                                      29,941
            2,500,000       6.445% due 9/14/00                                                                  2,494,182
            2,415,000       6.39% due 9/19/00                                                                   2,407,284
               25,000       6.46% due 9/19/00                                                                      24,919
              507,000       6.41% due 10/03/00                                                                    504,111
               45,000       6.39% due 10/12/00                                                                     44,673
               34,000       6.42% due 10/12/00                                                                     33,751
            5,000,000       6.44% due 10/19/00                                                                  4,957,067
            1,004,000       6.435% due 10/24/00                                                                   994,488
            1,734,000       6.38% due 11/09/00                                                                  1,712,796
              290,000       6.45% due 1/04/01                                                                     283,505
                            Total Federal Home Loan Mortgage Discount Notes
                                                                                                          ----------------
                                                                                                          ----------------
                            (Cost-$13,486,717)                                                                 13,486,717
                                                                                                          ----------------
                                                                                                          ----------------

                            Federal Home Loan Mortgage Medium-Term Notes - 2.74%
            1,000,000       6.86% due 7/24/01                                                                   1,000,134
                                                                                                          ----------------
                            Total Federal Home Loan Mortgage Medium-Term Notes
                            (Cost-$1,000,134)
                                                                                                                1,000,134
                                                                                                          ----------------

                            Federal National Mortgage Association Discount Notes - 32.88%
              155,000       6.53% due 9/12/00                                                                     154,691
            1,415,000       6.13% due 9/21/00                                                                   1,410,181
              556,000       6.48% due 9/21/00                                                                     553,999
              472,000       6.41% due 9/25/00                                                                     469,983
               46,000       6.17% due 9/28/00                                                                      45,787
            3,000,000       6.15% due 10/06/00                                                                  2,982,063




        Principal
          Amount                                                                                           Value
     -----------------                                                                                -----------------

              $39,000       6.42% due 10/19/00                                                                 $38,666

              523,000       6.43% due 11/02/00                                                                 517,208
               97,000       6.38% due 11/09/00                                                                  95,814
               80,000       6.38% due 11/22/00                                                                  78,838
            2,638,000       6.49% due 12/14/00                                                               2,588,540
            2,443,000       6.44% due 1/04/01                                                                2,388,372
              700,000       6.47% due 1/04/01                                                                  684,274
                                                                                                      -----------------
                            Total Federal National Mortgage Association Discount Notes
                            (Cost-$12,008,416)                                                              12,008,416
                                                                                                      -----------------

                            Federal National Mortgage Association Medium-Term               Notes
                            - 2.72%
            1,000,000       6.00% due 7/17/01                                                                  992,779
                                                                                                      -----------------
                            Total Federal National Mortgage Association Medium-Term Notes
                            (Cost-$992,779)
                                                                                                               992,779
                                                                                                      -----------------

     Total Investments (Cost-$36,530,557)                                                   100.01%       $ 36,530,557
                                                                                                      -----------------
                                                                                                      -----------------

     Liabilities in Excess of Other Assets                                                  (0.01%)            (5,046)
                                                                                                      -----------------
                                                                                                      -----------------

     Total Net Assets                                                                       100.00%       $ 36,525,511
                                                                                                      =================
                                                                                                      =================



     See accompanying notes to financial statements.





                                                     30
 August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                                U.S.
                                          Large          Large                                                            Government
                                     Capitalization Capitalization   Small     International   Investment   Municipal   Money Market
                                          Value         Growth     Capitalization    Equity    Quality Bond   Bond
                                       Portfolio      Portfolio     Portfolio      Portfolio   Portfolio    Portfolio      Portfolio
                                       -------------- --------------  -------------- -------------- --------------- ----------------
Assets
   Investments, (including repurchase
   Agreements of $0, $0, $216,000,
$0, $0,
     $0, $0, respectively; note 1f),
at value cost-
   $76,690,460; $84,693,723;
$44,160,735;
   $29,376,070; $34,085,040;
$10,163,854;
   $36,530,557, respectively; note     $79,440,115  $149,224,036   $50,390,699   $36,760,058   $33,617,361  $10,019,756  $36,530,557
1a)
 Cash                                        1,861     1,125,928           103     1,459,242       555,180       27,749          647
  Receivable for shares of beneficial
    interest sold                          135,732       153,826        86,352        93,461        58,114            -      114,282
  Receivable for investments sold        1,056,548     1,975,670             -             -             -            -            -
  Interest receivable                                          -            21                     544,585      126,396       14,384
                                             -                                             -
  Dividends receivable                     136,459        48,826        49,610        84,402             -            -            -
  Foreign taxes receivable                       -             -             -        42,925             -            -            -

  Prepaid expenses and other assets        103,099       110,783        14,199        25,055        16,009       23,259       21,246
                                    -------------- -------------  ------------ ------------- ------------- ------------ ------------
       Total Assets                     80,873,814   152,639,069    50,540,984    38,465,143    34,791,249   10,197,160   36,681,116
                                    -------------- -------------  ------------ ------------- ------------ ------------- ------------

Liabilities
  Payable to manager                        43,538        81,341        26,718        23,889        16,078        4,687       14,726
  Administration fee payable                 5,635        10,527         3,458         2,679         2,459          717        2,608
  Payable for shares of beneficial
    interest redeemed                       76,453       129,416        33,953       597,283        43,352        2,779       96,850
  Payable for investments purchased        442,934             -             -             -             -            -            -
  Other payables and accrued                     -             -        72,988             -        44,765       38,160       41,421
expenses
                                       ------------ ------------  ------------ ------------- ------------- ------------ ------------
       Total Liabilities                   568,560       221,284       137,117       623,851       106,654       46,343      155,605
                                       ------------ ------------  ------------ ------------- ------------- ------------ ------------

Net Assets
  Shares of beneficial interest at          43,423        45,406        39,083        24,195         35,053      10,061      146,595
par value
  Paid-in-surplus                       76,657,818    74,651,042    41,880,483    27,425,302     35,791,650  10,387,672   36,383,975
  Accumulated undistributed net
investment
    income (loss)                          284,335         1,896         1,897                        1,895       2,044        1,895
                                                                                       1,896
  Accumulated net realized gain
(loss) on
    investments and foreign
currency                                   570,024    13,189,127     2,252,440     3,005,911      (676,325)   (104,862)      (6,954)
    transactions
  Net unrealized appreciation
(depreciation)
    on investments                       2,749,654    64,530,314     6,229,964     7,383,988      (467,678)   (144,098)            -
                                       ----------- -------------  ------------ ------------- -------------- ----------- ------------
       Total Net Assets                $80,305,254  $152,417,785   $50,403,867   $37,841,292    $34,684,595 $10,150,817  $36,525,511
                                       =========== =============  ============ ============= ============== =========== ============

Net Asset Value per Share
   Class I
   Net Assets                          $75,515,957  $142,599,440   $48,274,236   $35,886,989    $33,199,269 $10,020,920  $35,605,634
   Shares of beneficial interest         4,080,115     4,243,228     3,740,950     2,292,485      3,355,131     993,229   35,612,473
outstanding
                                       ----------- -------------  ------------ ------------- -------------- ----------- ------------
   Net asset value and offering
price per                                   $18.51        $33.61        $12.90        $15.65          $9.90      $10.09        $1.00
    Share                              =========== =============  ============= ============ ============== =========== ============


Net Asset Value per Share
   Class B
   Net Assets                           $1,280,094    $2,801,416      $436,283      $420,178       $124,746     $16,255     $114,801
   Shares of beneficial interest            70,126        84,909        34,350        27,268         12,618       1,610      114,813
outstanding
                                      ------------ ------------- ------------- ------------- --------------  ---------- ------------
   Net asset value and offering
price per                                   $18.25        $32.99        $12.70        $15.41         $9.89       $10.10        $1.00
     Share
                                      ============ ============= ============= ============= =============  =========== ============

Net Asset Value per Share
   Class C
   Net Assets                           $3,509,203    $7,016,929    $1,693,348    $1,534,125    $1,360,580     $113,642     $805,076
   Shares of beneficial interest           192,082       212,329       133,010        99,641       137,417       11,264      805,178
outstanding
                                      ------------ ------------- ------------- ------------- -------------  ----------- ------------
   Net asset value and offering
price per                                   $18.27        $33.05        $12.73        $15.40         $9.90       $10.09        $1.00
     Share
                                      ============ ============= ============= ============= =============  =========== ============

See accompanying notes to financial statements.




                                                    31

 Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                    39




                                                                                                                                U.S.
                                   Large           Large                                           Investment             Government
                               Capitalization  Capitalization        Small       International       Quality     Municipal     Money
                                   Value           Growth        Capitalization     Equity            Bond         Bond       Market
                                 Portfolio       Portfolio         Portfolio       Portfolio        Portfolio   Portfolio  Portfolio
                               --------------   ---------------   --------------- --------------   ------------ ---------  ---------
Investment Income
  Dividends                       $1,095,382 (1)    $685,039 (1)      $314,471       $375,945 (1)            -         -           -
  Interest                           254,542          70,786            77,426                       2,489,577   574,391   2,618,245
                                                                                        -
                               --------------   ---------------   --------------- --------------   ------------- -------- ----------
    Total investment income        1,349,924         755,825           391,897        375,945        2,489,577   574,391   2,618,245
                               --------------   ---------------   --------------- --------------   ------------- -------- ----------


Operating Expenses
 Management fees (notes 2a,          518,744         914,413           289,146        273,245          208,358      56,188   212,646
2e)
 Administration fees (note            51,240          80,520            25,620         18,300           29,280       9,150    36,600
2c)
 Transfer and dividend
disbursing                            91,500         128,100            54,900         49,410           69,540      18,300    73,200
 agent fees
 Custodian fees (note 2a)             52,717          72,372           103,011         62,485           59,838      60,561    55,003
 Registration fees                    30,671          24,024            24,346         20,858           21,557      18,439    27,219
 Professional  fees                   32,691          34,521            29,031         23,541           24,639      18,051    27,201
 Reports and notices to
  shareholders                        10,980          23,878            13,220          5,054           10,980           -    13,216
 Trustees' fees                        3,660          18,651            10,076          1,504            7,635       1,504    10,076
 Distribution & service fees
   (note 2d)
     Class B                           4,917           9,422             1,773          1,763              921         113     1,018
     Class C                          28,222          51,742            11,681          8,493            9,312         736     8,119
 Miscellaneous                         8,015           6,086             4,059          4,556            3,143         732     7,325
                               --------------   ---------------   --------------- --------------   -------------- ------------ -----
   Total operating expenses          833,357       1,363,729           566,863        469,209          445,203      83,774   471,623
     Less: Management fees
waived
        and/or expenses                    -        (10,487)          (11,138)              -                -     (58,261)        -
assumed
        (note 2a)
          Expense offset
          arrangement (note          (1,477)        (55,902)             (531)       (58,825)         (15,918)      (2,001)    (103)
2a)
                               --------------   ---------------   --------------- --------------   -------------- --------- --------
     Net operating expenses          831,880       1,297,340           555,194        410,384          429,285      123,512  471,520
                               --------------   ---------------   --------------- --------------   -------------- --------- --------

     Net investment income           518,044       (541,515)         (163,297)       (34,439)        2,060,292     450,879 2,146,725
(loss)
                               --------------   ---------------   --------------- --------------   -------------- -------- ---------

Realized and Unrealized
Gain(Loss) on Investments-Net
 Net realized gain (loss)
on                                 3,958,562      13,895,002         3,281,321      3,040,350        (651,960)    (104,862)  (4,591)
  securities

 Net change in unrealized
   Appreciation
  (depreciation) on              (4,982,517)      24,523,425         8,442,326      3,434,380          614,883      200,242        -
investments
                               --------------   ---------------   --------------- --------------   -------------- ---------- -------

 Net realized gain (loss)
and change in unrealized
appreciation
(depreciation) on investments    (1,023,955)      38,418,427        11,723,647      6,474,730         (37,077)      95,380   (4,591)

  Net increase (decrease) in
net                                (505,911)     $37,876,912       $11,560,350     $6,440,291       $2,023,215   $546,259 $2,142,134
   assets resulting from
operations
                               ==============   ===============   =============== ==============   ============ ========== =========

(1) Net of foreign withholding taxes of $10,145, $90 and $62,763 for Large Capitalization Value, Large Capitalization Growth
and International Equity,  respectively.

See accompanying notes to financial statements.






Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



                                        -------------------------------  ------------------------------  ---------------------------
                                            Large Capitalization Value      Large Capitalization Growth       Small Capitalization
                                                    Portfolio                        Portfolio                     Portfolio
                                        -------------------------------  ------------------------------  ---------------------------

                                         Year Ended      Year Ended      Year Ended     Year Ended    Year Ended      Year Ended
                                      August 31, 2000  August 31,1999  August 31, 2000 August 31,1999 August 31, 2000 August 31,1999
Operations
  Net investment income (loss)                $518,044      $551,397       ($541,515)    ($382,898)        ($163,297)     ($196,421)
  Net realized gain (loss) on                3,958,562     3,911,254       13,895,002     7,636,240         3,281,321        538,422
investments
  Net change in unrealized appreciation
      (depreciation) on investments        (4,982,517)     4,723,895       24,523,425    30,990,758         8,442,326      8,450,520
                                       ---------------  --------------  ---------------- -------------  ------------- --------------
    Net increase (decrease) in net
assets
      resulting from operations              (505,911)     9,186,546       37,876,912    38,244,100        11,560,350      8,792,521
                                       ---------------  --------------  ---------------- -------------  ------------- --------------

Dividends and Distributions to
Shareholders
  Net investment income
     Class I                                 (658,178)     (238,346)               -             -                  -              -
     Class B                                   (2,492)             -               -             -                  -              -
     Class C                                  (20,810)             -               -             -                  -              -
  Net realized gain
     Class I                               (7,097,607)   (2,604,268)     (7,263,382)   (1,644,127)          (477,007)    (6,885,615)
     Class B                                  (26,868)             -        (21,967)             -            (1,052)              -
     Class C                                 (224,407)             -       (232,902)             -           (10,630)              -
    Total dividends and distributions
      to shareholders                      (8,030,362)   (2,842,614)      7,518,251)   (1,644,127)          (488,689)    (6,885,615)
                                          ------------  ------------  -------------- -------------  ----------------- --------------

Share Transactions of
Beneficial Interest
  Net proceeds from shares sold
     Class I                                27,751,163    43,516,472      49,262,429    50,917,991         10,645,993     15,232,180
     Class B                                 1,144,739       180,079       2,491,683       206,626            330,613         76,827
     Class C                                 3,704,069     1,173,280       6,128,643     2,225,861          1,681,162        246,405
  Reinvestment of dividends and
distributions
     Class I                                 7,680,907     2,808,762       7,192,591     1,626,717            474,540      6,833,808
     Class B                                    27,162             -          20,096             -              1,005              -
     Class C                                   238,806             -         225,959             -             10,629              -
  Cost of shares redeemed
     Class I                              (30,085,894)  (16,842,950)    (58,690,995)  (40,089,419)       (11,731,700)    (8,991,933)
     Class B                                  (45,282)             -       (125,520)          (11)           (15,240)              -
     Class C                               (1,367,705)      (26,750)     (2,443,898)      (26,409)          (597,010)        (6,695)
    Net increase in net assets from
share
      transactions of beneficial             9,047,965    30,808,893       4,060,988    14,861,356            799,992     13,390,592
interest
                                          -------------  -----------  -------------- -------------  ----------------- --------------

        Total increase (decrease) in           511,692    37,152,825      34,419,649    51,461,329         11,871,653     15,297,498
net assets

Net Assets
  Beginning of period                       79,793,562    42,640,737     117,998,136    66,536,807         38,532,214     23,234,716
                                          ------------  ------------  -------------- -------------  ----------------- --------------
  End of period (including
undistributed
    (overdistributed) net investment
income
    of $284,335, $240,241; $1,896,
    $1,896; $1,897, $1,896; $1,896,
    $117,534; $1,895, $1,896; $2,044,
    $1,896; $1,895, and $1,895,
   respectively)                          $80,305,254    $79,793,562     $152,417,785  $117,998,136      $50,403,867     $38,532,214
                                          ===========  ==============  ==============  =============     ===========    ============

See accompanying notes to financial statements.






Year Ended August 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------   --------------------------------  ------------------------------   -----------------------------
 International Equity Portfolio         Investment Quality Bond               Municipal Bond            U.S. Government Money Market
                                               Portfolio                         Portfolio                       Portfolio
---------------------------------   --------------------------------  ------------------------------   -----------------------------



   Year Ended       Year Ended        Year Ended       Year Ended       Year Ended      Year Ended       Year Ended      Year Ended
August 31, 2000   August 31,1999    August 31, 2000  August 31,1999     August 31,    August 31,1999     August 31,   August 31,1999
                                                                           2000                             2000
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ------------- -------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ------------- -------------

       ($34,439)        $238,631         $2,060,292      $1,952,674         $450,879         $430,743     $2,146,725      $1,821,251
       3,040,350         703,979          (651,960)          94,374        (104,862)           78,058        (4,591)           (138)

       3,434,380       3,788,888            614,883     (1,593,458)          200,242        (807,644)
                                                                                                               -               -
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------

       6,440,291       4,731,498          2,023,215         453,590          546,259        (298,843)      2,142,134       1,821,113
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------




       (178,106)       (173,213)        (2,012,045)     (1,950,367)        (448,029)        (430,382)    (2,109,276)     (1,819,600)
           (520)               -            (4,312)           (159)            (382)             (24)        (4,138)           (142)
         (2,430)               -           (43,936)         (2,186)          (2,471)            (186)       (33,311)         (1,510)

       (426,623)               -                  -       (225,023)         (62,225)         (43,266)              -               -
         (1,245)               -                  -               -             (48)                -              -               -
         (5,821)               -                  -               -            (365)                -              -               -

       (614,745)       (173,213)        (2,060,293)     (2,177,735)        (513,520)        (473,858)    (2,146,725)     (1,821,252)
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------




      14,990,360      13,305,963         11,618,769      23,031,923        1,689,751        5,637,079     61,134,769      50,062,160
         346,653          65,536             70,053          64,322           26,343            8,604        115,647          70,317
       1,378,461         365,497          1,379,097         293,323           73,956           46,798      2,236,416         350,624

         600,053         171,246          1,946,877       2,128,885          502,497          468,341      2,059,138       1,777,737
           1,763               -              4,164             177              399               29          3,944             153
           8,249               -             40,569           2,239            2,841              182         36,026           1,522

    (14,230,516)     (8,226,685)       (21,390,237)    (18,093,662)      (3,757,336)      (3,571,865)   (75,942,131)    (41,973,797)
         (5,745)               -           (14,110)            (49)         (18,707)                -       (75,248)               -
       (263,327)        (16,947)          (351,854)         (8,367)          (3,805)          (8,296)    (1,762,722)        (56,687)

       2,825,951       5,664,610        (6,696,672)       7,418,791      (1,484,061)        2,580,872   (12,194,161)      10,232,029
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------

       8,651,497      10,222,895        (6,733,750)       5,694,646      (1,451,322)        1,808,171   (12,198,752)      10,231,890


      29,189,795      18,966,900         41,418,345      35,723,699       11,602,139        9,793,968     48,724,263      38,492,373
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------
----------------- ---------------   ---------------- ---------------  --------------- ----------------   ----------- ---------------





     $37,841,292     $29,189,795        $34,684,595     $41,418,345      $10,150,817      $11,602,139    $36,525,511     $48,724,263
================= ===============   ================ ===============  =============== ================   =========== ===============
================= ===============   ================ ===============  =============== ================   =========== ===============





Year Ended August 31, 2000
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the U.S. Government Money Market Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio and the International Equity Portfolio. Saratoga Capital Management
(the  "Manager")  serves as the  Trusts'  manager.  Each of the  Portfolios  are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as
Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors (formerly Quest for Value Advisors): Municipal Bond and Large Capitalization Value; Fox Asset Management Inc.: Investment Quality Bond; Harris Bretall Sullivan and Smith, Inc.: Large Capitalization Growth; Thorsell, Parker Partners, Inc.: Small Capitalization; Sterling Capital Management Co.: U.S. Government Money Market and Friend Ivory & Sime plc: International Equity. Funds Distributor, Inc. (the "Administrator") provides the Trust with administrative services. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor. On August 19, 1994, U.S. Government Money Market issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust. Currently, each portfolio offers Class I, Class B and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. The following is a summary of significant accounting policies consistently followed by each Portfolio:
     (a) Valuation of Investments Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.
       (b) Federal Income Tax

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders; accordingly, no Federal income tax provision is required.
       (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. (d) Dividends and Distributions

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:
                                                     Income
                                                   Dividends   Capital Gains
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually
             * paid monthly

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

       (e) Allocation of Expenses

     Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.
       (f) Repurchase Agreements

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is Maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default of the obligation to repurchase, theTrust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
       (g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by the Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; .55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

     For the year ended August 31, 2000, the Manager voluntarily waived $10,487; $11,138 and $58,261 for Large Capitalization Growth, Small Capitalization and Municipal Bond, respectively.

     The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.
     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.
     (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the year ended August 31, 2000 was $337,000 (exclusive of out of pocket administration fees) for the Trust.
     (d) The Portfolios have adopted a Plan of Distribution (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.
     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the 'Expense Agreement') effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an 'Expense Cap'). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For year ended August 31, 2000, reimbursement payments were made by the following Portfolios to the Manager under the terms of the Expense Agreement: $5,648, $1,276, $4,904, $936 and $9,358 for the Large Capitalization Value, Large Capitalization Growth, International Equity, Investment Quality Bond and Money Market Portfolios respectively.

3.    PURCHASES AND SALES OF SECURITIES

     For the year ended August 31, 2000 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   Purchases       Sales
                                                  ----------------------------
                    Large Capitalization Value     $76,560,587    $67,246,878
                    Large Capitalization Growth     45,598,087     50,294,174
                    Small Capitalization            25,854,103     25,081,047
                    International Equity            18,198,803     15,640,501
                    Investment Quality Bond         18,299,745     24,226,070
                    Municipal Bond                   1,187,030      1,779,054

4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

     At  August  31,  2000,   the   composition   of   unrealized   appreciation
(depreciation) of investment securities were as follows:

                                       Appreciation (Depreciation)     Net
                                       -----------------------------------------
          Large Capitalization Value      $7,518,044   ($4,768,390)   $2,749,654
          Large Capitalization Growth     67,895,581    (3,365,267)   64,530,314
          Small Capitalization            14,047,812    (7,817,848)    6,229,964
          International Equity             8,868,964    (1,484,976)    7,383,988
          Investment Quality Bond            176,941      (644,619)    (467,678)
          Municipal Bond                     155,431      (299,529)    (144,098)

     For U.S. federal income tax, the cost of securities owned at August 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:
                                 Year Ended                     Year Ended
                               August 31, 2000                  August 31,
                                                                    1999
                              ----------------               ---------------
Large Capitalization Value
   Issued                            1,485,531                     2,133,762
   Redeemed                        (1,635,250)                     (815,931)
   Reinvested from                     417,431                       144,855
   Dividends
                              ----------------               ---------------
Net Increase in                       267,712                      1,462,686
Shares
                              ----------------               ---------------

Large Capitalization Growth
   Issued                      1,603,517                           2,054,585
   Redeemed                  (1,884,166)                          (1,573,032)
   Reinvested from               239,432                              71,851
   Dividends
                              ----------------               ---------------
   Net Increase                 (41,217)                             553,404
  (Decrease) in Shares        ----------------               ---------------

Small Capitalization
   Issued                        956,978                           1,541,540
   Redeemed                  (1,050,321)                           (919,820)
   Reinvested from                51,025                             795,518
                              ----------------               ---------------
   Net Increase                 (42,318)                           1,417,238
   (Decrease) in Shares       ----------------               ---------------

International Equity
   Issued                        984,558                           1,115,375
   Redeemed                    (911,588)                            (686,830)
   Reinvested from                38,445                              14,969
   Dividends
                              ----------------               ---------------
   Net Increase in               111,415                             443,514
   Shares
                              ----------------               ---------------

Investment Quality Bond
   Issued                      1,182,384                           2,250,732
   Redeemed                  (2,181,650)                         (1,776,225)
   Reinvested from               198,420                             209,194
   Dividends
                              ----------------               ---------------
   Net Increase                (800,846)                             683,701
   (Decrease) in Shares
                              ----------------               ---------------

Municipal Bond
   Issued                        174,483                             534,305
   Redeemed                    (388,444)                           (336,987)
   Reinvested from                51,614                              44,442
   Dividends
                              ----------------               ---------------
   Net Increase                (162,347)                             241,760
   (Decrease) in Shares
                              ----------------               ---------------

U.S. Government Money Market
   Issued                     61,134,768                          50,062,160
   Redeemed                 (75,942,131)                        (41,973,797)
   Reinvested from             2,059,138                           1,777,737
   Dividends
                              ----------------               ---------------
   Net Increase             (12,748,225)                           9,866,100
   (Decrease) in Shares
                              ----------------               ---------------

     Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                             Class B                        Class C
                  Year Ended       Period from     Year Ended       Period from
                                      1/4/99*                          1/4/99*
                August 31, 2000     to 8/31/99    August 31, 2000     to 8/31/99
            -----------------------------------   ------------------------------
Large Capitalization Value
 Issued            62,862              8,367           198,592            56,675
 Redeemed        ( 2,590)                 -           (75,030)           (1,212)
 Reinvested
 Dividends          1,488                 -             13,057                 -
                 --------            -------         ---------          --------
 Net Increase      61,760              8,367           136,619            55,463
 in Shares       --------            -------         ---------          --------
Large Capitalization Growth
 Issued            80,730              7,611           205,339            83,457
 Redeemed        ( 4,109)                 -           (83,088)            ( 980)
 Reinvested
 Dividends            677                 -             7,600                 -
                 --------            -------         ---------          --------
 Net Increase      77,298              7,611           129,851            82,477
 in Shares       --------            -------         ---------          --------


Small Capitalization
 Issued            28,225              7,276           155,407            24,889
 Redeemed        ( 1,260)                 -           (47,707)            ( 729)
 Reinvested
 Dividends            109                 -              1,150                 -
                 --------            -------         ---------          --------
 Net Increase      27,074              7,276           108,850            24,160
 in Shares       --------            -------         ---------          --------

International Equity
 Issued            22,417              5,159            89,771            30,308
 Redeemed           (421)                 -           (19,572)           (1,399)
 Reinvested
 Dividends            114                 -                533                 -
                 --------            -------         ---------          --------
 Net Increase      22,110              5,159            70,732            28,909
 in Shares       --------            -------         ---------          --------


Investment Quality Bond
 Issued             7,153              6,465           140,415            29,380
 Redeemed          (1,438)               (5)          (35,898)             (843)
 Reinvested
 Dividends            425                 18             4,138               225
                 --------            -------         ---------          --------
 Net Increase       6,140              6,478           108,655            28,762
 in Shares       --------            -------         ---------          --------


Municipal Bond
Issued              2,656                837             7,561             4,598
 Redeemed          (1,927)                 -             (390)             (815)
 Reinvested
 Dividends             41                  3               292                18
                 --------            -------         ---------          --------
 Net Increase         770                840             7,463             3,801
 in Shares       --------            -------         ---------          --------


U.S. Government Money Market
Issued            115,647             70,317         2,236,416           350,624
 Redeemed         (75,249)                 -       (1,762,723)          (56,688)
 Dividends          3,944                153            36,026             1,522
                 --------            -------         ---------          --------
 Net Increase      44,342             70,470           509,719           295,458
 in Shares       --------            -------         ---------          --------

* Commencement of offering


6.    CAPITAL LOSS CARRYFORWARDS

     At August 31, 2000, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio           Total   2005  2006   2007      2008
   U.S. Government Money Market Portfolio   $2,533   $32  $187  2,090      $224
   Municipal Bond Portfolio                 61,929     0     0      0    61,929
   Investment Quality Bond Portfolio        57,972     0     0      0    57,972


     In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 1999 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2000).
                                                       Capital
                                                       Losses
                                                  ------------------
  Large Capitalization Value Portfolio             $              -
  Large Capitalization Growth Portfolio                           -
  Small Capitalization Portfolio                          1,881,629
  International Equity Portfolio                                  -
  Investment Quality Bond Portfolio                         549,129
  Municipal Bond Portfolio                                   42,933
  U.S. Government Money Market Portfolio                      4,421



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                  INCOME FROM                   DIVIDENDS AND
                                                INVESTMENT OPERATIONS           DISTRIBUTIONS                   RATIOS
                               ---------------------------------------------------------------------   -----------------------------




                                                                                                                    Ratio
                                                                      Distributions                      Ratio      of Net
                                       Net                                  to                           of Net   Investment
                                    Realized               Dividends  Shareholders                      Operating  Income
               Net Asset              And                     to       from Net    Net              Net  Expenses   (Loss)
                Value,             Unrealized      Total   Shareholders Realized  Asset           Assets    to        to
               Beginning   Net     Investment   Gain(Loss)  from Net     Gains    Value,          End of  Average Average Portfolio
                 of       Income       on       Investment Investment     on      End of   Total  Period   Net       Net    Turnover
                Period    (Loss)   Investments  Operations  Income    Investments Period  Return* (000's)Assets(2) Assets(2)  Rate


Large Capitalization Value Portfolio (Class C)

Year Ended
August 31, 2000 $20.52      $0.05  ($0.33)     ($0.28)    ($0.17)    ($1.80)  $18.27   (1.39%)   $3,509  1.85%  (0.13%)         90%

January 4, 1999 (1)
to August 31, 1999  20.21   0.04  0.27         0.31           --      --      20.52    1.53%    1,138  0.61%(1,3)(0.56%)(1,3) 67%




     (1) During the fiscal  period  ended  August  31,  1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.85% and (0.13%) respectively, for the year ended
August 31,  2000,  1.41% and 1.36%  respectively  for the year ended  August 31,
1999.

Large Capitalization Growth Portfolio (Class C)

Year Ended
August 31, 2000$26.78     ($0.26)       $8.19       $7.93     --        ($1.66)   $33.05   30.30%    $7,017  1.59%(1) (1.06%)(1) 33%

January 4, 1999 (1)
to August 31, 1999 24.74 (0.10)        2.14     2.04     --         --          26.78     8.25%  2,209  1.22%(1,3)(0.82%)(1,3)   39%


     (1) During the fiscal  periods  ended  August 31, 2000 and August  31,1999,
Saratoga Capital  Management waived a portion of its management fees. During all other time periods  presented above,  Saratoga Capital  Management waived all of its fees and assumed a portion of the operating expenses.  Additionally, for the periods  presented  above,  the  Portfolio  benefited  from  an  expense  offset arrangement  with its custodian  bank. If such waivers  assumptions  and expense offsets  had not been in effect for the  respective  periods,  the ratios of net operating  expenses  to average  daily net assets and of net  investment  income
(loss)  to  average   daily  net  assets  would  have  been  1.63%  and  (1.02%)
respectively,  for the year ended August 31, 2000,  1.34% and 0.94% for the year ended August 31, 1999.


Small Capitalization Portfolio (Class C)

Year Ended
August 31, 2000$10.06   ($0.07)       $2.86   $2.79     --     ($0.12)     $12.73    28.22%  $1,693  1.72%(1)(0.79%)(1)       59%

January 4, 1999 (1)
To August 31, 1999 9.33  (0.02)    0.75         0.73     --         --      10.06    7.82%     243   1.46%(1,3)(1.09%)(1,3)   32%


     (1) During the fiscal  periods  ended  August 31, 2000 and August  31,1999,
Saratoga Capital  Management waived a portion of its management fees. During all other time periods  presented above,  Saratoga Capital  Management waived all of its fees and assumed a portion of the operating expenses.  Additionally, for the periods  presented  above,  the  Portfolio  benefited  from  an  expense  offset arrangement  with its custodian  bank. If such waivers  assumptions  and expense offsets  had not been in effect for the  respective  periods,  the ratios of net operating  expenses  to average  daily net assets and of net  investment  income
(loss)  to  average   daily  net  assets  would  have  been  1.73%  and  (0.78%)
respectively, for the year ended August 31, 2000, 1.56% and (1.19%) for the year ended August 31, 1999.


International Equity Portfolio (Class C)

Year ended
August 31, 2000$13.10     $-       $2.56      $2.56    ($0.08)    ($0.18)   $15.40  19.54%  $1,534  1.82%     (0.45%)          45%

January 4, 1999 (1)
to August 31, 1999  12.29 0.02     0.79         0.81     --         --        13.10   6.59%   380   1.15%(1,3) 0.20%(1,3)    46%

     (1)  During  the fiscal  period  ended  August  31,1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.98% and (0.29%) respectively, for the year ended
August 31, 2000, 1.29% and 0.34% for the year ended August 31, 1999.

Investment Quality Bond Portfolio (Class C)

Year Ended
August 31, 2000$9.89    $0.46    $0.01      $0.47    ($0.46)        --     $9.90  4.88%   $1,361  1.92%     4.69%            53%

January 4, 1999 (1)
to August 31, 1999  10.29  0.28    (0.40)     (0.12)     (0.28)     --      9.89  (1.21%)   284  1.26%(1,3)2.69%(1,3)          62%


     (1)  During  the fiscal  period  ended  August  31,1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.97% and 4.74% respectively, for the year ended
August 31, 2000, 1.30% and 2.73% for the year ended August 31, 1999.


Municipal Bond Portfolio (Class C)

Year Ended
August 31, 2000 $10.00    $0.35  $0.13   $0.48    ($0.33)    ($0.06)    $10.09   4.97%      $114     2.20%(1)    3.40%(1)     12%

January 4, 1999 (1)
to August 31, 1999 10.66    0.25    (0.68)      (0.43)     (0.23)     --        10.00    (4.12%)     38  0.68%(1,3) 2.64%(1,3) 23%



     (1) During the fiscal  periods  ended  August 31, 2000 and August  31,1999,
Saratoga Capital  Management waived a portion of its management fees. During all other time periods  presented above,  Saratoga Capital  Management waived all of its fees and assumed a portion of the operating expenses.  Additionally, for the periods  presented  above,  the  Portfolio  benefited  from  an  expense  offset arrangement  with its custodian  bank. If such waivers  assumptions  and expense offsets  had not been in effect for the  respective  periods,  the ratios of net operating  expenses  to average  daily net assets and of net  investment  income
(loss)  to  average   daily  net  assets  would  have  been  2.67%  and  2.93%
respectively,for  the year ended August 31,  2000,  1.82% and 3.78% for the year ended August31, 1999.


U.S. Government Money Market Portfolio (Class C)

Year Ended
August 31, 2000 $1.000      $0.040      --          $0.040   ($0.040)    --    $1.000     4.10%      $805    1.87%     4.11%    n/a

January 4, 1999 (1)
to August 31, 1999 1.000     0.022      --          0.022    (0.022)     --     1.000    1.99%   295   1.22%(1,3)  2.03%(1,3)   n/a

     (1)  During  the fiscal  period  ended  August  31,1999,  Saratoga  Capital
Management waived a portion of its management fees. During all other time periods presented above, Saratoga Capital Management waived all of its fees and assumed a portion of the operating expenses. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.87% and 4.11% respectively, for the year ended August 31, 2000, 1.26% and 2.07% respectively, for the year ended August 31, 1999.

(1) Commencement of offering.
(2) Annualized.

*  Assumes reinvestment of all dividends and distributions.
   Aggregate (not annualized) total return is shown for any period shorter than one year.